UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

AVNET, INC.

(Name of Registrant as Specified In Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

AVNET

# 2025 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

FROM COMPLEXITY TO CLARITY

NOTICE OF 2025 ANNUAL MEETING OF SHAREHOLDERS
DATE Friday, November 21, 2025
TIME 8:00 am local time
PLACE Avnet’s Corporate Headquarters 2211 South 47th Street Phoenix, Arizona 85034
RECORD DATE September 22, 2025
YOUR VOTE IS IMPORTANT
YOU CAN VOTE IN ONE OF FOUR WAYS
INTERNET Visit the website noted on your proxy card to vote online.
TELEPHONE Use the toll-free telephone number on your proxy card to vote by telephone.
MAIL Sign, date, and return your proxy card in the enclosed envelope to vote by mail.
IN PERSON Cast your vote in person at the annual meeting.
ITEMS OF BUSINESS
1.
To elect the ten Director nominees named in the attached proxy statement to serve until the next annual meeting and until their successors have been elected and qualified.

2.
To conduct an advisory vote on named executive compensation.

3.
To approve the 2025 Stock Compensation and Incentive Plan.

4.
To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the consolidated financial statements of Avnet for the fiscal year ending June 27, 2026.

5.
To take action with respect to such other matters as may properly come before the Annual Meeting (including postponements and adjournments).

The Board of Directors has fixed the close of business on September 22, 2025, as the record date for the Annual Meeting. Only holders of record of shares of Avnet’s common stock at the close of business on such date shall be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.
By Order of the Board of Directors
Darrel S. Jackson
Corporate Secretary
October 7, 2025

2025 ANNUAL
PROXY STATEMENT
PROXY STATEMENT SUMMARY
This summary highlights selected information in this Proxy Statement. Please review the entire document before voting.
ANNUAL MEETING OF SHAREHOLDERS
DATE November 21, 2025	TIME 8:00 am local time	PLACE Avnet’s Headquarters 2211 South 47th Street Phoenix, Arizona 85034	RECORD DATE September 22, 2025
PROPOSALS AND BOARD RECOMMENDATIONS
Proposals		Board Recommendation	Page Reference
1	Election of Directors	FOR	8
2	Advisory vote on named executive compensation	FOR	38
3	Approval of 2025 Stock Compensation and Incentive Plan	FOR	72
4	Ratification of independent registered public accounting firm	FOR	81
HOW TO VOTE
INTERNET Visit the website noted on your proxy card to vote online.
TELEPHONE Use the toll-free telephone number on your proxy card to vote by telephone.
MAIL Sign, date, and return your proxy card in the enclosed envelope to vote by mail.
IN PERSON Cast your vote in person at the annual meeting.

Proxy Summary
2025 ANNUAL
PROXY STATEMENT
SNAPSHOT OF 2025 DIRECTOR NOMINEES
	Age	Director Since	Independent	Avnet Committees
				A	C	CG	TR	E
Rodney C. Adkins Chairman of the Board of Avnet, Inc, President, 3RAM Group LLC	67	2015	YES			•		◦
Brenda L. Freeman Founder, Joyeux Advisory Group	61	2018	YES		•	•
Philip R. Gallagher Chief Executive Officer, Avnet, Inc.	64	2020	NO
Helmut Gassel Co-founder and Partner of Silian Partners	61	2024	YES	•			•
Virginia L. Henkels Former CFO of Swift Transportation and Empowerment & Inclusion Capital I Corp.	57	2024	YES	•		•
Jo Ann Jenkins Chief Executive Officer, AARP	67	2018	YES		◦		•	•
Oleg Khaykin President and Chief Executive Officer, Viavi Solutions, Inc.	60	2018	YES	•			◦	•
Ernest E. Maddock Former Chief Financial Officer, Micron Technology, Inc.	67	2021	YES	◦			•	•
Avid Modjtabai Former Senior Executive Vice President, Payments, Virtual Solutions and Innovation Group, Wells Fargo	63	2014	YES		•		•
Adalio T. Sanchez President, S Group Advisory LLC	66	2019	YES		•	◦		•
◦ Chair	A: Audit	C: Compensation and Leadership Development
• Member	CG: Corporate Governance
	E: Executive	TR: Technology and Risk

Proxy Summary
2025 ANNUAL
PROXY STATEMENT
ABOUT AVNET
VISION: To be the preferred distributor partner at the center of the world’s technology design and supply chains by delivering the best experience for both customers and suppliers every time.

MISSION:   We deliver superior service by holding ourselves accountable to our stakeholders, enabling design and supply chain technology solutions that improve life experiences globally, while staying grounded in our Core Values.

The CORE VALUES that drive our business and our people forward each day are:

Proxy Summary
2025 ANNUAL
PROXY STATEMENT
FINANCIAL HIGHLIGHTS FOR FISCAL 2025
CORPORATE GOVERNANCE HIGHLIGHTS
COMPENSATION PROGRAM FOR FISCAL 2025
Below are the primary components of the fiscal 2025 executive compensation program:

2025 ANNUAL
PROXY STATEMENT
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
DATE November 21, 2025	TIME 8:00 am local time	PLACE Avnet’s Headquarters 2211 South 47th Street Phoenix, Arizona 85034	RECORD DATE September 22, 2025
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Avnet, Inc. (“Avnet” or the “Company”) to be voted at the Annual Meeting of Shareholders (the “Annual Meeting”), with respect to the matters referred to in the accompanying notice. This Proxy Statement and the enclosed form of proxy are first being sent or given to shareholders on approximately October 7, 2025. Only holders of record of outstanding shares of the Company’s common stock, par value $1.00 per share (the “Common Stock”), at the close of business on September 22, 2025, the record date, are entitled to notice of and to vote at the Annual Meeting. Each shareholder is entitled to one vote per share held on the record date. The aggregate number of shares of Common Stock outstanding (net of treasury shares) on September 22, 2025, was 81,326,423, comprising all the Company’s capital stock outstanding as of that date.
At the Annual Meeting you will be asked to elect the ten Director nominees named in the Proxy Statement, conduct an advisory vote on named executive compensation, approve the 2025 Stock Compensation and Incentive Plan, and ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the consolidated financial statements of the Company for the fiscal year ending June 27, 2026.
The Company will bear the cost of soliciting proxies relating to the Annual Meeting. Directors, officers, and employees of the Company may, without additional compensation, solicit proxies by mail, telephone, email, or personal interview. The Company has not engaged an independent proxy solicitor. An independent inspector of election will be engaged to tabulate shareholder votes.
The Company is furnishing proxy materials to its shareholders primarily via the Internet. On or about October 7, 2025, the Company mailed to its shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access the Company’s proxy materials, including the 2025 Proxy Statement and the 2025 Annual Report, and how to vote. On or about October 7, 2025, certain shareholders, in accordance with their prior requests, were sent e-mail notifications of how to access proxy materials and vote or have been mailed paper copies of the Company’s proxy materials and a proxy card or voting form.
Internet distribution of the Company’s proxy materials is designed to expedite receipt by shareholders, lower the cost of the Annual Meeting, and conserve natural resources. However, if you prefer to receive printed proxy materials, please follow the instructions included in the Notice of Internet Availability. If you have previously elected to receive the Company’s proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.
The Company will request banks, brokerage houses and other institutions, nominees, and fiduciaries to forward the proxy materials to the beneficial owners of Common Stock and to obtain authorization for the execution of proxies. The Company will, upon request, reimburse banks, brokerage houses and other institutions, nominees, and fiduciaries for their reasonable expenses in forwarding the proxy materials.

Proxy Statement
2025 ANNUAL
PROXY STATEMENT
PROXY AND REVOCATION OF PROXY
Shareholders may mail their completed proxy cards or submit their proxy voting instructions by telephone or through the Internet. Shareholders who hold their shares through a broker, bank, or other nominee should contact their nominee to determine whether they may submit their proxy by telephone or Internet. Common Stock represented by a proxy properly signed or submitted and received at or prior to the Annual Meeting will be voted in accordance with the shareholder’s instructions. If a proxy card is signed, dated, and returned without indicating any voting instructions, the Common Stock represented by the proxy will be voted as the Board recommends. The Board of Directors is not currently aware of any business to be acted upon at the Annual Meeting other than as described in this Proxy Statement. If other matters are properly brought before the Annual Meeting, the persons appointed as proxies will have discretion to vote according to their best judgment, unless otherwise indicated on any particular proxy. The persons appointed as proxies will have discretion to vote on adjournment of the Annual Meeting. Proxies will extend to, and be voted at, any adjournment or postponement of the Annual Meeting to the extent permitted under the Business Corporation Law of the State of New York and the Company’s By-laws.
Any shareholder may revoke a completed proxy card or voting instructions by submitting a written notice of revocation, submitting a new proxy that is received by the Company prior to the Annual Meeting, or by voting in person at the Annual Meeting. However, a proxy will not be revoked by simply attending the Annual Meeting and not voting. All written notices of revocation and other communications with respect to revocation by shareholders should be addressed as follows: Corporate Secretary, Avnet, Inc., 2211 South 47th Street, Phoenix, Arizona 85034. To revoke a proxy previously submitted by telephone or Internet, a shareholder of record can simply vote again at a later date, using the same procedures, in which case the later submitted vote will be recorded and the earlier vote will be revoked. Please note that any shareholder whose shares are held of record by a broker, bank, or other nominee, and who provides voting instructions on a form received from the nominee, may revoke, or change his or her voting instructions only by contacting the nominee who holds his or her shares. Such shareholders may not vote in person at the Annual Meeting unless the shareholder obtains a legal proxy from the broker, bank, or other nominee.
BROKER VOTING
Brokers holding shares of record for a shareholder may vote on certain limited matters if they do not receive timely voting instructions from the shareholder. There are also some matters (“non-routine matters”) on which brokers may not vote if they do not receive timely voting instructions from the shareholder. When a broker cannot vote on a particular matter and the shareholder has not given timely voting instructions, then a “broker non-vote” results. Any broker non-vote would be counted as present at the meeting for purposes of determining a quorum but would be treated as not entitled to vote with respect to non-routine matters. Therefore, a broker non-vote would not count as a vote in favor of or against such matters and, accordingly, would not affect the outcome of the vote.
The election of Directors (Proposal 1), the advisory vote on named executive compensation (Proposal 2), and the approval of the 2025 Stock Compensation and Incentive Plan (Proposal 3) are classified as non-routine matters. Accordingly, brokers, banks, and other nominees will not be permitted to vote on any proposal other than the ratification of the appointment of the independent registered public accounting firm (Proposal 4) without instructions from the beneficial owners. As a result, the Company encourages all beneficial owners to provide voting instructions to your nominees to ensure that your shares are voted at the Annual Meeting.
MEETING ATTENDANCE
Admission to the Annual Meeting will be limited to shareholders. You are entitled to attend the Annual Meeting only if you are a shareholder of record as of the record date or hold a valid proxy for the meeting. To be admitted to the Annual Meeting, you must present proof of ownership of the Company’s Common Stock on the record date, which can be a brokerage statement or letter from a bank or broker indicating ownership on the record date, the Notice of Internet Availability of Proxy Materials, a proxy card, or legal proxy or voting

Proxy Statement
2025 ANNUAL
PROXY STATEMENT
instruction card provided by your broker, bank, or nominee. Any holder of a proxy from a shareholder must present the proxy card, properly executed, and a copy of the proof of ownership. Shareholders and proxyholders may also be asked to present a form of photo identification such as a driver’s license or passport. Backpacks, cameras, cell phones with cameras, recording equipment, and other electronic recording devices will not be permitted at the Annual Meeting. Failure to follow the meeting rules or permit inspection will be grounds for exclusion from the Annual Meeting.
QUORUM
The presence at the Annual Meeting, in person or by proxy, of shareholders of record entitled to cast at least a majority of the votes that all shareholders are entitled to cast is necessary to constitute a quorum. Each vote represented at the Annual Meeting in person or by proxy will be counted toward a quorum. If a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained.
REQUIRED VOTE AND BOARD RECOMMENDATIONS
Proposals		Voting Standard	Board Recommendation	Page Reference
1	Election of Directors	Majority of votes cast	FOR	8
2	Advisory vote on named executive compensation	Majority of votes cast	FOR	38
3	Approval of 2025 Stock Compensation and Incentive Plan	Majority of votes cast	FOR	72
4	Ratification of independent registered public accounting firm	Majority of votes cast	FOR	81

2025 ANNUAL
PROXY STATEMENT
PROPOSAL 1: ELECTION OF DIRECTORS
RECOMMENDATION OF THE BOARD
The Board recommends that shareholders vote FOR all ten nominees listed below.
Description of Proposal
Rodney C. Adkins, Brenda L. Freeman, Philip R. Gallagher, Helmut Gassel, Virginia L. Henkels, Jo Ann Jenkins, Oleg Khaykin, Ernest E. Maddock, Avid Modjtabai, and Adalio T. Sanchez have been nominated for election as Directors at the Annual Meeting, to serve until the next annual meeting of shareholders and until their successors have been elected and qualified.
All the nominees are presently serving as Directors of the Board. The Corporate Governance Committee recommended to the Board all the nominees for re-election. Each nominee has consented to being named herein and to serving if elected.
If any nominee should become unavailable for election, either: (1) the persons named as proxies in the enclosed proxy card may vote for a substitute nominee or vote for the remaining nominees and leave a vacancy on the Board of Directors, whereby such vacancy may be filled by a majority vote of the Directors then in office or by the shareholders at a meeting, or (2) the Board may reduce the size of the Board and the number of nominees to eliminate the vacancy.
Required Vote
To be elected, each nominee must receive affirmative votes from a simple majority of shareholder votes cast at the Annual Meeting. A majority of the votes cast means that the number of shares voted “for” a Director nominee must exceed the number of shares voted “against” that Director nominee. Abstentions are not counted in determining the votes cast, and therefore will have no effect on the outcome.
Brokers who hold shares of Common Stock as nominees may not vote such shares for a Director nominee.
If an incumbent nominee is not elected by the requisite vote, he or she must tender his or her resignation, and the Board, excluding such individual, will, within 90 days of the election, decide whether to accept such resignation and will disclose and explain its decision.
Proxy
Unless otherwise directed by the shareholder, the persons named as proxies on the proxy card will vote each properly signed and returned proxy card FOR the election of all ten nominees listed below.
Nominees
The following tables set forth the names and biographical information of the nominees as of September 22, 2025, including their age, principal occupation, the year they first became a Director, and the experience, qualifications, attributes, and skills that led the Board to conclude that these nominees should serve as Directors.

Proposal 1: Election of Directors
2025 ANNUAL
PROXY STATEMENT
Director Since: 2015 Board Chair Since: 2018 Age: 67 Independent Current Committee Memberships: • Corporate Governance • Executive (Chair)	RODNEY C. ADKINS

Recent Business Experience:
Mr. Adkins has served as the Company’s Chair of the Board since November 2018. He serves as the President of 3RAM Group LLC, a privately held company specializing in capital investments, business consulting services, and property management. Mr. Adkins formerly served as Senior Vice President of IBM from 2007 until 2014. In his 33-year career with IBM, Mr. Adkins held a number of development and management roles, including Senior Vice President of Corporate Strategy from 2013 to 2014 and Senior Vice President of Systems and Technology Group from 2009 to 2013. Mr. Adkins currently serves on the board of directors of United Parcel Service, Inc. (NYSE: UPS) and W.W. Grainger, Inc. (NYSE: GWW). He previously served on the board of directors of Pitney Bowes Inc. (NYSE: PBI) from 2007 to 2013, PPL Corporation (NYSE: PPL) from 2014 to 2019, and PayPal Holdings, Inc. (Nasdaq: PYPL) from 2017 to 2025.

Primary Qualifications and Experience:
	• Operations	• International Business
	• Technology	• Industry
• Risk Management and Resiliency
The Board benefits from Mr. Adkins’ global business experience in the technology industry, including emerging technologies and services, international and emerging markets, and supply chain management. He provides additional experience in the areas of corporate governance, strategy development, and senior leadership.

Proposal 1: Election of Directors
2025 ANNUAL
PROXY STATEMENT
Director Since: 2018 Age: 61 Independent Current Committee Memberships: • Compensation and Leadership Development • Corporate Governance	BRENDA L. FREEMAN

Recent Business Experience:
Ms. Freeman is the founder of an advisory company, Joyeux Advisory Group, which was founded in 2018. She has been a Venture Partner of Debut Capital since May 2021. Ms. Freeman formerly served as the Chief Executive Officer and a Director of Arteza, a direct-to-consumer arts and crafts supplies company, from February 2020 to April 2021. Previously she served as Chief Marketing Officer of Magic Leap, Inc., a private company focused on virtual retinal displays, from 2016 to 2019. Prior to that, she served as Chief Marketing Officer at the National Geographic Channel from 2015 to 2016; Vice President, Television Marketing at DreamWorks Animation SKG Inc. from 2014 to 2015; Chief Marketing Officer, Turner Animation, Young Adults and Kids Media at Turner Broadcasting Systems, Inc. from 2008 to 2014; and Senior Vice President, Integrated Marketing and Partnerships, Nickelodeon at MTV Networks Company from 2005 to 2008. She has also served in other leadership roles for MTV Networks Company, VH1, ABC Radio Networks, and PepsiCo, Inc. (Nasdaq: PEP). Ms. Freeman has served on the board of directors at WM Technology, Inc. (Nasdaq: MAPS) since June 2021 and Caleres, Inc. (NYSE: CAL) since April 2017. Previously, she served on the board of directors of Blue Apron Holdings, Inc. (NYSE: APRN) from 2020 to 2023, Herman Miller, Inc. (Nasdaq: MLHR) from 2016 to 2019 and Under Armour, Inc. (NYSE: UA) from 2012 to 2013.

Primary Qualifications and Experience:
	• CEO	• Finance
	• Technology/Digital Media	• Marketing
The Board benefits from Ms. Freeman’s experience in corporate leadership, serving on other boards, and her strong background in marketing, technology, digital commerce, and digital transformation.

Proposal 1: Election of Directors
2025 ANNUAL
PROXY STATEMENT
Director Since: 2020 Age: 64 Not Independent	PHILIP R. GALLAGHER

Recent Business Experience:
Mr. Gallagher has served as the Company’s Chief Executive Officer and a Director since November 2020, and as President, Electronic Components, since August 2018. He previously served as the Interim Chief Executive Officer from July 2020 until November 2020 and as the Global President, Core Distribution Business from May 2017 to August 2018. He began his career with the Company in 1982 and held executive leadership positions in sales, marketing, and operations during his 38 years at the Company, with his last role as Global President of Technology Solutions from 2009 to 2014. He left the Company in 2014, and served as President, Americas Sales and Marketing, at TTI, a leading authorized distributor of interconnect, passive, electromechanical and discrete components, from 2016 to 2017. He rejoined the Company in May 2017. Mr. Gallagher currently serves on the advisory council for Women in Electronics and is also a member of Greater Phoenix Leadership (GPL), an organization of leading CEOs focused on creating action on priority issues.

Primary Qualifications and Experience:
	• Industry	• International Business
	• Technology/Digital Media	• CEO
The Board benefits from Mr. Gallagher’s extensive experience in business operations, corporate leadership, and management. The Board also benefits from his broad knowledge of the technology industry.
Director Since: 2024 Age: 61 Independent Current Committee Memberships: • Audit • Technology and Risk	HELMUT GASSEL

Recent Business Experience:
Helmut Gassel is an experienced semiconductor executive with more than 30 years in the industry. Among other activities, he is currently Co-founder and Partner of Silian Partners, a group of semiconductor industry senior executives. He also serves as a Board Member for Nordic Semiconductor’s Board of Directors, since 2024. Prior to 2022, he held several leadership positions during his 27-year tenure at Infineon Technologies, including Board Member, Chief Marketing Officer, and Division President for Industrial Power Control. Mr. Gassel holds a Diploma in Nuclear Physics from Ruhr University Bochum and a Doctorate in Electrical Engineering from the University of Duisburg-Essen.

Primary Qualifications and Experience:
	• International Business	• Technology/Digital Media
	• Marketing	• Industry
The Board benefits from Mr. Gassel’s extensive experience in the semiconductor industry, technology and innovation, sales and marketing, global business, and corporate leadership and management.

Proposal 1: Election of Directors
2025 ANNUAL
PROXY STATEMENT
Director Since: 2024 Age: 57 Independent Current Committee Memberships: • Audit • Corporate Governance	VIRGINIA L. HENKELS

Recent Business Experience:
Ms. Henkels served as Executive Vice President, Chief Financial Officer, and Treasurer of Swift Transportation Company from 2008 to 2017. She held various finance and accounting leadership positions with increasing responsibilities since 2004 at Swift Transportation and from 1990 to 2002 at Honeywell International, Inc., a global diversified technology and manufacturing company. Ms. Henkels also served as Chief Financial Officer and Secretary of Empowerment & Inclusion Capital I Corp., a special-purpose acquisition company focused on promoting equity and inclusion from 2020 to 2023. Ms. Henkels has served on the board of directors of Pursuit Attractions and Hospitality, Inc. (NYSE: PRSU) f/k/a Viad Corp. since November 2017, LCI Industries (NYSE: LCII) since September 2017, and privately-held Isaac Instruments since March 2023. From 2018 to 2021, Ms. Henkels served on the board of directors of Echo Global Logistics, Inc. (Nasdaq: ECHO).

Primary Qualifications and Experience:
	• International Business	• Risk Management and Resiliency
• Finance
The Board benefits from Ms. Henkels’ experience with finance, accounting, capital markets, investor relations, strategy development, risk management, financial reporting, audit, and corporate governance.
Director Since: 2018 Age: 67 Independent Current Committee Memberships: • Compensation and Leadership Development (Chair) • Executive • Technology and Risk	JO ANN JENKINS

Recent Business Experience:
Ms. Jenkins served as the Chief Executive Officer of AARP, the nation’s largest nonprofit, nonpartisan organization dedicated to empowering people 50 and older to choose how they live and age, from 2014 until her retirement in 2024. Previously, she served as the Executive Vice President and Chief Operating Officer of AARP from 2013 to 2014 and President of the AARP Foundation from 2010 to 2013. Prior to that, Ms. Jenkins held various positions at the Library of Congress from 1994 to 2010, including Chief Operating Officer from 2007 to 2010. Ms. Jenkins has served on the board of directors of Aon plc (NYSE: AON) since August 2025 and General Mills, Inc. (NYSE: GIS) since January 2020.

Primary Qualifications and Experience:
	• CEO • Marketing	• Operations • Risk Management and Resiliency
The Board benefits from Ms. Jenkins’ deep understanding of strategic management and innovative marketing, which she developed through her CEO and operational roles. She contributes valuable insights regarding corporate leadership and management, government affairs and community relations, and innovation and strategic transformation, including developing and implementing diversity strategies.

Proposal 1: Election of Directors
2025 ANNUAL
PROXY STATEMENT
Director Since: 2018 Age: 60 Independent Current Committee Memberships: • Audit • Executive • Technology and Risk (Chair)	OLEG KHAYKIN

Recent Business Experience:
Mr. Khaykin has served as the President and Chief Executive Officer and member of the board of directors of Viavi Solutions Inc. (Nasdaq: VIAV), a provider of network and service enablement solutions, since February 2016. From 2015 to 2016, he served as a Senior Advisor at Silver Lake Partners. Prior to that, Mr. Khaykin served as President and Chief Executive Officer and a member of the board of directors of International Rectifier, a maker of power semiconductors, from 2008 until its acquisition by Infineon AG in 2015. From 2003 to 2008, he served as Executive Vice President and Chief Operating Officer of Amkor Technology, Inc. (Nasdaq: AMKR), and from 1999 to 2003 as Vice President of Strategy & Business Development at Conexant Systems, Inc. (Nasdaq: CNXT) and Mindspeed Technologies, Inc. (Nasdaq: MSPD). Mr. Khaykin had previously served on the boards of directors of Marvell Technology Group (Nasdaq: MRVL) from 2016 to July 2020 and Newport Corporation from 2010 until its acquisition by MKS Instruments in 2016.

Primary Qualifications and Experience:
	• CEO	• Technology/Digital Media
	• International Business	• Risk Management and Resiliency
	• Finance	• Marketing
	• Operations	• Industry

The Board benefits from Mr. Khaykin’s significant corporate leadership and management experience and extensive experience in the semiconductor industry. His experience with technology companies, and as both a prior customer and supplier to the Company, brings valuable insights to the Board.

Director Since: 2021 Age: 67 Independent Current Committee Memberships: • Audit (Chair) • Executive • Technology and Risk	ERNEST E. MADDOCK

Recent Business Experience:
Mr. Maddock served as Chief Financial Officer and Senior Vice President of Micron Technology, Inc. (Nasdaq: MU) from 2015 until his retirement in 2018. Prior to that, he served as Chief Financial Officer of Riverbed Technology, Inc. from 2013 to 2015. From 1997 to 2013, Mr. Maddock served in various roles at Lam Research Corporation (Nasdaq: LRCX), last as Chief Financial Officer from 2008 to 2013. He has served on the board of directors of Ultra Clean Holdings Inc. (Nasdaq: UCTT) since June 2018; Ouster, Inc. (NYSE: OUST) since January 2022; and Teradyne, Inc. (NASDAQ: TER) since November 2022. Mr. Maddock previously served on the board of Intersil Corporation (Nasdaq: ISIL) from 2015 to 2017.

Primary Qualifications and Experience:
	• International Business	• Risk Management and Resiliency
	• Finance	• Operations
The Board benefits from Mr. Maddock’s breadth of global business experience, including risk management and operations, and experience in the semiconductor industry. Additionally, as a former Chief Financial Officer for multiple public companies, Mr. Maddock has extensive experience in finance and accounting, particularly as it applies to public companies.

Proposal 1: Election of Directors
2025 ANNUAL
PROXY STATEMENT
Director Since: 2014 Age: 63 Independent Current Committee Memberships: • Compensation and Leadership Development • Technology and Risk	AVID MODJTABAI

Recent Business Experience:
Ms. Modjtabai served as the Senior Executive Vice President and head of the Payments, Virtual Solutions and Innovation Group at Wells Fargo (NYSE: WFC) until March 2020, when she retired from Wells Fargo after 27 years. Prior to that, she served in various leadership roles at Wells Fargo, including Group head for Wells Fargo Consumer Lending from 2011 to 2016; Chief Information Officer and head of Technology and Operations Group from 2008 to 2011; Chief Information Officer and head of technology from 2007 to 2008; Director of Human Resources from 2005 to 2007; Executive Vice President, Head, of the Internet Services Group from 2001 to 2005; Senior Vice President of Consumer Internet Services from 1999 to 2001; and held leadership roles in the enterprise internet services group, consumer deposits, and corporate strategy from 1993 to 2001. Ms. Modjtabai has served on the board of directors of Prologis, Inc. (NYSE: PLD) since February 2020.

Primary Qualifications and Experience:
	• Finance	• Operations
The Board benefits from Ms. Modjtabai’s extensive experience in operations and strategy development. The Board also benefits from her experience in the areas of financial services and change management.

Proposal 1: Election of Directors
2025 ANNUAL
PROXY STATEMENT
Director Since: 2019 Age: 66 Independent Current Committee Memberships: • Compensation and Leadership Development • Corporate Governance (Chair) • Executive	ADALIO T. SANCHEZ

Recent Business Experience:
Mr. Sanchez is President of S Group Advisory LLC, a management consulting firm providing advisory services on business strategy, technology, and operational excellence. He also serves on the board of directors of ACI Worldwide Inc. (NASDAQ: ACIW), a software company serving the electronics payments market, since 2015 and has been board Chairman since 2022; and on the supervisory board of ASM International NV (NL: ASM), a Netherlands-based semiconductor wafer fabrication equipment company, since September 2021. Mr. Sanchez previously served on the board of directors of Snap One Holdings Corp (NASDAQ: SNPO), a smart home technology solutions and distribution company, from June 2021 to June 2024; and on the board of directors of Quantum Corporation (NASDAQ: QMCO), a computer storage solutions company, from May 2017 to April 2019, and served as interim CEO from November 2017 to January 2018. From 2014 to 2015, Mr. Sanchez served as Senior Vice President of the Lenovo Group Limited (HK: 0992), an international technology company. Prior to that, he spent 32 years at IBM Corporation (NYSE: IBM), a global technology and innovation company, from 1982 to 2014, where he served in various capacities including sixteen years in senior executive and global general management roles. During his tenure at IBM, Mr. Sanchez held key critical roles that are directly pertinent to Avnet’s business. These include: head of global supply chain and distribution for IBM’s personal computer business, headed IBM’s semiconductor division, and was deeply involved in many facets of semiconductor components industry.

Primary Qualifications and Experience:
	• Industry	• International Business
	• Operations	• Technology/Digital Media
• Risk Management and Resiliency
The Board benefits from Mr. Sanchez’s significant experience in corporate leadership and management, international business, technology and innovation, and his extensive semiconductor expertise.

Proposal 1: Election of Directors
2025 ANNUAL
PROXY STATEMENT
These charts show the Director nominees average tenure and age, as of September 22, 2025:

2025 ANNUAL
PROXY STATEMENT
CORPORATE GOVERNANCE
The Board of Directors believes that good corporate governance practices provide an important framework that promotes long-term value, strength, and stability for shareholders. The Company’s governance highlights include:
CORPORATE GOVERNANCE GUIDELINES
The Corporate Governance Guidelines (the “Guidelines”) collect in one document many of the Company’s corporate governance practices and procedures. Among other things, the Guidelines address the duties of the Board of Directors, director qualifications and selection process, director compensation, Board operations, management succession, Board committee matters, and director orientation and continuing education. The Guidelines also provide for annual self-evaluations by the Board and its committees. The Board reviews the Guidelines on an annual basis. The Guidelines are available on the Company’s website at https://www.ir.avnet.com/corporate-governance/governance-documents.
As a general policy, as set forth in the Guidelines, the Board recommends the following limits as to the service of Directors on other boards of public companies: (1) Directors who are actively employed on a full-time basis may serve on up to two additional public boards; (2) an independent Chair of the Board, if not actively employed on a full-time basis, may serve on up to three additional public boards; and (3) Directors who are retired from active full-time employment may serve on up to four additional public boards.
DIRECTOR INDEPENDENCE
The Board of Directors believes that a substantial majority of its members should be independent directors. The Board has determined that nine out of the ten Director nominees are independent under the independence standards adopted by the Board (provided in Appendix A to the Guidelines), and under the independence requirements of the Nasdaq listing standards: Rodney C. Adkins, Brenda L. Freeman, Helmut Gassel, Virginia L. Henkels, Jo Ann Jenkins, Oleg Khaykin, Ernest E. Maddock, Avid Modjtabai, and Adalio T. Sanchez (collectively, the “Independent Directors”).

Corporate Governance
2025 ANNUAL
PROXY STATEMENT
BOARD DIVERSITY MATRIX
The matrix below provides certain demographic information regarding the Company’s Board of Directors as of September 22, 2025. The information is based on Directors’ self-identification and the definitions under Nasdaq Rule 5605(f).
Board Diversity Matrix (As of September 22, 2025)
Board Size:
Total Number of Directors	10
Gender Identity:	Female	Male
Directors	4	6
Demographic Background
African American or Black	2	1
Hispanic or Latinx	0	1
White	2*	4
LGBTQ+	1
* One identifies as Middle Eastern
BOARD LEADERSHIP STRUCTURE
Pursuant to the Guidelines, the Board has the flexibility to decide whether it is best for the Company at a given point in time for the roles of the Chief Executive Officer (“CEO”) and Chair of the Board (the “Chair”) to be separated or combined and, if separated, whether the Chair should be selected from the Independent Directors or be an employee of the Company. The Board believes that the Company and its shareholders are best served by maintaining this flexibility rather than mandating a particular leadership structure, and the Board has experience functioning effectively either way. The Board also believes its programs for overseeing risk would be effective under a variety of leadership frameworks and therefore do not materially affect how it structures its leadership. If the Chair is an employee of the Company, the Guidelines provide that the independent Directors will elect an active lead independent director.
Currently the roles are separated, with Mr. Adkins, an Independent Director, serving as the Chair and Mr. Gallagher serving as the CEO. The Board has concluded that the current leadership structure is appropriate because it allows Directors to provide independent, objective, and effective oversight of management. Under this structure, the independent Chair focuses on Board performance and facilitating information flow between the Board and CEO. The independent Chair works closely with the CEO and Chief Legal Officer to set Board meeting agendas and meeting schedules, and chairs executive sessions at Board meetings. In addition, the Board believes that Mr. Adkin’s global business experience in the technology industry, international markets, and supply chain management, as well as his strong public board experience with outside companies, enables him to provide effective leadership to the Board.

Corporate Governance
2025 ANNUAL
PROXY STATEMENT
EXECUTIVE SESSIONS
To promote free and open discussion and communication, Independent Directors meet in executive session at regularly scheduled Board meetings with neither non-Independent Directors nor management present.
DIRECTOR NOMINATIONS
The Corporate Governance Committee is responsible for identifying, screening, and recommending candidates for election to the Company’s Board of Directors. Pursuant to the Guidelines, the committee reviews a potential candidate’s business experience; education; skill set; personal character and judgment; and diversity in factors such as age, gender, race, nationality, and culture. In addition, the Committee’s charter provides that the committee will consider criteria including knowledge, experience, skills, expertise, and diversity to enhance the Board’s ability to oversee the Company’s affairs and business. Although the Corporate Governance Committee does not have a formal policy concerning diversity, the Company believes that valuing diversity makes good business sense. Consequently, the Corporate Governance Committee includes women and minority candidates in the pool from which it seeks future Directors.
These above factors, and others considered useful by the Board, are reviewed in the context of the perceived needs of the Board at a particular point in time. Directors must also possess the highest personal and professional ethics, integrity, and values, and be committed to representing the long-term interests of all shareholders. Board members are expected to diligently prepare for, attend, and participate in, all Board and applicable Committee meetings. Each Board member is expected to ensure that other existing and future commitments do not materially interfere with the member’s attendance at meetings and service as a Director.
The Corporate Governance Committee also reviews whether a potential candidate will meet the Board’s independence standards and any other Director or committee membership requirements imposed by law, regulation, or stock exchange rules.
Director candidates recommended by the Corporate Governance Committee are subject to full Board approval and subsequent annual election by the shareholders. The Board of Directors is also responsible for electing Directors to fill vacancies on the Board occurring between the shareholders’ annual meetings, due to retirement, resignation, expansion of the Board, or other events. The committee may retain a search firm to assist in identifying and evaluating candidates. When a search firm is used, the committee provides criteria for candidates, tailored to the needs of the Board at that time, and pays the firm a fee for these services.
Recommendations for Director candidates may also be received from Board members, management, and shareholders, and may be solicited from professional associations as well.
The Corporate Governance Committee considers recommendations of Director candidates received from shareholders on the same basis as recommendations received from other sources. The director selection criteria discussed above is used to evaluate all recommended Director candidates. Shareholders who wish to suggest an individual for consideration for election to the Company’s Board of Directors may submit a written recommendation to the Corporate Governance Committee by sending it to: Corporate Secretary, Avnet, Inc., 2211 South 47th Street, Phoenix, Arizona 85034. Shareholder recommendations must contain the following information:
•
The shareholder’s name, address, number of shares of the Company’s Common Stock beneficially owned, and, if the shareholder is not a record shareholder, evidence of beneficial ownership;

•
A statement in support of the candidate’s recommendation;

•
The candidate’s detailed biographical information describing experience and qualifications, including current employment and a list of any other boards of directors on which the candidate serves;

•
A description of all agreements, arrangements, or understandings between the shareholder and the Director candidate;

•
The candidate’s consent to be contacted by a representative of the Corporate Governance Committee for interviews and his or her agreement to provide further information if needed;

Corporate Governance
2025 ANNUAL
PROXY STATEMENT
•
The candidate’s consent for a background check; and

•
The candidate’s consent to serve as a Director, if nominated and elected.

Shareholders may also nominate a candidate for election at an annual meeting of shareholders and may have the candidate included on the Company’s proxy card if additional requirements under the By-laws and Rule 14a-19 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) are met. Details regarding these nomination procedures and the required notice and information are set forth elsewhere in this Proxy Statement under the heading “Shareholder Proposals and Nominations.”
BOARD AND COMMITTEE EVALUATION
The Board recognizes that a thorough, constructive evaluation process enhances the Board’s effectiveness and is an important element of good corporate governance. The evaluations are conducted using a digital assessment tool and Director interviews. In odd numbered years, the Board Chair and Governance Committee Chair conduct individual Director interviews. In even numbered years, an outside consultant conducts Director interviews, including individual Director 360 assessments. The evaluations assess both the Board and each standing committee. Interviews are structured and solicit feedback on a range of topics, including:
•
Board and committee structure, effectiveness, composition, leadership, culture, and skillsets;

•
meeting structure, dynamics, and materials;

•
execution of key responsibilities, including oversight of corporate strategy, finance, CEO and senior leadership succession, enterprise risk management and resiliency, technology, and cybersecurity;

•
interaction with management;

•
information and resources made available; and

•
for newer Directors, onboarding practices.

2025 Evaluation Process

| | |
|---|---|
| **Evaluation Design** | • Corporate Governance Committee recommended, and Board approved, the design, scope, content, and execution of the evaluation process |
| **Assessment Tool** | • Directors complete assessment using digital tool from outside consultant |
| **One-on-One Interviews** | • Interviews conducted by the Board Chair and Governance Committee Chair to facilitate candid, one-on-one discussions with each Director |
| **Results** | • Chairs of the Board and Corporate Governance Committee summarize the anonymized evaluation results, including assessment report and interview comments, for the Corporate Governance Committee |
| **Committee Report** | • Corporate Governance Committee conducts a closed session discussion of evaluation results and develops a proposed action plan, if appropriate |
| **Board Report** | • The Corporate Governance Committee leads a closed session discussion with the whole Board of evaluation results and any proposed action plan |
| → | • **Policies and practices** are updated as appropriate per evaluation results, discussions and action plan |

Corporate Governance
2025 ANNUAL
PROXY STATEMENT
THE BOARD’S ROLE IN MANAGEMENT SUCCESSION
The Board of Directors is actively engaged in talent management, with support from the Corporate Governance Committee and the Compensation and Leadership Development Committee. The committees regularly review and discuss management succession plans to provide for continuity in and development of senior management, which includes emergency CEO succession, CEO succession in the ordinary course of business, and succession for other members of senior management. The Board receives updates on the succession plan from the Company’s CEO and chief human resources officer at least semi-annually.
THE BOARD’S ROLE IN RISK OVERSIGHT
The Board oversees the Company’s enterprise risk management and resiliency program, whereby management identifies the top individual risks they believe the Company faces with respect to its business, operations, strategy, and other factors, based on input from key business and functional leaders in the Company. Management evaluates the key risks, current mitigation activity, and potential new or enhanced mitigation activity to manage such risks. At least annually, management discusses the identified risks and risk mitigation efforts with the Board. The Board allocates responsibility to examine a particular risk in detail to the committee that is in the best position to review and assess the risk. For example, the Audit Committee oversees risks related to accounting/financial reporting; the Technology and Risk Committee oversees risks related to cybersecurity and ethics and compliance programs; and the Compensation and Leadership Development Committee oversees risks related to compensation programs.
SUSTAINABILITY
The Company is committed to sustainability by creating sustainable operations and enabling technology solutions that improve lives. The Company strives to do the right thing and remain accountable to its key stakeholders by protecting the environment, embracing sustainability and inclusiveness, and ensuring good corporate governance.
The Company uses the Sustainability Accounting Standards Board (SASB) standards, the Global Reporting Initiative (GRI) standards, the Task Force on Climate-related Disclosures (TCFD) framework, and the United Nation’s Sustainable Development Goals to assist in forming the basis for its ESG reporting.
The Company’s annual sustainability reports and additional information about the Company’s sustainability strategy, initiatives, and goals (including its commitment to human rights, philanthropy and community engagement, talent management, supply chain management, and data security and privacy, as well as progress on initiatives and goals) and relevant policies, are located at: https://www.avnet.com/wps/portal/us/about-avnet/ corporate-social-responsibility/. The content of the sustainability reports and the Company’s website are not incorporated by reference in this Proxy Statement or otherwise filed with the U.S. Securities and Exchange Commission (the “SEC”).
SUSTAINABILITY GOVERNANCE AND BOARD OVERSIGHT
The Board of Directors oversees the Company’s sustainability strategies and initiatives and conducts a review annually. The Board further allocates oversight of certain sustainability-related issues to appropriate Board committees.
The Board’s Corporate Governance Committee provides primary oversight of the Company’s sustainability initiatives and reporting, and it receives management reports at least bi-annually. With guidance from the Board and the Corporate Governance Committee, the Avnet Leadership Team (“ALT”), which is made up of Avnet’s executive officers, provides resources to support the Company’s sustainability strategies and goals. The Sustainability Council, which is made up of Avnet executive leaders, meets quarterly and recommends sustainability strategies and policies to the ALT and oversees the implementation of approved initiatives. The Sustainability Working Team is made up of global representatives from different levels of management and generally meets monthly. It implements approved measures and integrates sustainability into the business strategy across the Company.

Corporate Governance
2025 ANNUAL
PROXY STATEMENT
The Board’s Technology and Risk Committee provides oversight of the Company’s ethics and compliance program. Management reports on the program, including any allegations and related investigations, during quarterly committee meetings. The Corporate Ethics and Compliance Committee, which is made up of Avnet executive officers and leaders, provides oversight and guidance to the program at the corporate level. Regional Ethics and Compliance Committees provide oversight at regional levels. The Ethics and Compliance Office (“ECO”), led by the Vice President, Compliance and Operations, manages the day-to-day program with support from representations in each region.
The Board’s Technology and Risk Committee also provides oversight of the Company’s data security and privacy program. Management reports on the program and cybersecurity incidents during each quarterly committee meeting. The program is managed by the Chief Information Officer. Measures taken to protect and secure the Company’s systems and information include implementing and enhancing information security controls, such as enterprise- wide firewalls, intrusion detection, email security, disaster recovery, and vulnerability management, as well as cybersecurity training for employees to enhance awareness of general security best practices, financial fraud, and phishing.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
No member of the Compensation and Leadership Development Committee is a present or former officer or employee of the Company. During fiscal year 2025, no executive officer of the Company served on the compensation committee or any similar committee of any other entity or served as a director for any other entity whose executive officers served on the Company’s Compensation and Leadership Development Committee.
CODE OF CONDUCT
The Company’s Code of Conduct applies to Directors, officers, and employees, including the CEO and all financial and accounting personnel. The Code of Conduct can be reviewed at https://www.ir.avnet.com/corporate-governance/governance-documents. Any future amendments to, or waivers for executive officers and Directors from certain provisions of, the Code of Conduct will be posted on the Company’s website.
POLICY AGAINST PLEDGING AND HEDGING ECONOMIC RISK OF OWNING THE COMPANY’S SECURITIES
The Company’s Insider Trading Policy expressly prohibits Directors, executive officers, and other employees determined by the Company as “Insiders” (including their family members, persons living in their household, and entities over which they exercise control) from entering into any financial transactions that are designed to hedge or offset any decrease in market value of the Company’s equity securities, including hedging or monetization transactions. Exceptions to the anti-hedging policy are not permitted. The policy similarly prohibits Insiders from holding the Company’s securities in a margin account and pledging the Company’s securities as collateral for loans without advance approval. The policy applies to all Company’s securities, including options and any other derivative securities, as well as securities granted by the Company as compensation. There were no exceptions approved during the last fiscal year.
The Company has focused its anti-hedging and anti-pledging policy primarily on Directors and executive officers because, as stewards and leaders of the Company, their interests should remain aligned with shareholder interests. The Company believes that Directors and executive officers should bear the same economic risks associated with holding the Company’s securities as do its shareholders and believes its policy helps to ensure this alignment.
REPORTING ETHICAL CONCERNS
The Audit Committee of the Board of Directors has established procedures for employees, shareholders, vendors, and others to communicate concerns about the Company’s ethical conduct or business practices, including accounting, internal controls, or financial reporting issues. Matters may be reported in the following ways:

Corporate Governance
2025 ANNUAL
PROXY STATEMENT
Employees of the Company are encouraged to contact their manager, a Human Resources representative, or a Code of Conduct Advisor to discuss matters of concern.
All persons, including employees, may contact:
•
The Legal Department by mail at 2211 South 47th Street, Phoenix, Arizona 85034; or

•
The Ethics Alertline at 1-800-861-2899 (within the United States and Canada) or via the Internet at avnet.alertline.com. Reports via the Ethics Alertline will be treated with appropriate confidentially and may be made on an anonymous basis where permitted by law.

STOCK OWNERSHIP GUIDELINES
The Board has adopted the following stock ownership guidelines for both the Directors and executive officers.
Directors should own, within five years of joining the Board, shares of the Company’s Common Stock worth at least five times the Director’s annual cash retainer. Shares that are awarded to Directors as part of director compensation, as well as phantom stock units acquired by Directors under a deferred compensation plan, count towards the guideline. The Board will evaluate whether exceptions should be made in the case of any Director who, due to his or her unique financial circumstances, would incur a hardship by complying with this requirement. Each Director nominee is following these guidelines.
Executive officers should own shares of the Company’s Common Stock with a market value equal to a multiple of their base salary:
•
5x for the Chief Executive Officer;

•
3x for the Chief Financial Officer and General Counsel; and

•
1x for other Executive Officers.

Restricted stock units, vested performance share units, and shares acquired from the exercise of stock options count towards the guideline. Until the ownership level is met, executive officers must hold at least 50% of any net shares he or she receives upon the exercise of options or upon the delivery of any restricted stock units or performance share unit awards. As of June 28, 2025, executive officers subject to these guidelines satisfy these requirements.
THE COMPANY’S WEBSITE
In addition to the information about the Company and its subsidiaries contained in this Proxy Statement, extensive information about the Company can be found on its website located at www.avnet.com, including information about the Company’s management team, products and services, and its corporate governance practices. The corporate governance information on the Company’s website, located at www.ir.avnet.com/ corporate-governance, includes the Guidelines, the Code of Conduct, the charters for each of the standing committees of the Board of Directors, and how a shareholder and other interested parties can communicate with the Board of Directors. In addition, amendments to the Code of Conduct and waivers granted to the Company’s Directors and executive officers under the Code of Conduct, if any, will be posted in this area of the website. Printed versions of the Guidelines, the Code of Conduct and the charters for the Board committees can be obtained, free of charge, by writing to the Company, Attention: Corporate Secretary, Avnet, Inc., 2211 South 47th Street, Phoenix, AZ 85034.
In addition, the Company’s filings with the SEC under the Exchange Act or the Securities Act of 1933, as amended, are available on the Company’s website located at www.ir.avnet.com/financial-information/sec-filings as soon as reasonably practicable after the report or form is electronically filed with, or furnished to, the SEC. Such filings include Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, Proxy Statements, registration statements, and Section 16 filings made by the Company’s executive officers and Directors with respect to the Company’s securities.
Further, information about the Company’s Environmental, Social and Governance programs, policies and reports can be found on its website.

Corporate Governance
2025 ANNUAL
PROXY STATEMENT
This information about the Company’s website and its content, together with other references to the website made in this Proxy Statement, is for information only. The content of the Company’s website is not incorporated by reference in this Proxy Statement or otherwise filed with the SEC.
DIRECTOR COMMUNICATIONS
Shareholders and other interested parties may contact the Company’s Board of Directors by writing to the Board of Directors, Attention: Corporate Secretary, Avnet, Inc., 2211 South 47th Street, Phoenix, Arizona 85034. They may also submit an email to the Board by filling out the email form on the Company’s website at www.ir.avnet.com/corporate-governance/contact-the-board.
Communications received are distributed to the Board, or to any individual Director or group of Directors as appropriate, depending on the facts and circumstances outlined in the communication. The Board of Directors has requested that items that are unrelated to the duties and responsibilities of the Board be excluded, including spam, junk mail and mass mailings, product and services inquiries, product and services complaints, resumes and other forms of job inquiries, surveys, and business solicitations or advertisements. Any product and services inquiries or complaints will be forwarded to the proper department for handling. In addition, material that is unduly hostile, threatening, illegal, or similarly unsuitable will be excluded. Any such communication will be made available to any non-employee Director upon request.

2025 ANNUAL
PROXY STATEMENT
The Board of Directors and its Committees
The Board of Directors held four regular quarterly meetings during the fiscal year ended June 28, 2025 (“fiscal 2025”). During each of these regular quarterly meetings, the Independent Directors met separately in executive session, presided over by the Chair of the Board.
During fiscal 2025, each Director standing for reelection attended at least 92% of Board meetings and assigned committee meetings.
Directors are expected to attend the annual meeting of shareholders unless unusual circumstances prevent such attendance. Board and committee meetings are scheduled in conjunction with the annual meeting of shareholders. All Directors attended the 2024 Annual Meeting of Shareholders held on November 22, 2024.
The Board currently has, and appoints the members of, a standing Audit Committee, Compensation and Leadership Development Committee, Corporate Governance Committee, and Finance Committee. Each of these committees is comprised solely of non-employee Directors, reports regularly to the full Board, and annually evaluates its performance. Each committee operates under a written charter that outlines the committee’s purpose, member qualifications, authority, and responsibilities. Each committee reviews its charter and conducts an evaluation of its own effectiveness annually. The charters are available at https://www.ir.avnet.com/corporate-governance/governance- documents.
In addition, the Board has established the Executive Committee to exercise certain powers and authority of the Board between Board meetings. The Board appoints the members of the Executive Committee, which consist of the Chair of the Board and the Chairs of each committee.
The members of the committees as of the date of this Proxy Statement are identified in the following table and committee summaries.
Committees
	A	C	CG	TR	E	Independent
Rodney C. Adkins (Board Chair)			•		Chair
Brenda L. Freeman		•	•
Helmut Gassel	•			•
Virginia L. Henkels	•		•
Jo Ann Jenkins		Chair		•	•
Oleg Khaykin	•			Chair	•
Ernest E. Maddock	Chair			•	•
Avid Modjtabai		•		•
Adalio T. Sanchez		•	Chair		•
A: Audit Committee    C: Compensation and Leadership Development Committee    CG: Corporate Governance Committee
E: Executive Committee    TR: Technology and Risk Committee
• Member

The Board of Directors and its Committees
2025 ANNUAL
PROXY STATEMENT
AUDIT COMMITTEE
AUDIT COMMITTEE

Current Members:
Ernest E. Maddock (Chair)
Helmut Gassel
Virginia L. Henkels
Oleg Khaykin
Meetings in fiscal 2025: 8
Audit Committee Financial Experts:
Ernest E. Maddock (Chair)
Virginia L. Henkels
Oleg Khaykin

Responsibilities
The Audit Committee is charged with:
•
Assisting and representing the Board in fulfilling its oversight responsibilities with respect to:

•
The integrity of the Company’s financial statements;

•
The independence, qualifications, and performance of the Company’s independent external auditors;

•
The performance of the Company’s internal audit function;

•
Compliance with legal and regulatory requirements; and

•
Reviewing and approving borrowings up to $500 million.

•
Appointing, compensating, retaining and overseeing the independent registered public accounting firm.

•
Reviewing and approving transactions with any related person in which the Company is a participant and involves an amount equal to or exceeding $120,000 per year.

Please see the Audit Committee Report set forth elsewhere in this Proxy Statement for more information about the Audit Committee and its operations.

All Audit Committee members are independent under the independence requirements of the Nasdaq listing standards and the Board’s independence standards. They also meet the additional independence requirements for audit committee members established by the SEC. The Board has further determined that the following three members of the committee qualify as “audit committee financial experts” as defined by the SEC and meet the audit committee financial sophistication requirement of Nasdaq: Ms. Henkels and Messrs. Khaykin and Maddock.

The Board of Directors and its Committees
2025 ANNUAL
PROXY STATEMENT
COMPENSATION AND LEADERSHIP DEVELOPMENT COMMITTEE
COMPENSATION AND LEADERSHIP DEVELOPMENT COMMITTEE
Current Members: Jo Ann Jenkins (Chair) Brenda Freeman Avid Modjtabai Adalio T. Sanchez Meetings in fiscal 2025: 4
Responsibilities
The Compensation and Leadership Development Committee is charged with:
•
Overseeing the Company’s overall compensation structure, policies, and programs.

•
Assisting the Board in fulfilling its responsibilities with respect to administering the Company’s long-term incentive plan.

•
Reviewing and approving compensation arrangements with executive officers.

•
Evaluating CEO performance and recommending CEO compensation to the Board.

•
Overseeing the Company’s policies and programs relating to talent, leadership, and culture.

•
Overseeing Director compensation and recommending any changes to Director compensation to the Board.

The Compensation and Leadership Development Committee’s objective is to establish and oversee a total compensation program that fairly and competitively rewards long-term performance and enhances shareholder value.

The Compensation and Leadership Development Committee has the authority to retain an independent executive compensation consultant to assist in evaluating compensation for the Company’s executive officers and Directors, and to help ensure that the committee’s actions are objective and appropriate. The committee has the sole authority to retain, at the Company’s expense, and terminate any such consultant, including the sole authority to approve such consultant’s fees and other terms of engagement. The committee retained Meridian Compensation Partners, LLC (“Meridian”) as the committee’s independent compensation consultant for fiscal 2025. The committee assessed the independence of Meridian pursuant to the SEC and Nasdaq rules and concluded that no conflict of interest existed that prevented, or will prevent, Meridian from being an independent consultant to the committee.
All committee members meet the independence requirements of Nasdaq listing standards and the Board’s independence standards, and meet Nasdaq’s additional independence requirements for compensation committee members.

The Board of Directors and its Committees
2025 ANNUAL
PROXY STATEMENT
CORPORATE GOVERNANCE COMMITTEE
CORPORATE GOVERNANCE COMMITTEE
Current Members: Adalio T. Sanchez (Chair) Rodney C. Adkins Brenda L. Freeman Virginia L. Henkels Meetings in fiscal 2025: 4
Responsibilities
The Corporate Governance Committee is charged with:
•
Identifying, screening, and recommending appropriate candidates to serve as directors.

•
Reviewing the Company’s succession plans, including CEO succession.

•
Overseeing the process for evaluating the Board, its committees, and management.

•
Making recommendations with respect to corporate governance issues affecting the Board and the Company.

•
Overseeing director orientation and continuing education programs.

•
Overseeing the Company’s programs and initiatives related to sustainability.

Please see “Corporate Governance — Director Nominations” for additional information on the Corporate Governance Committee.

All Corporate Governance Committee members meet the independence requirements of Nasdaq listing standards and the Board’s independence standards.
TECHNOLOGY AND RISK COMMITTEE
TECHNOLOGY AND RISK COMMITTEE
Current Members: Oleg Khaykin (Chair) Helmut Gassel Jo Ann Jenkins Ernest E. Maddock Avid Modjtabai Meetings in fiscal 2025: 2
Responsibilities
The Technology and Risk Committee is charged with:
•
Overseeing the Company’s enterprise risk management and resiliency program.

•
Overseeing significant risk exposures, including risks related to the Company’s operations, trade compliance, and ethics program.

•
Overseeing the Company’s technology and information security, including use of artificial intelligence.

The Technology and Risk Committee was formed as of January 1, 2025. All Technology and Risk Committee members meet the independence requirements of Nasdaq listing standards and the Board’s independence standards.

The Board of Directors and its Committees
2025 ANNUAL
PROXY STATEMENT
EXECUTIVE COMMITTEE
EXECUTIVE COMMITTEE
Members: Rodney C. Adkins (Chair) Jo Ann Jenkins Oleg Khaykin Ernest E. Maddock Adalio T. Sanchez Meetings in fiscal 2025: 0
Responsibilities
The Board established the Executive Committee to exercise the powers and authority of the Board during the intervals between Board meetings when the Chair of the Board determines that convening a special Board meeting is not warranted. The Executive Committee may exercise the powers and authority of the Board except those not permitted by law or the Company’s Bylaws, or as specifically limited by the Board.
Therefore, the Executive Committee does not have the authority to:
•
Submit to shareholders any action that requires shareholders’ approval;

•
Fill vacancies in the Board or any committee;

•
Fix compensation for Directors serving on the Board or any committee;

•
Amend or repeal the By-Laws or adopt new bylaws; or

•
Amend or repeal any Board resolutions which, by its terms, are not amendable or repealable.

All Executive Committee members meet the independence requirements of Nasdaq listing standards and the Board’s independence standards.

2025 ANNUAL
PROXY STATEMENT
DIRECTOR COMPENSATION
The single employee Director did not receive any special or additional remuneration for service on the Board. Upon the recommendations of the Compensation and Leadership Development Committee and approvals of the Board of Directors, non-employee Directors received compensation for their services on the Board for fiscal 2025 as set out below. The cash retainers are paid in equal quarterly installments and the equity is generally delivered in early January, unless the Director elects to defer under the Avnet Deferred Compensation Plan for Outside Directors, which is described under the caption “Deferred Compensation Plan” below.
Annual Compensation Components:
Cash Retainer	$100,000
Equity	$180,000
Total for FY25:	$280,000
% of Cash/Equity	36/64
Additional Annual Amounts:
Independent Chair Retainer	$185,000
Audit Committee Chair Retainer	$25,000
Audit Committee Member Retainer	$7,500
Compensation and Leadership Development Committee Chair Retainer	$20,000
Corporate Governance Committee Chair Retainer	$15,000
Finance Committee Chair Retainer	$15,000

Director Compensation
2025 ANNUAL
PROXY STATEMENT
The following table shows the total dollar value of all fees earned by all non-employee Directors in fiscal 2025 and the grant date fair value of stock awards to non-employee Directors made in fiscal 2025.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($)
Rodney C. Adkins	285,000	180,000	465,000
Carlo Bozotti(1)	53,750	—	53,750
Brenda L. Freeman	103,750	180,000	283,750
Helmut Gassel(2)	94,355	248,361	342,716
Virginia L. Henkels(2)	94,355	248,361	342,716
Jo Ann Jenkins	120,000	180,000	300,000
Oleg Khaykin	122,500	180,000	302,500
James A. Lawrence(1)	50,000	—	50,000
Ernest E. Maddock	125,000	180,000	305,000
Avid Modjtabai	107,500	180,000	287,500
Adalio T. Sanchez	107,500	180,000	287,500

(1)
Messrs. Bozotti and Lawrence received two quarterly cash retainer payments prior to their retirement from the Board on November 22, 2024.

(2)
Ms. Henkels and Mr. Gassel were elected to the Board on August 15, 2024, and their retainers and stock awards are prorated.

PROCESS FOR REVIEWING NON-EMPLOYEE DIRECTOR COMPENSATION
The Board’s practice is to review the Company’s non-employee Director compensation program periodically based on recommendations from the Compensation and Leadership Development Committee, and any changes are generally made effective as of January 1 of the following calendar year. The committee typically performs a comprehensive benchmarking review of the program every two years, including each element of the program and the compensation in total.
The Board did not make, and the Compensation and Leadership Development Committee did not recommend, any changes to non-employee Director Compensation for fiscal 2025.
DEFERRED COMPENSATION PLAN
Under the Avnet Deferred Compensation Plan for Outside Directors, a non-employee Director may elect to defer all or a portion of annual equity compensation and receive phantom stock units instead. Each phantom stock unit is the equivalent of one share of Common Stock and is settled in Common Stock on a one-for-one basis with fractional shares payable in cash. Phantom stock units will be settled when the Director no longer serves on the Board or upon a change of control of the Company, as provided under the plan.
The number of phantom stock units is determined by dividing the grant date fair value of the annual equity compensation by the average price of the Common Stock on the first business day in January and then multiplying by the percentage of the equity compensation deferred.
In addition, a non-employee Director may elect to defer all or a portion of cash compensation, either as cash or phantom stock units. Cash compensation deferred as cash is credited to a cash account established under the plan for the Director at the beginning of each quarter and earns monthly interest at the interest rate on U.S. Treasury 10-year notes on the first day of the month. During fiscal 2025, there were no “above market” earnings. The cash account is payable to the Director when the Director no longer serves on the Board or upon a change of control of the Company.

Director Compensation
2025 ANNUAL
PROXY STATEMENT
Except in connection with a change of control, the settlement of phantom stock units with Common Stock and payment of the cash account in cash will be made in ten annual installments, unless the Director elects to receive in a single lump sum or less than ten annual installments. In connection with a change of control, the settlement and payment will be made in a single lump sum. If a Director dies, any remaining payments shall be made to the Director’s designated beneficiary.
D&O INSURANCE
As permitted by Section 726 of the Business Corporation Law of New York, the Company has in force directors’ and officers’ liability insurance and corporate reimbursement insurance. The policy insures the Company against losses from claims against its Directors and officers when they are entitled to indemnification by the Company, and insures the Company’s Directors and officers against certain losses from claims against them in their official capacities. All duly elected Directors and officers of the Company and its subsidiaries are covered under this insurance. The primary insurer is Federal Insurance Company, a Chubb Group insurance company. Excess insurers include XL Specialty Insurance Company, Zurich American Insurance Company, Old Republic Insurance Company, AmTrust Insurance, Sompo America Insurance Company, Beazley Insurance Company, and Lloyd’s of London. The coverage was renewed effective August 1, 2025, for a one-year term. The total premium paid for both primary and excess insurance was $771,563. No claims were made or sums paid out under such insurance policies during fiscal 2025.

2025 ANNUAL
PROXY STATEMENT
EXECUTIVE OFFICERS OF THE COMPANY
Below are the names, ages, and titles of the Company’s current executive officers as of September 22, 2025, as well as a summary of their backgrounds and business experience, except that Mr. Gallagher’s biography is listed earlier under Proposal 1: Election of Directors — Nominees.
Executive officers are generally appointed each year by the Board at a meeting following the annual meeting of shareholders.
Name	Age	Office
Philip R. Gallagher	64	Chief Executive Officer and President, Electronic Components
Kenneth A. Jacobson	47	Chief Financial Officer
Ken E. Arnold	61	Senior Vice President and Chief People Officer
Michael R. McCoy	49	Senior Vice President, General Counsel and Chief Legal Officer
Leng Jin (Max) Chan	53	Senior Vice President and Chief Information Officer
Dave Youngblood	51	Senior Vice President and Chief Digital Officer
KENNETH A. JACOBSON
Kenneth A. Jacobson has served as Chief Financial Officer since September 6, 2022. Prior to that he had served as the Corporate Controller since 2013 and Principal Accounting Officer since 2018. From August 2017 to January 2018, Mr. Jacobson served as the Interim Chief Financial Officer. Prior to joining the Company, Mr. Jacobson served as the Director of External Reporting and Accounting Research for First Solar Inc. from 2011 to 2013, where he led external reporting and provided accounting support for acquisitions and sales of solar power projects. Mr. Jacobson began his career in public accounting with PricewaterhouseCoopers (PwC) for ten years, where he worked with a variety of clients across various industries.
KEN E. ARNOLD
Ken E. Arnold has served as Senior Vice President and Chief People Officer since February 2019. He also oversees the company’s corporate marketing and communications function. He previously served in various human resource leadership roles with the Company, including as Vice President, Human Resources from 2009 to February 2019 and Director, Human Resources — Talent Acquisition and HR Services from 2007 to 2009.
MICHAEL R. MCCOY
Michael R. McCoy has served as Senior Vice President, General Counsel and Chief Legal Officer since April 2020. He joined the Company in 2010 and previously served as General Counsel, International from May 2019 to April 2020; Vice President, Assistant General Counsel, EMEA General Counsel from 2017 to 2019; and Secretary from 2013 to 2017. Prior to joining the Company, Mr. McCoy worked at two international law firms and at the U.S. Securities and Exchange Commission’s Division of Corporation Finance.

Executive Officers of the Company
2025 ANNUAL
PROXY STATEMENT
LENG JIN (MAX) CHAN
Max Chan has served as the Chief Information Officer since 2019 and as Senior Vice President since 2021. Since joining the Company in 2013, he has served in various roles including Vice President, Information Technology Global Supply Chain from 2016 to 2019 and Vice President of Information for Avnet Technology Solutions (a former business unit of the Company) in Asia from 2013 to 2016. Prior to joining the Company, Mr. Chan held several Information Technology leadership roles, including Chief Information Officer, Asia at VF Corporation (NYSE: VFC) from 2008 to 2010 and Vice President, IT Global Supply Chain, Building Efficiency at Johnson Controls International (NYSE: JCI) from 2001 to 2008 and 2010 to 2012.
DAVE YOUNGBLOOD

Dave Youngblood has served as Senior Vice President and Chief Digital Officer since October 2024. He joined Avnet with more than 25 years of digital and other related experience in the electronics industry. Mr. Youngblood previously served as Head of Digital Customer Experience at Analog Devices and held prominent positions with Murata and Texas Instruments.

2025 ANNUAL
PROXY STATEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
This table describes the beneficial ownership of the Company’s Common Stock for persons that, to the Company’s knowledge, beneficially own more than 5% of the Company’s Common Stock (5% Holders), as well as Directors, Director nominees, and Named Executive Officers (NEOs).
The information for each 5% Holder is taken from its most recent Schedule 13D or 13G filed with the SEC prior to September 2, 2025. The information for Directors, Director Nominees, and NEOs is as of September 2, 2025.
There were 83,243,137 shares of Common Stock outstanding (net of treasury shares) as of September 2, 2025. Common Stock includes vested and delivered shares, as well as shares earned but not yet vested or delivered.
Except where specifically noted, all shares listed are directly held with sole voting and dispositive power.
Name of Beneficial Owner	Common Stock	Stock Options Exercisable Within 60 Days	Total Common Stock Beneficially Owned	Percent of Common Stock
5% Holders
BlackRock, Inc.(1) 50 Hudson Yards New York, NY 10001	8,259,622		8,259,622	9.5%
Dimensional Fund Advisors LP(2) 6300 Bee Cave Road, Bldg One Austin, TX 78746	6,253,930		6,253,930	6.9%
Pzena Investment Management LLC.(3) 320 Park Avenue, 8th Floor New York, NY 10022	7,364,024		7,364,024	8.5%
The Vanguard Group(4) 100 Vanguard Blvd. Malvern, PA 19355	10,761,061		10,794,061	12.61%
Directors, Director Nominees, and NEOs
Rodney C. Adkins, Director and Nominee	41,773(5)	0	41,773	*
Brenda L. Freeman, Director and Nominee	31,327(6)	0	31,327	*
Helmut Gassel, Director and Nominee	4,752(7)	0	4,752	*
Virginia L. Henkels, Director and Nominee	4,752(8)	0	4,752	*
Jo Ann Jenkins, Director and Nominee	29,078	0	29,078	*
Oleg Khaykin, Director and Nominee	58,830(9)	0	58,830	*
Ernest E. Maddock, Director and Nominee	17,154(10)	0	17,154	*
Avid Modjtabai, Director and Nominee	41,699	0	41,699	*
Adalio T. Sanchez, Director and Nominee	24,020	0	24,020	*
Philip R. Gallagher, Chief Executive Officer and Director	406,440(11)	466,188	872,628	*
Kenneth A. Jacobson, Chief Financial Officer	97,842(12)	0	97,842	*
Ken E. Arnold, SVP, Chief People Officer	64,986(13)	84,996	149,982	*
Leng Jin (Max) Chan, SVP, Chief Information Officer	42,992(14)	9,226	52,218	*
Michael R. McCoy, SVP, General Counsel	80,437(15)	68,344	148,781	*
Dave Youngblood, SVP, Chief Digital Officer	8,250(16)	0	8,250	*
All Directors and NEOs as a group (15 people)	954,332	628,754	1,583,086	1.9%

*
Less than 1%.

Security Ownership of Certain Beneficial Owners and Management
2025 ANNUAL
PROXY STATEMENT
(1)
Based solely on information provided in Amendment No. 5 to a Schedule 13G filed with the SEC on April 17, 2025 by BlackRock, Inc., which reports sole voting power over 7,915,120 shares and sole dispositive power over 8,259,622 shares.

(2)
Based solely on information provided in Amendment No. 1 to a Schedule 13G filed with the SEC on February 9, 2024 by Dimensional Fund Advisors LP, which reports sole voting power over 6,185,658 shares and sole dispositive power over 6,253,930 shares.

(3)
Based solely on information provided in a Schedule 13G filed with the SEC on January 23, 2025 by Pzena Investment Management, LLC, which reports sole voting power over 5,827,542 shares and sole dispositive power over 7,364,024 shares.

(4)
Based solely on information provided in Amendment No. 14 to a Schedule 13G filed with the SEC on January 30, 2025, by The Vanguard Group, which reports sole voting power with respect to 0 shares, shared voting power over 65,240 shares, sole dispositive power over 10,794,061 shares, and shared dispositive power over 169,734 shares.

(5)
Mr. Adkins’ ownership includes 5,287 phantom stock units.

(6)
Ms. Freeman’s ownership consists solely of phantom stock units.

(7)
Mr. Gassel’s ownership includes 3,487 phantom stock units.

(8)
Ms. Henkel’s ownership includes 3,487 phantom stock units.

(9)
Mr. Khaykin’s ownership includes 49,830 phantom stock units.

(10)
Mr. Maddock’s ownership includes 11,889 phantom stock units.

(11)
Mr. Gallagher’s information includes 139,709 Common Stock owned by the Gallagher Family Trust, 187,167 Restricted Stock Units earned but not yet vested, and 9,742 Performance Stock Units earned but not yet vested.

(12)
Mr. Jacobson’s ownership includes 33,894 Common Stock owned by the K&A Jacobson 2014 Rev Trust, 44,926 Restricted Stock Units earned but not yet vested, and 2,087 Performance Stock Units earned but not yet vested.

(13)
Mr. Arnold’s ownership includes 32,173 Restricted Stock Units earned but not yet vested and 1,670 Performance Stock Units earned but not yet vested.

(14)
Mr. Chan’s ownership includes 20,479 Restricted Stock Units earned but not yet vested and 1,044 Performance Stock Units earned but not yet vested.

(15)
Mr. McCoy’s ownership includes 34,690 Restricted Stock Units earned but not yet vested and 1,809 Performance Stock Units earned but not yet vested.

(16)
Mr. Youngblood’s ownership includes 7,762 Restricted Stock Units earned but not yet vested.

2025 ANNUAL
PROXY STATEMENT
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act (“Section 16(a)”) requires that the Company’s Directors and executive officers and holders of more than 10% of the Company’s equity securities file with the SEC, within specified due dates, initial reports of beneficial ownership of the Company’s equity securities on Form 3; reports of changes in ownership of the Company’s equity securities on Form 4; and annual reports of changes in ownership of the Company’s equity securities on Form 5. As a matter of practice, the Company’s administrative staff assists Directors and executive officers with these reporting requirements. The Company is required to disclose whether it has knowledge that any person required to file such reports may have failed to do so in a timely manner.
Based solely on a review of the copies of the fiscal year 2025 Section 16(a) reports in the Company’s possession and on written representations from the Company’s Directors and executive officers that no other reports were required during the year ended June 28, 2025, the Company believes that during the fiscal year ended June 28, 2025, all Section 16(a) filings were timely filed.
RELATED PERSON TRANSACTIONS
The SEC rules generally define a related person transaction as any transaction, arrangement or relationship involving more than $120,000 in which the Company or any of its subsidiaries was, is, or will be a party to and in which a Director, executive officer, or their immediate family members, has a material direct or indirect interest.
The Company has a variety of policies and procedures for identifying and reviewing related person transactions. The Company’s Code of Conduct and the Conflicts of Interest Policy generally prohibit and require the disclosure of any potential conflict of interest, including when the person will have a direct or indirect financial interest in a business with which the Company may have dealings. Exceptions to the policy’s prohibition must be pre-approved in writing.
As part of the process for its quarterly reporting obligations pursuant to Section 13(a) or 15(d) of the Exchange Act, the Company’s disclosure committee reviews whether there are any related person transactions that should be disclosed in the Company’s SEC filings. In addition, executive officers and Directors each complete a Director and Officers’ Questionnaire annually and Director nominees complete a New Director Questionnaire before election, which requests information regarding related person transactions. The Audit Committee reviews and approves or recommends to the Board to approve, as appropriate, certain related party transactions.
The Company’s Corporate Governance Guidelines also specify the standards for independence of Directors.

2025 ANNUAL
PROXY STATEMENT
PROPOSAL 2: ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
RECOMMENDATION OF THE BOARD
The Board recommends that shareholders vote FOR the advisory vote on the compensation of the Named Executive Officers as disclosed in this Proxy Statement.
Description of Proposal
As part of the Company’s commitment to high standards of governance and as required by Section 14A of the Exchange Act, the Board of Directors requests that the shareholders approve, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers (“NEOs”) as disclosed in this Proxy Statement. This proposal, commonly known as a “say on pay” proposal, gives shareholders the opportunity to express their views on the compensation of the NEOs. It is not intended to address any specific item of compensation, but rather overall NEO compensation and the philosophy, policies, and practices described in this Proxy Statement.
Shareholders are urged to read the “Compensation Discussion and Analysis” along with the compensation tables and narrative discussion that follows, which discuss how the compensation program is implemented with respect to the NEOs.
The Board believes that the NEO’s compensation as described in this Proxy Statement was appropriate and recommends a vote “FOR” the following resolution:
RESOLVED, that the Company’s shareholders hereby approve, on a non-binding advisory basis, the compensation paid to the Company’s Named Executive Officers as disclosed in the Proxy Statement for the 2025 Annual Meeting of Shareholders, pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion.
Although the vote is non-binding, the Compensation and Leadership Development Committee and the Board value shareholder opinions. If a significant number of votes are cast against the disclosed NEO compensation, the Board and Compensation and Leadership Development Committee will consider the shareholders’ concerns, evaluate what actions are necessary to address those concerns, and take such concerns into account in future determinations concerning the executive compensation program.
The Company currently conducts an annual advisory vote on NEO compensation and expects to conduct the next advisory vote at the 2026 Annual Meeting of Shareholders.
Vote Required for Approval
For approval, this proposal must receive affirmative votes from a simple majority of shareholder votes cast at the Annual Meeting. Abstentions are not counted in determining the votes cast. Brokers who hold shares of Common Stock as nominees will not have discretionary authority to vote such Common Stock on this proposal. Therefore, a shareholder who does not vote at the Annual Meeting (whether due to abstention or a broker non-vote) will not affect the outcome of the vote but will reduce the number of affirmative votes required to achieve a majority for this matter by reducing the total number of shares from which the majority is calculated.
Proxy
Unless otherwise directed by the shareholder, the persons named as proxies on the proxy card will vote each properly signed and returned proxy card FOR the approval of the compensation of the Named Executive Officers as disclosed in this Proxy Statement.

2025 ANNUAL
PROXY STATEMENT
Compensation Discussion and Analysis
EXECUTIVE SUMMARY
The Company designs its compensation programs and practices around a pay-for-performance philosophy geared toward the achievement of short- and long-term goals. Senior executives are encouraged to think and behave like owners of the business and to consider the impact of their decisions and performance on the aggregate success of the Company as reflected in its total shareholder return (“TSR”). This section explains how the Compensation and Leadership Development Committee (“Compensation Committee” or “Committee”) made its compensation decisions for fiscal 2025 for the named executive officers (“NEOs”). The compensation awarded to the NEOs for fiscal 2025 is set forth in the Summary Compensation Table in this Proxy Statement.
Named Executive Officers (NEOs)
The NEOs for fiscal 2025 are listed below. The titles represent their current position with the Company. Please see “Executive Officers of the Company” for additional information on current officers’ roles.

NEOs	Position
Philip R. Gallagher	Chief Executive Officer (“CEO”) and President, Electronic Components
Kenneth A. Jacobson	Chief Financial Officer (“CFO”)
Ken E. Arnold	Senior Vice President, Chief People Officer
Leng Jin (Max) Chan	Senior Vice President, Chief Information Officer
Michael R. McCoy	Senior Vice President, General Counsel and Chief Legal Officer

Compensation Discussion and Analysis
2025 ANNUAL
PROXY STATEMENT
Business Performance
The Company’s performance, including some of the financial performance metrics utilized in the Company’s incentive plans payable for fiscal 2025, is detailed in the table below.
	Fiscal 2024	Fiscal 2025	% Change
	$ in millions, except per share data
Sales	$23,757.1	$22,200.8	-6.6%
Gross profit dollars	$2,766.4	$2,385.0	-13.8%
Operating income	$844.4	$514.3	-39.1%
Adjusted operating income	$900.0	$624.0	-30.7%
Operating income margin	3.55%	2.32%	-123 bps
Adjusted operating income margin	3.79%	2.81%	-98 bps
Diluted earnings per share	$5.43	$2.75	-49.4%
Adjusted diluted earnings per share	$5.34	$3.44	-35.6%
Net working capital days	106.96	103.17	-3.5%
Return on Working Capital	13.08%	9.97%	-311 bps
In addition to presenting financial results that are determined in accordance with generally accepted accounting principles in the United States (“GAAP”), the Company also discloses certain non-GAAP financial information, including adjusted operating income, adjusted operating income margin, adjusted income from operations, and adjusted diluted earnings per share from operations to exclude certain items in the table above. The Company believes that these metrics, adjusted for the impact of certain items, are useful measures to help shareholders better assess and understand the Company’s performance, especially when comparing results with previous periods, primarily because management views the excluded items to be outside of the Company’s normal operating results. See Appendix A to this Proxy Statement for a reconciliation of these non-GAAP measures to the most directly comparable GAAP measures. Non-GAAP measures should be viewed in addition to, and not as an alternative for, financial results prepared in accordance with GAAP.
For more details on the Company’s performance, please see the Company’s Annual Report on Form 10-K for the fiscal year ending June 28, 2025, including the Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Compensation Discussion and Analysis
2025 ANNUAL
PROXY STATEMENT
Summary of Incentive Compensation Design and Payouts for Fiscal 2025
Annual Cash Incentive Design and Payout:    The annual cash incentive plan for fiscal 2025 consisted of two components — financial performance metrics and non-financial performance metrics, weighted 80% and 20%, respectively. The financial performance metrics had three performance goals: (1) adjusted operating income dollars (OI$), weighted 40%; (2) return on working capital (ROWC), weighted 40%; and (3) relative market share, weighted 20%. Relative market share measures the Company’s ability to increase market share against its main competitor in its Core business. The non-financial performance metric was comprised of goals related to talent management, leadership development and employee engagement. Each NEO’s achievement was determined on an individualized basis, which provided the opportunity to recognize each NEO’s individual contributions to their goals. The payout for the fiscal 2025 annual cash incentive awards was 72% of target for the CEO and for other NEOs.
Long-Term Incentive Design:   The long-term equity incentive plan for fiscal 2025 consisted of 50% performance share units (“PSUs”) and 50% time-based restricted stock units (“RSUs”). The PSUs were divided equally into three tranches, each with a different one-fiscal year performance period, which collectively vest at the end of the third fiscal year. PSUs earned under each tranche will be based on (1) adjusted return on invested capital exceeding weighted average cost of capital (“ROIC>WACC”), weighted 50%, and (2) relative adjusted earnings per share growth, weighted 50%, with relative total shareholder return (“rTSR”) as a modifier. PSUs earned for all NEOs in fiscal 2025 was 0% of target, for the first tranche of the fiscal 2025 to 2027 plan, the second tranche of the fiscal 2024 to 2026 plan and for the third and final tranche of the fiscal 2023 to 2025 plan, the details of which are provided under the Long-Term Incentive section.
Philosophy and Objectives
The Committee’s objective is to approve and oversee a compensation program that supports the Company’s business objectives and aligns executives’ interests with shareholders’ interests by rewarding short- and long-term performance that enhances shareholder value. The Company’s short-term incentive program employs multiple performance measures to ensure focus is on the entire business. The long-term incentive program included awards that vest over several different and overlapping periods to help ensure that performance during any one period was not maximized to the detriment of other periods. Equity awards vest over periods ranging from three to four years depending on the award type.
2024 Advisory Vote on Executive Compensation
At the Company’s annual shareholder meeting on November 22, 2024, the Company submitted its executive compensation program to an advisory vote of its shareholders (also known as the “say on pay vote”). This advisory vote received support from approximately 97.83% of the total votes cast at the annual meeting.
Shareholder Outreach Efforts
The Company carefully considers feedback received from its shareholders, including the say on pay vote, in its decision making regarding governance practices and executive compensation. As has been its practice for several years, in fiscal 2025, the Company contacted its largest registered shareholders to seek their feedback on the Company’s corporate governance, sustainability, and executive compensation practices (“2025 Outreach”). There were no concerns expressed during the 2025 Outreach that led the Committee to make material changes to the Company’s compensation programs.

Compensation Discussion and Analysis
2025 ANNUAL
PROXY STATEMENT
COMPENSATION GOVERNANCE AND PROCESS
Role of the Compensation Committee and Board
In setting and implementing the Company’s executive compensation program:
✓
The Committee oversees overall compensation structure, policies, and programs, and assesses the appropriateness of incentives for management and employees

✓
The Committee serves as the administrator of short-term and long-term incentive plans and all equity-based compensation plans

✓
The Committee oversees performance evaluations and reviews and approves compensation for all executive officers except the CEO

✓
The Committee reviews and evaluates the CEO’s performance and makes recommendations to the Independent Directors regarding the CEO’s compensation

✓
The Committee recommends the CEO’s target opportunity and actual compensation to the Independent Directors of the Board for their consideration and approval

✓
The Committee reviews the compensation arrangements for executive officers to ensure that they do not encourage excessive risk-taking

✓
The Independent Directors of the Board approve the compensation of the CEO

The Board uses a decision-making framework regarding CEO compensation. As part of this framework, the Board Chair leads the Board in conducting an annual evaluation of CEO performance relative to the performance goals and objectives previously established for the Company and the CEO for the fiscal year recently ended. The CEO’s performance objectives include goals relating to enterprise performance, market share improvement, growth in high service and new market segments, and creating a high-performance culture with a focus on people, talent, and inclusion.
When setting compensation for all executive officers, the Committee determines or recommends, as applicable, target compensation and performance goals by: (1) evaluating factors such as value of the job in the market and within the Company, the executive officer’s past performance, overall experience and time in the position, and expected future contributions; and (2) reviewing compensation summaries that tally the dollar value of the base salary, target annual cash incentive, target long-term incentives, and target total direct compensation. These summaries include benchmarking data comparing each of those elements to those of the peer group, which is further described below. For executive officers other than the CEO, the Committee also considers the CEO’s recommendations on compensation for the other executive officers.
After the end of the fiscal year, the Committee reviews the prior year’s performance by each executive officer and either approves or recommends, as applicable, incentive plan payouts for all executive officers.
Role of Management
To aid in determining the compensation for the Company’s executive officers other than the CEO:
✓
The CEO discusses the performance of each executive officer with the Committee

✓
The CEO provides recommendations on the compensation levels for each executive officer (except the CEO) to the Committee

✓
When making compensation recommendations, the CEO considers various items including:

➢
value of the job in the market and within the Company

➢
the executive officer’s performance

➢
overall experience and time in the position

➢
expected future contributions

Compensation Discussion and Analysis
2025 ANNUAL
PROXY STATEMENT
Role of the Independent Compensation Consultant
✓
Provides independent and objective advice to the Committee on the Company’s executive pay programs

✓
Apprises the Committee of compensation-related trends in the marketplace

✓
Informs the Committee on compensation-related regulatory developments

✓
Assists with benchmarking peer group development and related market data for the Company’s officers

✓
Advises on the design of the Company’s incentive compensation programs

✓
Provides such additional reports and analyses as requested by the Committee from time-to-time

The Committee has retained Meridian Compensation Partners, LLC (“Meridian”) to serve as the independent compensation consultant. The terms of Meridian’s engagement are set forth in an engagement agreement that provides, among other things, that Meridian is engaged by, and reports only to, the Committee and will perform the compensation advisory services requested by the Committee.
Meridian did not provide any separate services to the Company during fiscal 2025 other than its services to the Committee. The Committee conducted its annual assessment of Meridian’s independence pursuant to applicable SEC and Nasdaq rules and concluded that Meridian’s work for the Committee during fiscal 2025 did not raise any conflicts of interest.
Benchmarking
To ensure the Committee has the information necessary to set appropriate compensation levels, the Committee approves the overall approach for executive officer benchmarking, including selection of the benchmarking peer group. For fiscal 2025, the Committee changed the peer group by replacing Seagate Technology Holdings plc with Hewlett Packard Enterprises.
FY24 Considerations for Benchmarking Peer Group Development:	FY25 Benchmarking Peer Group:

✓
A distribution, product, or related service company

✓
Revenues within range of Company revenues

✓
Market capitalization within range of Company market capitalization

✓
Global footprint

✓
Historical Company peer group

✓
Disclosed peer of a peer company

✓
Disclosed Company as a benchmarking peer

✓
In proxy advisors’ peer groups

Arrow Electronics, Inc.
Celestica Inc.
CDW Corporation
Flex Ltd.
Genuine Parts Company
Hewlett Packard Enterprises
Insight Enterprises, Inc.
Jabil, Inc.
Sanmina Corporation
TD SYNNEX Corporation
TE Connectivity Ltd.
W.W. Grainger, Inc.
WESCO International, Inc.
Western Digital Corporation

Compensation Discussion and Analysis
2025 ANNUAL
PROXY STATEMENT
The revenue and market capitalization for the benchmarking peer group median and the Company are shown in the table below.
Fiscal 2024 ($ in billions)
	Revenue	Market Capitalization
Peer Group Median	$21.4M	$19.1M
The Company	$23.7M	$4.48M
For the CEO and CFO, the primary market data is sourced from the most recent proxy statements of the Company’s benchmarking peer group, as may be updated by additional SEC filings. Secondary market data is sourced from general industry surveys covering executive positions. For the remaining executive officers, the primary market data is sourced from the peer group’s proxy statement data, when available, or general industry surveys covering executive positions. The Committee reviews general industry survey data for similar roles at companies with comparable revenue and market capitalization. For fiscal 2025, the survey data came from the Willis Towers Watson 2023 U.S. General Industry Executive Survey aged appropriately.
As part of this benchmarking process, each executive officer’s proposed individual target compensation is evaluated against the market data, as are individual compensation elements such as base salary, annual cash incentives, long-term incentives, and total direct compensation.
The Committee does not view benchmarking as a prescriptive determinant of individual compensation. Rather, the Committee uses the market median as a general guide in its decisions on the target amount and mix of each element of compensation. The Committee also considers other factors, such as experience in the position and long-term performance of the individual. An executive officer’s actual compensation may be above or below target compensation and will vary from year to year based on financial results, future stock performance, as well as individual performance, reinforcing the Company’s pay-for-performance culture.
OVERVIEW OF PAY PROGRAMS
The primary components of the Company’s compensation program and the objectives of each component are set forth in the table below:
Pay Component	Objectives	Key Features
Base Salary	Attract and retain executive talent in a competitive marketplace.	Reflects skills, contributions, and success over time in role. Reviewed annually to ensure competitiveness and alignment with individual performance.
Annual Cash Incentives	Link variable compensation to short-term performance and strategic goals.	Key financial measures used to assess performance and align executives’ interest with shareholders’ interests. Payouts depend on meeting financial and non-financial performance goals.
Long-Term Equity Incentives	Align executives with shareholders by rewarding long-term shareholder value creation. Reward stock price appreciation and tie executive wealth accumulation to long-term performance.
Encourages retention through multi-year vesting (three to four years) and rewards share price appreciation.
Performance Share Units (PSUs) vest, if at all, at the end of a three-year period depending on meeting performance goals.

Compensation Discussion and Analysis
2025 ANNUAL
PROXY STATEMENT
In addition, each NEO may be eligible to receive certain other benefits summarized below. See “Elements of Executive Compensation — Additional Compensation Elements” for more information.
Pay Component	Brief Description
Retirement Benefits	• Qualified cash balance plan (Pension Plan) • Qualified defined contribution plan (401(k) Plan) • Nonqualified retirement plans
Executive Benefits	Limited perquisites
Change of Control Agreements	Individual agreements providing enhanced severance for a qualifying termination following a change of control of the Company
Executive Severance Plan	Plan providing severance benefits for executives, except for those covered by their employment agreements
Employee Stock Purchase Plan	Qualified plan permitting Company stock purchases at a 5% discount, subject to plan limits
Pay Mix
For fiscal 2025, the compensation mix at target for the CEO and the other NEOs demonstrates that a significant portion of their pay is based on variable compensation, as shown below.

Compensation Discussion and Analysis
2025 ANNUAL
PROXY STATEMENT
Compensation Governance Practices
The Company’s executive compensation programs incorporate the following compensation governance practices:
What the Company Does:

Aligns Pay-for-Performance. Historically, a significant portion of total compensation depended on achieving short- and long-term financial and operational goals that were designed to increase shareholder value over time. As executives gain responsibility and seniority and exercise more direct influence over the Company’s financial and operational performance, typically base salary as a percentage of total compensation decreases and performance-based pay increases.

Focuses on Long-Term Incentive Compensation. The long-term incentive compensation program is designed to provide a meaningful portion of compensation with the goal of having executive officers think and behave like owners over the long term. Long-term incentives, in the form of equity awards, vest over periods ranging from three to four years depending on the award type.

Uses Multiple Metrics in Incentive Plans. The annual cash and long-term incentive programs employ multiple performance measures to assure focus is on the entire business. Further, long-term incentive programs include awards that vest over several different and overlapping periods to help ensure that performance during any one period is not maximized to the detriment of other periods.

Uses Award Caps. Annual cash incentives and PSUs are capped at 200% of target to discourage excessive risk-taking.

Maintains Clawback Policy. The Company’s Incentive-Based Compensation Recoupment Policy, also known as a clawback policy, requires the Company to recoup incentive-based compensation erroneously awarded due to a financial restatement and allows recoupment for employee misconduct.

Conducts Annual Compensation Risk Assessment. The Committee annually assesses the Company’s compensation programs and determines whether the Company’s policies and practices create risks that are reasonably likely to have a material adverse effect on the Company.

Maintains Stock Ownership Guidelines. The Company has stock ownership guidelines for its executive officers and, as of June 28, 2025, each executive officer was in compliance.

Grants Stock Options at Fair Market Value. When the Company grants stock options, the options are granted with an exercise price at the fair market value of the Company’s Common Stock on the date of the grant.

Maintains Compensation Committee Independence. The Compensation Committee is made up entirely of Independent Directors.

Maintains Compensation Consultant Independence. The Compensation Consultant does not provide any services to management other than its services to the Committee, and the Committee annually assesses the independence of the Compensation Consultant.

Compensation Discussion and Analysis
2025 ANNUAL
PROXY STATEMENT
What the Company Doesn’t Do:
Doesn’t Provide for Excise Tax Gross-Ups. The Company’s change of control agreements do not provide for excise tax reimbursements to any of the Company’s executive officers.

Doesn’t Pay Dividends or Dividend Equivalents on Equity Awards. Equity awards may provide for the accrual of dividends or dividends equivalents during the vesting period, which are paid solely to the extent the underlying equity awards vest. Dividends or dividend equivalents are not paid on unearned PSUs.

Doesn’t Permit Hedging or Pledging of Company Shares. The Company’s Insider Trading Policy prohibits Directors and executive officers from hedging the Company’s securities and prohibits them from pledging the Company’s securities without advance approval.

Doesn’t Provide Above-Market Returns. The Company does not offer preferential or above-market returns on deferred compensation.
Doesn’t Reprice Awards. Repricing of stock options and stock appreciation rights is prohibited without shareholder approval. The Company does not have a history of repricing equity awards.
Doesn’t Provide Excessive Severance Benefits or Perquisites. The Company provides only limited severance benefits and perquisites to executives.

Doesn’t Reimburse or Indemnify Against Recouped Incentive-Based Compensation. The Company does not reimburse executive officers for recouped incentive-based compensation or indemnify or insure executive officers in connection with recoupment of incentive-based compensation under its clawback policy.

Compensation Risk Management
The Compensation Committee reviewed the annual assessment of the Company’s executive compensation programs prepared by its independent compensation consultant. It concluded that the Company’s compensation policies and practices for fiscal 2025 did not create risks that are reasonably likely to have a material adverse effect on the Company or create inappropriate or unintended significant risk to the Company as a whole. It further concluded that the incentive compensation programs provide incentives that do not encourage excessive risk-taking that is beyond the Company’s ability to effectively identify and manage. The Committee and management believe that the incentive compensation programs are compatible with effective internal controls and the Company’s risk management practices and are supported by the Committee’s oversight and administration.
ELEMENTS OF EXECUTIVE COMPENSATION
Base Salary
The annual base salaries as of fiscal year ends 2024 and 2025 were as follows.
NEO	2024 FY End Annual Base Salary	2025 FY End Annual Base Salary	% Change(1)
Gallagher	$1,200,000	$1,200,000	—
Jacobson(2)	$600,000	$675,000	12.5%
Arnold	$560,000	$560,000	—
Chan	$550,000	$550,000	—
McCoy	$595,000	$595,000	—

Compensation Discussion and Analysis
2025 ANNUAL
PROXY STATEMENT
(1)
The Company generally implements base salary increases for executive officers on a fiscal year basis, although it may consider mid-year increases in the event of a promotion. In determining the increases to base salaries for fiscal 2025, the Committee considered the NEO’s experience in the position, the long-term performance of the individual NEO, and the benchmarking data, and aligned compensation for each NEO more closely to market.

(2)
The increase to Mr. Jacobson’s salary was to align it closer to market peers.

Annual Cash Incentives
For fiscal 2025, the Committee approved the NEOs’ participation in the Company’s short-term incentive plan, making them eligible to receive annual cash incentive compensation based on pre-established performance goals as set forth in the following table. The design included both financial and non-financial metrics. The Committee believes the design reflects the Company’s business strategy, and effectively drives behaviors and decisions consistent with the Company’s strategic objectives.
Metrics	Weighting	Financial Performance Metrics	Weighting	Target Performance Goal
Financial Performance	80%	Adjusted Operating Income $ (OI$)	40%	$871.4M
		Return on Working Capital % (ROWC)	40%	13.47%
		Relative Market Share	20%	+50 bps
Non-Financial Performance	20%	Individual Goals	100%	Individual contribution to the Company’s talent management, leadership development and engagement goals
Target Annual Cash Incentive.   The Committee sets each NEO’s target incentive opportunity based on market competitive data, internal equity, and other factors. The annualized target annual cash incentive compensation for fiscal 2024and fiscal 2025 for the NEOs is set forth in the following table:
NEO	FY 2024	FY 2025	% Change	% Base Salary
Gallagher	$1,800,000	$1,800,000	—	150%
Jacobson	$600,000	$675,000	12.5%	100%
Arnold	$420,000	$420,000	—	75%
Chan	$440,000	$440,000	—	80%
McCoy	$476,000	$476,000	—	80%
Financial Performance Metrics.   For NEOs, 80% of their target annual cash incentive compensation was tied to the achievement of financial performance goals. Such goals are reviewed in conjunction with the Company’s budget for the upcoming fiscal year. When determining the goals, the Board seeks to ensure that they are fair, challenging, and forward-looking, without encouraging excessive risk-taking. Additionally, when determining the fiscal 2025 budget for executive compensation, the Board considered the Company’s results in fiscal 2024, projected growth, and the operating environment as projected by industry analysts. At its August 15, 2024 meeting, the Committee or the Board, as appropriate, finalized the financial performance goals and the target cash incentive compensation relating to such financial performance goals.
Financial performance goals were based on the percentage achievement of the Company’s fiscal 2025: (1) Adjusted Operating Income Dollars (“OI$”), (2) Return on Working Capital (“ROWC”) and (3) Relative Market Share. These goals reinforced the focus on profitable growth by rewarding growth in operating income while maintaining an appropriate amount of sensitivity to the developments in gross margin and efficiency in the use of working capital. For purposes of the fiscal 2025 awards, definitions are as follows:

Compensation Discussion and Analysis
2025 ANNUAL
PROXY STATEMENT
•
ROWC is defined as adjusted operating income divided by the quarterly average of working capital. Working capital is defined as total accounts receivable plus net inventories less accounts payable.

•
Relative market share measures the Company’s organic sales growth in constant currency as compared to its main competitor in its components business.

Maximum annual cash incentive compensation relating to the financial performance goals was capped at 200% of target and no cash incentive compensation would be earned for such measures if actual performance was less than 80% of the financial targets.
Non-Financial Performance Metrics.   For NEOs, 20% of their target annual cash incentive compensation was tied to the individual achievement of non-financial performance goals regarding:
•
Talent Retention

•
Leadership Development

•
Employee Engagement

The CEO communicated these focus areas, and the goals and activities associated with them to the NEOs. At the end of the year, the CEO reviews each NEO, other than himself, against these focus areas. The CEO reviews and discusses these results with each NEO prior to making the recommendations to the Committee. Based on these and other factors, the CEO will recommend the percentage of achievement for each NEO to the Committee for approval. The Board approves the achievement percentage for the CEO based on CEO's performance against these goals based on the recommendation of the Committee. Maximum annual cash incentive compensation relating to the non-financial performance goals was capped at 200% of target.
Fiscal 2025 Goals.   The fiscal 2025 financial performance metrics, weightings, goals, and methods for calculation are presented in the tables below.
Fiscal 2025 Adjusted OI$ Goals 40% Weighting
	% Attainment	Adjusted OI$	% Payout
Maximum	133%	$1,162M	200%
> Target	1% change = 1% change in attainment	$871.5M — $1,161M	3% increase in payout per 1% increase in attainment
Target	100.0%	$871.4M	100.0%
< Target	1% change = 1% change in attainment	$697.2 — $871.3M	3% decrease in payout per 1% decrease in attainment
Threshold	80.0%	$697.1M	40%
Fiscal 2025 ROWC Goals 40% Weighting
	% Attainment	ROWC %	% Payout
Maximum	133%	17.96%	200%
> Target	1% change = 1% change in attainment	13.48% — 17.95%	3% increase in payout per 1% increase in attainment
Target	100.0%	13.47%	100.0%
< Target	1% change = 1% change in attainment	10.79% — 13.46%	3% decrease in payout per 1% decrease in attainment
Threshold	80.0%	10.78%	40%

Compensation Discussion and Analysis
2025 ANNUAL
PROXY STATEMENT
Fiscal 2025 Relative Market Share Goals 20% Weighting
	Market Share Improvement/ (Decline)	% Payout
Maximum	300 bps	200%
> Target	51-299 bps	0.40% increase in payout per increase in bps from target
Target	50 basis points	100.0%
< Target	(269)-49 bps	0.19% decrease in payout per decrease in bps from target
Threshold	(270) bps	40%
Results and Payout.   For fiscal 2025, achievement of the financial performance goals and the percentages of target annual cash incentive earned with respect to the financial performance goals were as follows*:
Goal	Weighting	Target	Actual	% of Target Achieved	Payout % of Target
Adjusted OI$(1)	40%	$871.4M	$626.9M	71.94%	0%
ROWC(1)	40%	13.47%	10.04%	74.56%	0%
Relative Market Share	20%	50 bps	376 bps	NA	200%

*
See Appendix A to this Proxy Statement for a reconciliation of non-GAAP measures to the most directly comparable GAAP measures. For additional information regarding the fiscal 2025 performance of the Company, please refer to the Company’s Annual Report on Form 10-K for the year ended June 28, 2025.

(1)
To eliminate variances due to changes in foreign currency exchange rates, the actual results for fiscal 2025 have been restated to be consistent with the budgeted foreign currency exchange rates used in developing the performance goals.

The combination of the Adjusted OI$, ROWC, and Relative Market Share performance resulted in a total financial performance of 40% of target. The financial incentive payout delivered to participants was 32% of their total short-term incentive target, after applying the 80% weighting referenced above. The Audit Committee reviewed the FY25 short-term incentive calculations at their August 21, 2025 meeting.
For fiscal 2025, achievement of the non-financial performance goals (weighted 20%) and the percentages of target annual cash incentive earned and approved by the Committee, or Board with respect to the CEO, with respect to the non-financial goals were as follows:
Non-Financial Goals
NEO	Achievement	Payout % of Target
Gallagher	200%	40%
Jacobson	200%	40%
Arnold	200%	40%
Chan	200%	40%
McCoy	200%	40%
In approving the foregoing non-financial goals achievement, the Committee and the Board recognized that, despite a challenging operating environment, employee engagement, morale, and talent retention exceeded internal expectations and external benchmarks, reflecting a strong workplace culture and a sustained focus on employee experience. The Committee and Board further concluded that the Company's senior leadership played a material role in achieving these outcomes through consistent, open, and constructive engagement with employees at all levels of the organization.

Compensation Discussion and Analysis
2025 ANNUAL
PROXY STATEMENT
Based on achieving both the financial and the non-financial performance goals, the total incentive payout was 72% of target for all the NEOs. The below table reflects the achievement of the goals and the total annual cash incentive payout for each NEO.
	FY25 Annual Cash Incentives Payouts
		Financial (80% Weight)		Non-Financial (20% Weight)		Total Incentive Payout
NEO	Target $	% of Target Earned	$ Actual	% of Target Achieved	$ Actual	% of Target	$ Actual
Gallagher	$1,800,000	32%	$576,000	200%	$720,000	72%	$1,296,000
Jacobson	$675,000	32%	$216,000	200%	$270,000	72%	$486,000
Arnold	$420,000	32%	$134,400	200%	$168,000	72%	$302,400
Chan	$440,000	32%	$140,800	200%	$176,000	72%	$316,800
McCoy	$476,000	32%	$152,320	200%	$190,400	72%	$342,720
Long-Term Incentives
For fiscal 2025, the Compensation Committee approved the NEOs’ participation in the Company’s long-term incentive plan, making them eligible to receive a mix of equity incentive compensation, to provide a strong incentive to increase shareholder value over time, align the NEOs’ interests with shareholders, and encourage retention. The fiscal 2025 equity incentive compensation consisted of restricted stock units (“RSUs”) and performance share units (“PSUs”) as set forth in the following table.
Equity Vehicles	% of Target Value of LTIP Award	Metrics	Weight
RSUs	50%	Time-based Vesting	100%
PSUs	50%	ROIC > WACC	50%
		Relative EPS Growth	50%
		Relative TSR Modifier	-10% to +10%
Target Long-Term Incentives.   The Committee sets each NEO’s target LTIP incentive value based on a number of factors, including benchmark data, the NEO’s responsibilities and duties, the NEO’s prior-year performance, and the Company’s performance. As a result, fiscal 2025 target LTIP incentive values vary among the NEOs and can vary from year to year.
The fiscal 2025 LTIP equity incentive compensation is listed in the following table.
NEO	RSUs (#)	PSUs (#)	Target Value of LTIP Incentive ($)	Total Value % Change from FY24
Gallagher	70,996	70,997	$7,750,000	10.7%
Jacobson	17,404	17,406	$1,900,000	26.7%
Arnold	12,368	12,367	$1,350,000	12.5%
Chan	7,788	7,787	$850,000	13.3%
McCoy	13,420	13,421	$1,465,000	12.7%
Restricted Stock Units.   RSUs allow the NEOs to earn shares of the Company’s common stock over a vesting period. Each RSU is the economic equivalent of one share of the Company’s common stock. When vested, the number of RSUs will be settled in a like number of shares of the Company’s common stock. RSUs granted in fiscal 2025 vest in four equal installments over three years and four months.
Performance Stock Units.   PSUs provide the NEOs the opportunity to earn shares of the Company’s common stock based on the achievement of pre-approved performance metrics. Each PSU is the economic equivalent of one share of the Company’s common stock. If earned and vested, the number of PSUs will be settled in a like number of shares of the Company’s common stock.

Compensation Discussion and Analysis
2025 ANNUAL
PROXY STATEMENT
The PSUs granted in fiscal 2025 were equally divided into three tranches, each with a separate performance period (fiscal years 2025, 2026, and 2027). The PSUs earned under each tranche are based on the Company’s achievement during the applicable performance period of the performance metrics of (1) Adjusted Return on Invested Capital (“ROIC”) exceeding Weighted Average Cost of Capital (“WACC”) and (2) Relative Adjusted Earnings Per Share (“EPS”) Growth, both subject to the effect of a Relative TSR modifier (“rTSR”). The potential payout for each tranche will range from 0% to 200% of the NEOs target number of PSUs for each tranche. PSUs earned under each tranche will vest collectively at the end of the performance period ending July 3, 2027.
The Committee selected ROIC > WACC as a measure of long-term performance because it aligns with shareholders’ interest in the Company creating value by earning a return on invested capital that is greater than costs of the capital. The Committee also selected Relative Adjusted EPS Growth because it is a relevant metric to incentivize and measure performance against competitors and benchmarking peer group. In addition, the use of the rTSR modifier promotes a closer alignment between long-term incentive payments and shareholder returns delivered during each of the performance periods.
For the purposes of the fiscal 2025 PSU awards, the definitions of the metrics and performance goals are as follows:
•
“ROIC > WACC” is defined as the percentage (number of basis points) that the Company’s Adjusted ROIC exceeds its WACC as measured by an accredited third-party source using a quarter-end average for each quarter in a fiscal year.

ROIC> WACC	Threshold	Target	Maximum
Performance Achievement	>=0%	1.5%	>=3.0%
Payout Percentage	50%	100%	200%

•
“Relative Adjusted EPS Growth” is defined as the Company’s adjusted EPS growth ranking in a given fiscal year as compared to that of each company included in the Company’s Benchmarking Peer Group for fiscal 2025. Please see “Compensation Governance and Process — Benchmarking” for the list of peers for fiscal 2025.

Relative Adjusted EPS Growth	Threshold	Target	Maximum
Performance Achievement	Next to Last	Median	First
Payout Percentage	25%	100%	200%

•
“Total Shareholder Return” (or “TSR”) is defined as the percent calculated using the following formula: average stock price at the end of period minus the average stock price at the start of period plus dividends, divided by the average stock price at the start of period. The term “average stock price” means the 30-trading day average immediately before and including the start day of the performance period and the 30-trading day average immediately before and including the end day of the performance period.

•
rTSR is defined as the Company’s relative TSR ranking in a given fiscal year as compared to that of each company included in the Company’s Benchmarking Peer Group for fiscal 2025.

rTSR	Threshold	Target	Maximum
Performance Achievement	13th	8th	4th
Modifier	0.9	1.0	1.1
If the Company’s actual achievement of ROIC > WACC, Relative Adjusted EPS Growth or rTSR is between two achievement levels set forth in the tables above, the percentage vesting shall be determined by linear interpolation.

Compensation Discussion and Analysis
2025 ANNUAL
PROXY STATEMENT
Fiscal 2025 results for Fiscal 2023-2025 and Fiscal 2024-2026 Performance Share Plans
Goal*	Target	Actual	Payout	Weight	Weighted Payout
ROIC>WACC	150 bps	<227 bps	0%	50.00%	0%
Adjusted EPS Growth	8th	15th	0%	50.00%	0%
rTSR Modifier	8th	10th	-4%		NA
Total Earned					0%

*
See Appendix A to this Proxy Statement for a reconciliation of non-GAAP measures to the most directly comparable GAAP measures. For additional information regarding the fiscal 2025 performance of the Company, please refer to the Company’s Annual Report on Form 10-K for the year ended June 28, 2025.

Fiscal 2023 PSU Grant (third and final tranche):   For PSU awards granted in fiscal 2023, the following table summarizes the number of PSUs earned for the third tranche for fiscal 2025 and the total number of shares earned and vested by each NEO for all the three tranches. The total shares earned and vested under the plan for all three tranches was 62.11% of the total shares granted.
NEO	Target PSUs FY23 Grant Third Tranche	PSUs Earned Third Tranche	Total PSU’s Earned and Vested for the FY23 Grant at the end of FY25
Gallagher	24,622	0	45,876
Jacobson	4,735	0	8,823
Arnold	3,599	0	6,703
Chan	1,894	0	3,529
McCoy	3,978	0	7,411
Fiscal 2024 PSU Grant (second tranche):   For PSU awards granted in fiscal 2024, the following table summarizes the number of PSUs earned for the second tranche for fiscal 2025 and the total number of shares earned for the first and second tranches under the plan. Earned PSUs will vest and become payable when the Committee certifies the results for the performance period for the third tranche, which ends on June 27, 2026.
NEO	Target PSUs FY24 Grant Second Tranche	PSUs Earned Second Tranche	Total PSUs Earned for FY24 Grant at the end of FY25 (First and Second Tranches)
Gallagher	23,329	0	9,742
Jacobson	4,999	0	2,087
Arnold	3,999	0	1,670
Chan	2,500	0	1,044
McCoy	4,332	0	1,809
Fiscal 2025 results for Fiscal 2025-2027 Performance Share Plan
Goal*	Target	Actual	Payout	Weight	Weighted Payout
ROIC>WACC	150 bps	<227 bps	0%	50.00%	0%
Adjusted EPS Growth	8th	15th	0%	50.00%	0%
rTSR Modifier	8th	9th	-2%		NA
Total Earned					0%

Compensation Discussion and Analysis
2025 ANNUAL
PROXY STATEMENT
*
See Appendix A to this Proxy Statement for a reconciliation of non-GAAP measures to the most directly comparable GAAP measures. For additional information regarding the fiscal 2025 performance of the Company, please refer to the Company’s Annual Report on Form 10-K for the year ended June 28, 2025.

Fiscal 2025 PSU Grant (first tranche):   For PSU awards granted in fiscal 2025, the following table summarizes the number of PSUs earned for fiscal 2025. Earned PSUs will vest and become payable when the Committee certifies the results for the performance period for the third tranche, which ends on July 3, 2027
NEO	Target PSUs FY25 Grant First Tranche	PSUs Earned for FY25 First Tranche
Gallagher	23,666	0
Jacobson	5,802	0
Arnold	4,122	0
Chan	2,596	0
McCoy	4,474	0
Additional Compensation Elements
Qualified Pension Plan.   The Company provides a retirement benefit to certain employees under a tax-qualified retirement plan (a type of tax-qualified defined-benefit plan commonly referred to as a cash balance plan). Cash balance plans are similar to a defined-contribution plan in that a participant’s benefit is a stated account balance. As a cash balance plan, the Pension Plan allows the Company to apply any earnings on the Plan’s investments beyond the fixed return provided to participants toward the Company’s future cash funding obligations. The Pension Plan, including NEO participation, is more fully described in the “Pension Benefits” section.
401(k) Plan.   The Company provides a tax-qualified defined-contribution 401(k) Plan for employees after a 30-day waiting period. The plan allows eligible employees to make contributions on a pre- and post-tax basis through payroll deductions (up to IRS limits) and invest their contributions in one or more investment options. New employees are automatically enrolled for a 3% pre-tax contribution but have the ability to opt out before the effective date. The plan does not provide a Company match. Instead, the Company provides retirement contributions to eligible employees through the Pension Plan.
Nonqualified Retirement Plans.   The Company provides a retirement benefit to certain employees under the following nonqualified retirement plans: (1) the restoration pension plan (the “Restoration Plan”) and (2) the supplemental executive officers’ retirement plan (the “SERP”). The SERP was closed to new participants effective December 31, 2011, and the Restoration Plan was adopted effective January 1, 2012. Any benefit payable under the Restoration Plan reduces the benefit payable under the SERP. A retirement plan is an important retention tool in the Company’s compensation program because the receipt of benefits is contingent on certain age and service requirements. Additionally, the nonqualified retirement plans include a performance- based element, because they are based in part on a participant’s yearly cash compensation. The Company balances the effectiveness of these plans as a compensation and retention tool with the cost of these plans. The SERP and Restoration Plan, including NEO participation, are more fully described in the “Pension Benefits” section.
Executive Benefits.   The Company provides NEOs with a limited number of perquisites that the Company and the Committee believe are reasonable, consistent with the Company’s overall compensation program, and necessary to remain competitive. Perquisites include automobile program and cost of annual physical exams. Costs associated with the perquisites provided by the Company are included in the “All Other Compensation” column in the Summary Compensation Table.
Change of Control Agreements.   The Company has entered into a change of control agreement with each of the NEOs. The change of control agreements encourage retention in the face of the disruptive impact of an actual or attempted change of control of the Company. The agreements also align NEO and shareholder interests by enabling the NEOs to consider corporate transactions that are in the best interests of the shareholders and other Company constituents without undue concern about their own employment. The

Compensation Discussion and Analysis
2025 ANNUAL
PROXY STATEMENT
change of control agreements do not provide for excise tax reimbursements to any of the NEOs. For more information, see “Potential Payouts Upon Termination and Change of Control” section.
Severance Benefits.   The Company approved an Executive Severance Plan on August 10, 2017, whereby executive officers may be eligible to receive severance benefits if they are not entitled to severance payments under any other employment agreement. Under the Executive Severance Plan, if the Company terminates an executive’s employment without cause, the executive will receive: (1) one times their annual base salary, or in the case of the CEO two times their annual base salary; (2) health care benefit continuation for the duration of the severance period; and (3) the incentive payment based on the relevant performance factors in the year of termination. “Cause” generally includes gross misconduct, breach of any material term of the agreement, willful breach, habitual neglect or wanton disregard of the executive’s duties, or conviction of certain criminal acts.
The NEOs who are not covered by the Executive Severance Plan, are eligible for severance benefits under their employment agreements. Those agreements provide that, if the Company terminates their employment without cause, they will receive a lump sum equal to: (1) base annual salary, and (2) target bonus for the year in which the termination occurs. “Cause” generally includes gross misconduct, breach of any material term of the agreement, willful breach, habitual neglect or wanton disregard of the executive’s duties, or conviction of any criminal act.
For more information, see “Potential Payouts Upon Termination and Change of Control” section.
Employee Stock Purchase Plan (ESPP).   The Company maintains the ESPP, which is a tax-qualified plan available to all employees of the Company and designated U.S. and Canadian subsidiaries who have been employed for at least three continuous months for at least 20 hours per week. The ESPP provides an opportunity to acquire an ownership interest in the Company through the purchase of the Company’s Common Stock at a 5% discount through payroll deductions.
ADDITIONAL PRACTICES, POLICIES AND GUIDELINES
Stock Ownership Guidelines
With a significant portion of each NEO’s total compensation in equity-based incentives, NEOs have a substantial interest to ensure profitable growth of the Company and to drive long-term shareholder value. To further reinforce this focus, the Committee has established stock ownership guidelines for all NEOs. The guidelines provide that NEOs are required to hold shares of the Company’s Common Stock with a market value equal to a multiple of each NEO’s base salary, as set forth below:
CEO	5x base salary
CFO and General Counsel	3x base salary
Other Officers	1x base salary
Shares that count towards the guidelines include shares actually owned, vested and unvested RSUs, vested PSUs, and shares acquired from the exercise of stock options.
The guidelines do not provide a time frame by which ownership must be achieved. However, until the ownership level under the guidelines is met, the NEO must hold at least 50% of any net shares he or she receives upon the exercise of stock options or upon the delivery of any RSU or PSU awards. As of June 28, 2025, all NEOs satisfy these requirements.
Recoupment Policy
Under the Company’s Incentive-Based Compensation Recoupment Policy, also known as a clawback policy, the Company is required to recoup incentive-based compensation erroneously received by any current or former executive officer in the case of a restatement of the Company’s financial results. The Company may also seek to recover all or part of incentive-based compensation if a current or former executive officer: (i) engaged in misconduct, (ii) knew or should have known about misconduct and failed to report it to the Company, or

Compensation Discussion and Analysis
2025 ANNUAL
PROXY STATEMENT
(iii) was in a position, including a supervisory role, to reasonably prevent the misconduct. Further, the Company is authorized to recover compensation paid to any current or former employee to the extent required by law or applicable exchange’s listing standards. Incentive-based compensation includes any cash or stock-based award which is granted, earned, or vested based wholly or in part upon the attainment of financial reporting measures, including measures derived from financial reporting measures, stock price, and total shareholder returns. The policy defines misconduct as willfully or grossly negligent conduct or omission resulting in, or constituting, a criminal conviction (including a guilty plea, plea of nolo contendere, plea of no contest, or other similar admission of guilt), theft, fraud, material violation of the Company’s Code of Conduct, material reputational or financial harm to the Company, or material responsibility for the Company issuing a restatement of its financial results. In determining whether to take action in the case of misconduct, the Independent Directors may consider: (i) any benefit received by the executive officer, (ii) the seriousness of the misconduct, (iii) the impact of the misconduct on the Company, and (iv) any other factors that the Independent Directors consider relevant. The Company does not reimburse executive officers for recouped incentive- based compensation or indemnify or insure executive officers in connection with recoupment of incentive- based compensation under this policy.
Equity Grant Practices
Equity incentive compensation decisions are generally made at the Board’s or Committee’s regularly scheduled meetings in August, which are generally scheduled at least one year in advance. Pursuant to the Company’s equity incentive plans, the exercise price of each stock option awarded to the executive officers is the closing price of the Company’s Common Stock on the date of grant. Options and other equity-based compensation may be granted in connection with a new hire or a promotion, in which case equity compensation may be granted at the Compensation Committee meeting at or about the time of hiring or promotion. Grants are made without regard to anticipated earnings or major announcements by the Company.

Compensation Discussion and Analysis
2025 ANNUAL
PROXY STATEMENT
COMPENSATION AND LEADERSHIP DEVELOPMENT COMMITTEE REPORT
The Compensation and Leadership Development Committee has reviewed the Compensation Discussion and Analysis (“CD&A”) and discussed it with management. Based on its review and discussion with management, the Committee recommended to the Board of Directors that the CD&A be included in the Company’s 2025 Proxy Statement and incorporated by reference into the Company’s annual report on Form 10-K. This Report is provided by the following Independent Directors, who comprise the Committee:
Jo Ann Jenkins, Chair
Brenda Freeman
Avid Modjtabai
Adalio T. Sanchez

2025 ANNUAL
PROXY STATEMENT
COMPENSATION OF EXECUTIVE OFFICERS
The following table sets forth information concerning the compensation provided to NEOs by the Company for fiscal years 2023 through 2025.
SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)
Philip R. Gallagher	2025	1,200,000		7,309,157	—	1,296,000	37,429	51,546	9,894,132
Chief Executive Officer	2024	1,200,000		6,572,830	—	936,000	34,126	33,022	8,775,978
	2023	1,150,000		6,078,268	—	2,432,526	27,780	28,253	9,716,827
Kenneth Jacobson	2025	675,000		1,791,861	—	486,000	45,598	27,707	3,026,166
Chief Financial Officer	2024	600,000		1,408,395	—	312,000	39,965	28,402	2,388,762
	2023	482,081		1,168,888	—	618,113	16,493	26,474	2,312,049
Ken E. Arnold	2025	560,000		1,273,247	—	302.400	87,152	23,599	2,246,398
Chief People Officer	2024	560,000		1,126,697	—	218.400	97,467	18,590	2,021,154
	2023	525,000		888,362	—	555,251	77,903	19,863	2,066,379
Max Chan	2025	550,000		801,731	—	316,800	46,849	20,586	1,735,966
Chief Information Officer	2024	550,000		704,316	—	228,800	47,332	22,230	1,552,678
	2023	500,000		467,489	—	458,302	34,491	29,059	1,489,341
Michael R. McCoy	2025	595,000		1,381,652	—	342,720	49,881	81,310	2,450,563
General Counsel and	2024	595,000		1,220,566	—	247,520	49,273	92,479	2,204,838
Chief Legal Officer	2023	550,000		981,885	—	581,691	31,956	187,613	2,333,145

(1)
Amounts reflect the grant date fair value of awards of RSUs and PSUs, computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures and dividends, expected to be paid during the vesting period. The grant date fair value of RSUs awarded to each NEO in fiscal 2025 is as follows: Mr. Gallagher — $3,697,836; Mr. Jacobson — $906,490; Mr. Arnold — $644,189; Mr. Chan — $405,639; and Mr. McCoy — $698,982. With respect to PSUs, both the grant date fair value and the compensation cost were computed based upon the target outcome of the performance conditions as of the grant date. Assuming the target performance is achieved for PSUs awarded in fiscal 2025, the grant date fair value of the PSUs awarded to each NEO is as follows: Mr. Gallagher — $3,611,321; Mr. Jacobson — $885,371; Mr. Arnold — $629,058; Mr. Chan — $396,092; and Mr. McCoy — $682,670. Assuming the maximum payout of PSUs granted in fiscal 2025 is achieved, the grant date fair value for each NEO would be as follows: Mr. Gallagher — $7,222,642; Mr. Jacobson — $1,770,741; Mr. Arnold — $1,258,115; Mr. Chan — $792,184; and Mr. McCoy — $1,365,341.

(2)
There were no stock options granted during the fiscal years included in the above table.

(3)
Amounts include the net changes in the actuarial present value of accumulated benefits under the Company’s qualified and nonqualified retirement plans. For fiscal year 2025, the increase in the actuarial present value of accumulated benefits under the Company’s qualified plan was as follows: Mr. Gallagher — $37,429; Mr. Jacobson — $20,345; Mr. Arnold — $48,107; Mr. Chan — $22,180; and Mr. McCoy — $23,104. For fiscal year 2025, the increase in the actuarial present value of accumulated benefits under the Company’s nonqualified retirement plans was as follows: Mr. Jacobson — $25,253; Mr. Arnold — $39,045; Mr. Chan — $24,669; and Mr. McCoy — $26,777.

Compensation of Executive Officers
2025 ANNUAL
PROXY STATEMENT
Because Mr. Gallagher was a participant in the SERP, he is not also a participant in the Company’s nonqualified retirement plan. Mr. Gallagher received his final benefit payment under the SERP in fiscal year 2023.
(4)
Amounts include (a) expenses associated with the Company’s automobile program for each of the NEOs, and (b) the cost of annual physical exams. For Mr. McCoy, the amount for fiscal year 2025 includes $49,841 for tax equalization relating to his 2020 and 2021 tax returns in connection with his temporary assignment in Belgium. The auto related expenses for Messrs. Gallagher, Jacobson and McCoy were $34,432, $27,548 and $27,635, respectively. None of the perquisites and personal benefits for the other NEOs exceeded the greater of $25,000 or 10% of the total amount of their benefits.

EQUITY COMPENSATION PLAN INFORMATION
The table below sets forth certain equity compensation plan information as of June 28, 2025:
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by shareholders	2,156,418(1)	$36.25(2)	2,523,407(3)

(1)
Consists of 809,362 shares underlying outstanding options, 1,043,756 RSUs, and 303,300 PSUs awarded, at target, but not yet vested as of the end of the fiscal year.

(2)
The average exercise price is applicable only to the outstanding options referenced above. The RSUs and PSUs do not require consideration to be paid upon vesting.

(3)
Includes 249,563 shares available for future issuance under the Amended and Restated Avnet Employee Stock Purchase Plan.

Compensation of Executive Officers
2025 ANNUAL
PROXY STATEMENT
GRANTS OF PLAN-BASED AWARDS
The following table provides information about equity and non-equity plan-based awards to the NEOs in fiscal 2025 relating to: (1) annual cash incentive awards, (2) RSUs, and (3) PSUs. The threshold column for non- equity incentives assumes payout of 32% of target and the threshold column for equity incentive assumes 34% of target PSUs. The maximum column is 200% of the target amount. Achievement below the threshold would yield a payout of $0. The actual payouts earned in fiscal 2025 under the Non-Equity Incentive Plan Awards are included in the Summary Compensation Table as are the grant date fair values associated with the awards under the Equity Incentive Plan and All Other Stock Awards in the table below.
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(#)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Options Awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Philip R. Gallagher	8/15/2024	576,000	1,800,000	3,600,000	—	—	—	—	—	—	—
	8/15/2024	—	—	—	—	—	—	70,996	—	—	3,697,836
	8/15/2024	—	—	—	23,961	70,997	141,994	—	—	—	3,611,321
Kenneth Jacobson	8/15/2024	216,000	675,000	1,350,000	—	—	—	—	—	—	—
	8/15/2024	—	—	—	—	—	—	17,404	—	—	906,490
	8/15/2024	—	—	—	5,875	17,406	34,812	—	—	—	885,371
Ken E. Arnold	8/15/2024	134,400	420,000	840,000	—	—	—	—	—	—	—
	8/15/2024	—	—	—	—	—	—	12,368	—	—	644,189
	8/15/2024	—	—	—	4,174	12,367	24,734	—	—	—	629,058
Max Chan	8/15/2024	140,800	440,000	880,000	—	—	—	—	—	—	—
	8/15/2024	—	—	—	—	—	—	7,788	—	—	405,639
	8/15/2024	—	—	—	2,628	7,787	15,574	—	—	—	396,092
Michael R. McCoy	8/15/2024	152,320	476,000	952,000	—	—	—	—	—	—	—
	8/15/2024	—	—	—	—	—	—	13,420	—	—	698,982
	8/15/2024	—	—	—	4,530	13,421	26,842	—	—	—	682,670
The vesting schedules for the RSU and PSU grants made in fiscal 2025 are as follows:
Type of Awards Made in Fiscal 2025	Vesting Schedule
Restricted Stock Units (RSUs)	25% each on the first business day in January of 2025 through 2028.
Performance Share Units (PSUs)	Vests, to the extent earned under all three tranches if at all, at the end of fiscal 2027, July 3, 2027. The one-fiscal-year performance period for each tranche over the three-year period is measured on a discrete basis as further explained in the CD&A.
For additional description of the terms and awards of RSUs and PSUs made in fiscal 2025, see the description of long-term incentives in the CD&A and Note 12 to the Company’s Consolidated Financial Statements included in its Form 10-K for the fiscal year ended June 28, 2025.

Compensation of Executive Officers
2025 ANNUAL
PROXY STATEMENT
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table provides information on NEOs’ current stock options and stock awards as of June 28, 2025. It includes unexercised and unearned option grants, as well as unvested RSUs. The PSUs in the table below include the unvested PSUs earned under the first and second tranches of the fiscal 2024 grant and the first tranche of the fiscal 2025 grant, based on the achievement of performance goals for those fiscal years, and assumes achievement of performance goals at target for the remaining tranches. Each equity grant is shown separately for each NEO. The vesting schedule for each grant is shown following this table, based on the option grant date or stock award date. The market value of the stock awards is based on the closing market price of the Company’s Common Stock as of June 28, 2025, which was $52.66. For additional information about the option grants and stock awards, see the description of long-term incentives in the CD&A and Note 12 to the Company’s Consolidated Financial Statements included in its Form 10-K for the fiscal year ended June 28, 2025.
	Option Awards					Stock Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Stock Award Grant Date	Number of Shares or Units of Stock That Have Not Vested (RSUs) (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (PSUs) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Philip R. Gallagher	8/10/2017	25,068	—	36.80	8/09/2027	—	—	—	—	—
	8/28/2018	23,920	—	48.62	8/27/2028	—	—	—	—	—
	8/14/2019	31,900	—	39.72	8/13/2029	8/30/2022	18,466	972,420	—	—
	11/17/2020	191,048	—	29.38	11/16/2030	8/29/2023	34,994	1,842,784	33,070	1,741,466
	8/23/2021	145,689	48,563	39.62	8/22/2031	8/15/2024	53,247	2,803,987	47,331	2,492,450
Kenneth Jacobson	—	—	—	—	—	8/30/2022	3,551	186,996	—	—
	—	—	—	—	—	8/29/2023	7,498	394,845	7,086	373,149
	—	—	—	—	—	8/15/2024	13,053	687,371	11,604	611,067
Ken E. Arnold	2/18/2019	7,908	—	44.12	2/17/2029	—	—	—	—	—
	8/14/2019	12,404	—	39.72	8/13/2029	8/30/2022	2,699	142,129	—	—
	11/16/2020	33,604	—	29.85	11/15/2030	8/29/2023	5,998	315,855	5,670	298,582
	8/23/2021	23,310	7,770	39.62	8/22/2031	8/15/2024	9,276	488,474	8,245	434,182
Max Chan	—	—	—	—	—	8/30/2022	1,420	74,777	—	—
	—	—	—	—	—	8/29/2023	3,750	197,475	3,543	186,574
	8/23/2021	4,613	4,613	39.62	8/22/2031	8/15/2024	5,841	307,587	5,191	273,358
Michael R. McCoy	—	—	—	—	—	8/30/2022	2,983	157,085	—	—
	11/16/2020	36,292	—	29.85	11/15/2030	8/29/2023	6,498	342,185	6,142	323,438
	8/23/2021	24,039	8,013	39.62	8/22/2031	8/15/2024	10,065	530,023	8,947	471,149
Vesting schedules:
•
Stock options vest in 25% annual increments on the first through fourth anniversaries of the grant date. Stock options typically expire the day before the tenth anniversary of the grant date.

•
RSUs vest in 25% increments commencing on the first business day in January following the grant date (“commencement date”) and on the 1st, 2nd, and 3rd annual anniversary of the commencement date.

•
PSUs vest, if at all, at the end of the performance period for the third tranche. Performance is measured discretely for each tranche’s one-fiscal-year performance period and earned PSUs are banked until the end of the performance period for the third tranche at which time earned PSUs from all three tranches are vested and issued.

Compensation of Executive Officers
2025 ANNUAL
PROXY STATEMENT
OPTION EXERCISES AND STOCK VESTED
The following table provides information as to each of the NEOs: (1) stock options exercised during fiscal 2025, including the number of shares acquired upon exercise and the value realized, and (2) the number of shares acquired upon the vesting of stock awards in the form of RSUs and PSUs, and the value realized, each before payment of any applicable withholding tax.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Philip R. Gallagher	—	—	115,363	6,059,162
Kenneth Jacobson	—	—	23,503	1,234,118
Ken E. Arnold	—	—	18,017	946,019
Max Chan	9,226	130,363	10,748	564,059
Michael R. McCoy	—	—	19,601	1,029,261
The value realized on vesting of stock awards includes (i) RSUs that vested on January 2, 2025 and (ii) the PSUs that vested on June 28, 2025, which covered the fiscal 2023 to fiscal 2025 performance period. The shares and value realized with respect to the RSUs is as follows: Mr. Gallagher — 69,487 shares and $3,632,780; Mr. Jacobson — 14,680 shares and $767,470; Mr. Arnold — 11,314 shares and $591,497; Mr. Chan — 7,219 shares and $377,410; and Mr. McCoy — 12,190 shares and $637,293. The shares and value realized with respect to the PSUs issued is as follows: Mr. Gallagher — 45,876 shares and $2,426,382; Mr. Jacobson — 8,823 shares and $466,648; Mr. Arnold — 6,703 shares and $354,522; Mr. Chan — 3,529 shares and $186,649; and Mr. McCoy — 7,411 and $391,968.
PENSION BENEFITS
Further to the discussion of the retirement benefits in the CD&A, the Company provides a retirement benefit under a tax-qualified retirement plan, or the Pension Plan, and a retirement benefit under nonqualified retirement plans.
The Pension Plan is a type of tax-qualified defined benefit plan commonly referred to as a cash balance plan. A participant’s benefit under the Pension Plan is based on the value of the participant’s cash balance account, which is used for record keeping purposes and does not represent any assets of the Pension Plan segregated on behalf of a participant. In general, the Pension Plan defines annual earnings as a participant’s base salary, commissions, royalties, annual cash incentive compensation, and amounts deferred pursuant to plans described in Sections 125 or 401(k) (i.e., the 401(k) Plan) of the Code. Currently, the maximum amount of earnings on which benefits can be accrued is $350,000, which is the 2025 annual maximum established by the IRS. The Pension Plan offers participants distributions in the form of various monthly annuity payments and, in most cases, a lump sum distribution option is also available to participants who have terminated employment with the Company.
The nonqualified retirement plans consist of the Restoration Plan and the SERP. The Restoration Plan is an excess benefit plan that provides retirement income to eligible U.S. employees whose Pension Plan benefit is limited by Code limits on compensation. The Restoration Plan uses the same eligibility, vesting, formula and distribution criteria (except in cases where Code section 409A applies) found in the Pension Plan, but without considering the Code-imposed limits on the Pension Plan. The excess benefit over the Code-imposed limits in the Pension Plan is paid from the Restoration Plan.
The SERP provides for: (1) payment of a death benefit to the designated beneficiary of each participating officer who dies while he or she is an employee of the Company in an amount equal to twice the officer’s yearly earnings (including salary and cash incentive compensation); (2) a supplemental retirement benefit payable

Compensation of Executive Officers
2025 ANNUAL
PROXY STATEMENT
at age 65 (if the officer has satisfied certain age and service requirements) payable monthly for two years and in a lump sum thereafter to such officer or his or her beneficiary, with the total benefit equaling the present value of ten years of payments in an amount not to exceed 36% of the officer’s eligible compensation, which is defined as the average of the highest two of the last five years’ cash compensation prior to termination; or (3) a supplemental early retirement benefit equal to the benefit described in (2) above, except that such amount is reduced for each month prior to age 65 that the participant begins to receive the benefit.
As discussed in the CD&A, the SERP was closed to new participants effective December 31, 2011, and the Restoration Plan was adopted effective January 1, 2012. Pursuant to the terms of both plans, any benefit payable under the Restoration Plan will reduce the benefit payable under the SERP. Thus, the maximum benefit payable to vested participants in both nonqualified plans will equal the benefit payable under the SERP.
The table below shows the number of years of service credited to each such NEO, the actuarial present value of accumulated benefits payable to each of the NEOs as of the end of the fiscal year, and the payments made to each of the NEOs during the last fiscal year, if any. The present value of the accumulated benefit was determined using interest rate assumptions consistent with those used in the Company’s financial statements.
Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Philip R. Gallagher	Pension Plan	40.6	220,577	—
	Nonqualified Retirement Plans(2)	—	—	—
Kenneth Jacobson	Pension Plan	10.5	133,620	—
	Restoration Plan	10.5	120,770	—
Ken E. Arnold	Pension Plan	26.5	469,169	—
	Restoration Plan	8.5	206,220	—
Max Chan	Pension Plan	8.9	129,220	—
	Restoration Plan	8.9	120,970	—
Michael R. McCoy	Pension Plan	13.5	194,647	—
	Restoration Plan	10.5	135,630	—

(1)
Pursuant to the terms of the Pension Plan and Restoration Plan, an employee must wait until the next open period after his or her start date before being credited with any years of service. No participant is credited with any additional years of service under the Pension Plan, Restoration Plan or the SERP beyond their actual years of service.

(2)
Only Mr. Gallagher was a participant in the SERP and he received his final payment under this Plan in fiscal 2023.

POTENTIAL PAYOUTS UPON TERMINATION AND CHANGE OF CONTROL
Severance Benefits and Change of Control Agreements
Severance Benefits.   Each of the NEOs have entered into an employment agreement with the Company, which provide for severance benefits. Specifically, if the Company terminates an NEOs employment without cause, they will receive a lump sum equal to: (1) base annual salary and (2) target bonus for the year in which the termination occurs. “Cause” generally includes gross misconduct, breach of any material term of the agreement, willful breach, habitual neglect or wanton disregard of the executive’s duties, or conviction of any criminal act.
Change of Control Agreements.   Each of the NEOs entered into a change of control agreement with the Company. If an NEO is actually or constructively terminated within 24 months of a change of control, the Company must pay the NEO all accrued base salary and pro-rata incentive payments, plus 2.99 times the sum

Compensation of Executive Officers
2025 ANNUAL
PROXY STATEMENT
of (i) the NEO’s then-current annual base salary and (ii) the NEO’s target incentive compensation for the year in which such termination occurred. Further, unvested stock options shall accelerate and vest in accordance with the early vesting provisions under the applicable stock compensation plans, and all equity incentive awards granted, but not yet delivered, will be accelerated and delivered. No NEO is entitled to a tax gross-up for excise taxes related to payments made upon a change of control. The change of control agreements between the Company and the NEOs have provisions to ensure compliance with Section 409A of the Code, by deferring any payment due upon termination of employment for up to six months to the extent required by Section 409A.
A constructive termination includes a material diminution in the NEO’s responsibilities, a material change in the geographic location at which the NEO is primarily required to perform services, a material reduction in the NEO’s base compensation, or any other action or inaction that constitutes a material breach by the Company under its employment agreement with the NEO. A change of control includes (i) the acquisition of voting or dispositive power with respect to 50% or more of the outstanding shares of the Company’s Common Stock, (ii) a change in the individuals serving on the Board of Directors so that those serving on the effective date of the applicable agreement and those persons appointed by such individuals to the Board no longer constitute a majority of the Board, or (iii) shareholder approval of a liquidation, dissolution or sale of substantially all of the assets of the Company.
Potential Payouts upon Termination Table.   The following table sets forth the estimated payments and value of benefits that each of the NEOs would be entitled to receive under their employment agreements, change of control agreements, and equity plans, in the event of the termination of their employment under various scenarios. The table assumes that the termination occurred on June 28, 2025, which is the Company’s fiscal year end. The market value of the stock awards is based on the closing market price of the Company’s Common Stock as of June 28, 2025, which was $52.66.
As used in this section:
•
“Death” refers to an NEO’s death;

•
“Disability” refers to an NEO’s permanent and total disability during the term of the NEO’s employment;

•
“Company Termination Without Cause” means that the NEO is fired without cause (as defined in the employment agreement);

•
“Change of Control Termination” means the occurrence of both a change of control and the constructive termination of the NEO within 24 months of the change; and

•
“Retirement” for the purpose of determining benefit under the stock plans, means all the following: (a) age 55, (b) five years of service, (c) age plus years of service is equal to at least 65, and (d) the NEO must have signed a non-compete agreement.

Compensation of Executive Officers
2025 ANNUAL
PROXY STATEMENT
	Death ($)	Disability ($)	Company Termination w/o Cause ($)	Change of Control ($)	Retirement ($)
Philip R. Gallagher
Severance(1)	—	—	3,000,000	8,970,000	—
Settlement of previously vested stock options	7,254,383	7,254,383	7,254,383	7,254,383	7,254,383
Settlement of unvested stock options(4)	—	633,261	633,261	633,261	633,261
Settlement of RSUs(2)(4)	5,619,191	2,815,204	2,815,204	5,619,191	2,815,204
Settlement of PSUs(3)	2,928,844	—	4,157,296	6,649,747	4,157,296
Welfare benefits	—	—	—	105,828	—
Life insurance benefit	500,000	—	—	—	—
Pension	222,140	222,140	222,140	222,140	222,140
Nonqualified retirement plans(5)	4,992,000	—	—	—	—
Kenneth Jacobson
Severance(1)	—	—	1,350,000	4,036,500	—
Settlement of previously vested stock options	—	—	—	—	—
Settlement of unvested stock options	—	—	—	—	—
Settlement of RSUs(2)	1,269,212	—	—	1,269,212	—
Settlement of PSUs(3)	574,520	574,520	—	1,448,835	—
Welfare benefits	—	—	—	101,953	—
Life insurance benefit	500,000	—	—	—	—
Pension	171,509	171,509	171,509	171,509	171,509
Restoration Plan	155,016	155,016	155,016	155,016	155,016
Ken E. Arnold
Severance(1)	—	—	980,000	2,930,200	—
Settlement of previously vested stock options	1,298,511	1,298,511	1,298,511	1,298,511	1,298,511
Settlement of unvested stock options(4)	—	101,321	101,321	101,321	101,321
Settlement of RSUs(2)(4)	946,458	457,984	457,984	946,458	457,984
Settlement of PSUs(3)	440,922	—	651,562	1,085,744	651,562
Welfare benefits	—	—	—	94,438	—
Life insurance benefit	500,000	—	—	—	—
Pension	491,098	491,098	491,098	491,098	491,098
Restoration Plan	216,165	216,165	216,165	216,165	216,165
Max Chan
Severance(1)	—	—	990,000	2,960,100	—
Settlement of previously vested stock options	60,154	60,154	60,154	60,154	60,154
Settlement of unvested stock options	—	—	—	60,154	—
Settlement of RSUs(2)	579,839	—	—	579,839	—
Settlement of PSUs(3)	240,814	240,814	—	645,770	—
Welfare benefits	—	—	—	87,800	—
Life insurance benefit	500,000	—	—	—	—
Pension	152,200	152,200	152,200	152,200	152,200
Restoration Plan	142,482	142,482	142,482	142,482	142,482

Compensation of Executive Officers
2025 ANNUAL
PROXY STATEMENT
	Death ($)	Disability ($)	Company Termination w/o Cause ($)	Change of Control ($)	Retirement ($)
Michael R. McCoy
Severance(1)	—	—	1,071,000	3,202,290	—
Settlement of previously vested stock options	1,141,290	1,141,290	1,141,290	1,141,290	1,141,290
Settlement of unvested stock options	—	—	—	104,490	—
Settlement of RSUs(2)	1,029,293	—	—	1,029,293	—
Settlement of PSUs(3)	485,525	485,525	—	1,184,850	—
Welfare benefits	—	—	—	103,701	—
Life insurance benefit	500,000	—	—	—	—
Pension	242,593	242,593	242,593	242,593	242,593
Restoration Plan	169,039	169,039	169,039	169,039	169,039
(1)
Severance payments assume target annual incentive for fiscal 2025.

(2)
The value of RSUs reflected in the table above under death and change of control equals the value of all RSUs allocated to the NEOs but not yet vested on June 28, 2025.

(3)
The value of PSUs in the table above include three grants for the performance periods covering FY 2023 to FY 2025, FY 2024 to FY 2026 and FY 2025 to FY 2027. Included are the PSUs earned for the tranches relating to the performance applicable to fiscal 2023, fiscal 2024 and fiscal 2025, with the latter fiscal year having a performance of zero, as performance thresholds were not achieved. For the remaining tranches applicable to fiscal 2026 and fiscal 2027, we have assumed performance at target.

(4)
Because Mr. Gallagher and Mr. Arnold are retirement eligible under the applicable equity compensation plans, the amount of potential payouts regarding RSUs and Stock Options in the event of a disability or termination by the Company without cause is the same as that under Retirement because the amount received upon retirement is greater than would be received upon a disability or termination without cause.

(5)
Mr. Gallagher has received all his supplemental retirement benefits under the SERP effective in fiscal year 2023. The amount included above is for the death benefit provided under the SERP as discussed above relating to Pension Benefits.

2025 ANNUAL
PROXY STATEMENT
CEO PAY RATIO
The following is information about the relationship of the annual total compensation paid to the individual identified as its median paid employee and the annual total compensation of the CEO, Mr. Gallagher. The company determined a new median employee for fiscal year 2024 and since there were no significant changes in fiscal 2025, the company is using the same median employee identified in fiscal 2024. The fiscal 2025 total compensation of the median paid employee, other than the Company’s CEO, was $44,676. The CEO’s fiscal 2025 total compensation was $9,894,132.
The ratio of CEO to median employee pay was 221 to 1.
The following summarizes the methodology, material assumptions, adjustments, and estimates the Company used in calculating the CEO pay ratio for fiscal 2025:
•
Compensation Time Period:   The Company measured compensation for the median paid employee using the 12-month fiscal period of June 30, 2024 through June 28, 2025.

•
Determining Median Paid Employee’s Pay for CEO Ratio:   The median paid employee received actual earnings in the amount of $44,676 for fiscal 2025, calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K.

•
Determining CEO’s Pay for CEO Ratio:   With respect to the annual total compensation of the CEO, the Company used the amount reported in the “Total” column of the 2025 Summary Compensation Table included in this Proxy Statement.

The SEC rules for identifying the median employee and calculating the pay ratio permit companies to use various methodologies and assumptions, to apply certain exclusions, and to make reasonable estimates that reflect their employee population and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio that the Company has reported.

2025 ANNUAL
PROXY STATEMENT
PAY VERSUS PERFORMANCE
Compensation Actually Paid (“CAP”) and certain Company financial performance measures for the past five fiscal years are set forth below.
CAP is calculated as required under applicable SEC rules and presented on an individual basis for each principal executive officer of the Company (“PEO”) and as an average for other NEOs serving during the presented years. CAP does not reflect the actual amount of compensation earned or realized by NEOs during a covered year. Please see the footnotes to the Pay Versus Performance Table below for more detailed information on the calculation of CAP.
Neither the Compensation and Leadership Development Committee nor the Board used CAP or net income as the basis for making compensation decisions. For more information concerning the Company’s pay-for- performance philosophy and how it aligns executive compensation with the Company’s performance, please see “Compensation Discussion and Analysis.”
Prior to fiscal 2024 the calculation of the CAP for both the PEO and the non-PEO NEOs did not take into consideration the accelerated vesting attributable to retirement eligibility. This was corrected effective with the calculation of CAP for fiscal 2024. Prior years’ CAP has not been restated.
The value of the vested and unvested PSU’s in the calculation of CAP include adjustments to current performance estimates.
PAY VERSUS PERFORMANCE TABLE
Fiscal Year	Summary Comp. Table Total For PEO	CAP to PEO	Summary Comp. Table Total For Former PEO	CAP to Former PEO	Avg. Summary Comp. Table Total For non-PEO NEOs	Avg. CAP to non-PEO NEOs	Value of Initial Fixed $100 Investment Based on:		Net Income (Millions)(3)	Adjusted OI$ (Millions)(4)
							Company TSR(1)	Peer Group TSR(1)(2)
2025	$9,894,132	$6,640,640	—	—	$2,364,773	$1,491,950	$229.61	$256.14	$240.2	$624.0
2024	$8,775,978	$5,540,132	—	—	$2,041,858	$1,354,722	$218.81	$253.53	$498.7	$900.0
2023	$9,716,827	$13,428,971	—	—	$1,928,181	$1,950,485	$208.95	$218.46	$770.8	$1,220.9
2022	$8,129,900	$9,883,510	—	—	$2,031,221	$1,912,506	$170.48	$177.30	$692.4	$985.6
2021	$6,151,987	$8,577,743	$2,910,076	$377,147	$1,862,076	$1,527,825	$157.58	$199.58	$193.1	$407.0

(1)
Reflects the cumulative value of a $100 investment made at the beginning of fiscal year 2021 through the end of fiscal year 2025, including the reinvestment of dividends.

(2)
The Peer Group is the one used in the Annual Reports on Form 10-K pursuant to Item 201(e)(ii) of Regulations S-K for each of the fiscal years noted, which is comprised of the following five companies: Agilysys, Inc.; Arrow Electronics Inc.; Insight Enterprises Inc.; Scansource Inc.; and TD Synnex Corporation.

(3)
As presented in the Company’s Consolidated Statements of Operations for each of the fiscal years ended, calculated in accordance with GAAP.

(4)
The Company’s selected measure, Adjusted Operating Income Dollars (OI$), is a non-GAAP measure and was one of the financial performance metrics used in the fiscal 2025 annual cash incentive plan design for executive officers. Please see Appendix A for information on how this measure was calculated as well as a reconciliation to its most directly comparable GAAP measures.

Pay Versus Performance
2025 ANNUAL
PROXY STATEMENT
Phil Gallagher was the PEO for all the presented years. To calculate CAP for Mr. Gallagher, the following amounts were deducted from and added to the Total Compensation reported in the Summary Compensation Table (“SCT”):
Year	2021	2022	2023	2024	2025
SCT Total Compensation	$6,151,987	$8,129,900	$9,716,827	$8,775,978	$9,894,132
Minus: Grant-date fair value of awards reported in the SCT	$2,858,059	$4,216,444	$6,078,268	$6,572,830	$7,309,157
Plus: Vesting-date fair value of awards granted and vested in the covered year	$508,172	$624,058	$736,281	$857,801	$914,206
Plus: Year-end fair value of awards granted but remain unvested in the covered year	$4,344,273	$4,349,379	$6,808,722	$4,405,536	$3,115,524
Plus/(Minus): Change in fair value of awards granted in prior year(s) that vested in the covered year	$70,402	$457,714	$164,293	$(1,912,696)	$41,321
Plus: Change in fair value of awards granted in prior year(s) that remain unvested in covered year	$363,638	$535,110	$2,089,549	$—	$—
Minus: Fair value of awards forfeited during the covered year	—	—	—	—	—
Minus: Aggregate change in actuarial present value of accumulated benefit under pension plans	$23,145	$17,711	$27,780	$34,126	$37,429
Plus: Aggregate service costs and prior service costs for pension plans	$20,475	$21,504	$19,347	$20,469	$22,043
Compensation Actually Paid (CAP)	$8,577,743	$9,883,510	$13,428,971	$5,540,132	$6,640,640
William J. Amelio, who ceased to be the Chief Executive Officer on July 31, 2020, is the Former PEO for Fiscal 2021.
To calculate CAP for Mr. Amelio for Fiscal 2021, the following amounts were deducted from and added to the Total Compensation reported in the SCT:
Year	2021
SCT Total Compensation	$2,910,076
Minus: Fair value of awards forfeited during the covered year	$2,641,141
Minus: Aggregate change in actuarial present value of accumulated benefit under pension plans	$88,339
Plus: Aggregate service costs and prior service costs for pension plans	$196,551
Compensation Actually Paid (CAP)	$377,147
The following are the non-PEO NEOs included for each year shown in the table:
Fiscal 2025: Messrs. Jacobson, Arnold, Chan, and McCoy
Fiscal 2024: Messrs. Jacobson, Arnold, Chan, and McCoy
Fiscal 2023: Messrs. Liguori (former CFO), Jacobson, Arnold, and McCoy, and Ms. Obregon-Jimenez.
Fiscal 2022: Messrs. Liguori, Arnold, Chan, and McCoy.
Fiscal 2021: Messrs. Liguori, Arnold, Chan, and McCoy, as well as Peter G. Bartolotta (who ceased serving as President, Business Transformation on October 1, 2020) and MaryAnn G. Miller (who ceased serving as SVP, Chief Administrative Officer on October 16, 2020).

Pay Versus Performance
2025 ANNUAL
PROXY STATEMENT
To calculate the Average CAP for the non-PEO NEOs, the following amounts were deducted from and added to the average Total Compensation reported in the SCT:
Year	2021	2022	2023	2024	2025
Average SCT Total Compensation	$1,862,076	$2,031,221	$1,928,181	$2,041,858	$2,364,773
Minus: Average grant-date fair value of awards reported in the SCT	$739,776	$780,055	$890,867	$1,114,994	$1,312,123
Plus: Average vesting-date fair value of awards granted and vested in the covered year	$136,771	$115,456	$124,990	$141,777	$159,967
Plus: Average year-end fair value of awards granted but remain unvested in the covered year	$591,136	$402,321	$555,985	$361,411	$273,488
Plus/(Minus): Average change in fair value of awards granted in prior year(s) that vested in the covered year	$51,740	$78,917	$17,562	$(53,139)	$13,079
Plus/(Minus): Average change in fair value of awards granted in prior year(s) that remain unvested	$155,548	$69,871	$224,960	$(2,111)	$5,796
Minus: Average fair value of awards forfeited during the covered year	$433,248	—	—		—
Minus: Average aggregate change in actuarial present value of accumulated benefit under pension plans	$136,997	$43,134	$63,768	$58,509	$57,370
Plus: Average aggregate service costs and prior service costs for pension plans	$40,575	$37,909	$53,442	$38,429	$44,340
Average Compensation Actually Paid	$1,527,825	$1,912,506	$1,950,485	$1,354,722	$1,491,950
RELATIONSHIP BETWEEN COMPENSATION ACTUALLY PAID AND PERFORMANCE MEASURES
The following describes the relationship between CAP and the financial performance measures in the Pay Versus Performance Table, as well as the relationship between Company TSR and Peer Group TSR.
CAP vs. Company TSR
Changes in CAP values for the PEO and non-PEO NEOs over fiscal years 2021 through 2025 generally align with changes in the Company’s TSR over this same period. CAP values increased modestly in fiscal 2025 over the prior year as did the Company TSR. Equity awards in long-term incentive plans represent a significant portion of the NEOs’ total compensation and generally result in the alignment of the fair value of the NEOs’ equity awards with shareholders’ interest. Fluctuations in stock price over this five-year period similarly impacted the changes in fair value of the NEOs’ equity awards.
CAP vs. Net Income
The SEC requires net income to be included as a performance measure in the Pay Versus Performance Table. However, the Company does not use net income in its compensation incentive plan design or to determine compensation levels. Therefore, changes in CAP values over fiscal years 2021 through 2025 somewhat align with changes in the Company’s net income over this same period.
CAP vs. Adjusted Operating Income Dollars
Adjusted OI$ (the Company-Selected Measure) is a non-GAAP measure, and the achievement of certain Adjusted OI$ targets was one of the metrics used in calculating the NEOs’ annual cash incentive awards for

Pay Versus Performance
2025 ANNUAL
PROXY STATEMENT
each of the fiscal years 2021 through 2025. Changes in CAP values for the PEO and non-PEO NEOs over fiscal years 2021 through 2025 generally align with changes in the Company’s Adjusted OI$ over this same period.
Company TSR vs. Peer Group TSR
Both the Company TSR and Peer Group TSR generally increased over fiscal years 2021 through 2025. The design of PSU awards granted in fiscal years 2019, 2020, 2023, 2024 and 2025 included modifiers based on Company TSR against a peer group TSR to provide a level of alignment between executive compensation and TSR. However, the peer groups used under these modifiers varied between PSU awards and are different than the selected Peer Group reflected in the Pay Versus Performance Table, which consists of fewer companies. Please see the “Compensation Discussion and Analysis” section of this Proxy Statement for more information on the peer groups used under the modifiers.
MOST IMPORTANT FINANCIAL PERFORMANCE MEASURES FOR FISCAL 2025
Listed below are the most important financial performance measures used by the Company during fiscal 2025 to link NEO compensation to Company performance. These measures are not ranked by relative importance. Please see “Compensation Discussion and Analysis — Elements of Executive Compensation” for additional information regarding these performance measures.
FY25 Most Important Financial Performance Measures (Unranked)
Adjusted Operating Income Dollars(1)
Return on Working Capital(1)
Relative Adjusted Earnings Per Share Growth(2)
Market Share (Relative Organic Sales Growth of AVT vs Core Business Competitor)(1)
Adjusted Return on Invested Capital exceeding Weighted Average Cost of Capital(2)
Relative Total Shareholder Return(2)

(1)
Measure used in the fiscal 2025 annual cash incentive awards for executive officers.

(2)
Measure used in the fiscal 2025 PSU awards for executive officers.

2025 ANNUAL
PROXY STATEMENT
PROPOSAL 3: APPROVAL OF THE 2025 STOCK COMPENSATION AND INCENTIVE PLAN
RECOMMENDATION OF THE BOARD
The Board recommends that shareholders vote FOR the approval of the Avnet, Inc. 2025 Stock Compensation and Incentive Plan
Description of Proposal
On August 21, 2025, the Compensation and Leadership Development Committee (“Committee”) and the Board unanimously approved the Avnet, Inc. 2025 Stock Compensation and Incentive Plan (“2025 Plan”), subject to the approval by shareholders.
The purposes of the 2025 Plan are to: (a) promote the Company’s long-term success and increase shareholder value by incentivizing employees to contribute to the Company’s long-term growth and profitability; and (b) assist the Company in attracting, retaining and motivating highly qualified individuals. The 2025 Plan will accomplish these purposes by serving as the primary vehicle for the Company’s equity and cash-based compensation programs. Therefore, the Company believes that approval of the 2025 Plan is important to the Company’s future success. If the 2025 Plan is not approved by shareholders, the Company’s ability to issue equity-based awards at levels consistent with past practice will be limited, which may impair its ability to pay for performance, create an ownership culture, and provide competitive compensation.
The 2025 Plan provides for equity-based awards covering up to 3,000,000 shares of the Company’s Common Stock. In addition, awards will continue to be granted under the Avnet, Inc. 2021 Stock Compensation and Incentive Plan (the “2021 Plan”) until the 2.5 million shares available for awards under the 2021 Plan are exhausted, which the Company believes will occur in September 2026. The Board currently believes that the shares available for grant under the 2025 Plan, together with the remaining shares available under the 2021 Plan, will provide sufficient shares to satisfy the equity-based compensation needs of the Company for approximately four to five years following the effective date of the 2025 Plan. In recommending approval of the 2025 Plan, the Board and the Compensation and Leadership Development Committee, with input from its independent compensation consultant, considered the Company’s historical equity compensation practices, the anticipated future compensation needs of the Company, the potential dilution associated with future awards under the 2025 Plan, and the Company’s three-year average burn rate.
The estimated dilution from the adoption of the 2025 Plan, as commonly calculated, would be approximately 8%. The Company’s three-year average burn rate was 1.4%. “Burn rate” is the number of equity awards granted in a particular fiscal year divided by the weighted average diluted shares outstanding as of the end of the applicable fiscal year. The Company calculated its burn rate by applying equal weight to the number of stock options, RSUs and PSUs granted in the applicable fiscal year.
The closing price of the Company’s Common Stock on the Nasdaq Global Select Market was $53.42 per share on September 22, 2025. For additional information with respect to the Company’s outstanding equity-based awards, please see “Outstanding Equity Awards at Fiscal Year-End” included in this Proxy Statement and Note 12, Stock-based compensation, in the Notes to Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K filed with the SEC for the fiscal year ended June 28, 2025.
A summary of important features and tax consequences of the 2025 Plan is set forth below, but this summary is qualified in its entirety by reference to the actual text of the 2025 Plan. Capitalized terms that are not

PROPOSAL 3: APPROVAL OF THE 2025 STOCK COMPENSATION AND INCENTIVE PLAN
2025 ANNUAL
PROXY STATEMENT
defined in this summary have the meanings given to them in the 2025 Plan. A copy of the 2025 Plan is attached to this Proxy Statement as Appendix B.
Vote Required for Approval
For approval, this proposal requires affirmative votes from a majority of votes cast in person or by proxy at the Annual Meeting, provided a quorum is present. Abstentions are not counted in determining the votes cast. Brokers who hold shares of Common Stock as nominees will not have discretionary authority to vote such Common Stock on this proposal. Therefore, a shareholder who does not vote at the Annual Meeting (whether due to abstention or a broker non-vote) will not affect the outcome of the vote but will reduce the number of affirmative votes required to achieve a majority for this matter by reducing the total number of shares from which the majority is calculated.
Proxy
Unless otherwise directed by the shareholder, it is the intention of the persons named as proxies in the proxy card to vote each properly signed and returned proxy card FOR the approval of the 2025 Stock Compensation and Incentive Plan.
SUMMARY DESCRIPTION OF THE 2025 PLAN
Persons Eligible for Awards
Persons eligible to participate in the 2025 Plan include employees of the Company and its subsidiaries, Non-Employee Directors, consultants, independent contractors, and advisers to the Company and its subsidiaries. There will be 9 Non-Employee Directors and approximately 525 employees who may be considered for the grant of awards under the 2025 Plan.
Types of Awards under 2025 Plan
The 2025 Plan provides for the grant of stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance share units, and other stock unit awards. Each of these awards is payable in, valued in whole or in part by reference to, or otherwise based on the Company’s Common Stock. In addition, the 2025 Plan includes performance-based cash awards (“EIP Awards”).
Shares Available Under the 2025 Plan
If approved by shareholders, the 2025 Plan will be applicable to awards granted on or after the Effective Date. A total of 3,000,000 shares of the Company’s Common Stock will be available for the grant of awards under the 2025 Plan.
Limits on Awards
The following limitations apply for individual awards:
•
For Non-Employee Directors, the maximum number of shares that may be subject to awards granted to an individual in any calendar year is the number of shares with a value of $1,000,000, determined with respect to each share on the date of grant; provided, however, that in the year in which a Non-Employee Director first joins the Board of Directors or is first designated Chairman of the Board of Directors (or Lead Director), the limit is increased to $2,000,000.

•
The maximum EIP Award that may be granted to an individual in any 12-month period is $5,000,000, adjusted on a pro-rata basis up or down if the performance period is more or less than 12 months.

The shares awarded or issued upon exercise under the 2025 Plan may be authorized and previously unissued shares or treasury shares held by the Company. Both the aggregate number of shares covered by the 2025

PROPOSAL 3: APPROVAL OF THE 2025 STOCK COMPENSATION AND INCENTIVE PLAN
2025 ANNUAL
PROXY STATEMENT
Plan and the number of shares covered by individual options will be adjusted in the event of stock dividends, recapitalizations, splits or combinations of shares, and similar capital adjustments affecting the Company’s Common Stock.
Share Counting Provisions
Shares that are not issued upon the net settlement or net exercise of options or SARs, shares that are delivered to or retained by the Company to pay the exercise price or withholding taxes related to awards, and shares repurchased on the open market with the proceeds of option exercises, will not be available for additional grants under the 2025 Plan. In general, shares subject to awards under the 2025 Plan that expire, terminate, or are canceled or forfeited before issuance, and shares subject to awards that are settled without delivery of stock, will again be available for issuance under the 2025 Plan.
Administration of the Plan
The Administrator of the 2025 Plan is (a) the Compensation and Leadership Development Committee of the Board (the “Committee”) for awards to employees, consultants and advisers, and (b) the Company’s independent directors for awards to Non-Employee Directors. The Administrator has the power and authority, among other things, to: (i) designate participants and determine the types of awards granted to each participant; (ii) determine the number of shares reserved under any award or grant, the exercise price, terms and conditions, duration and payment provisions, any schedule for lapse of forfeiture restrictions and restrictions on exercisability, and accelerations and waivers thereof; (iii) determine the amount of, and performance criteria and performance period for, performance-based awards; (iv) construe and interpret the 2025 Plan; (v) establish and amend rules and regulations for the administration of the 2025 Plan; (vi) correct any defect, remedy any omission, and reconcile any ambiguity or inconsistency in the 2025 Plan and any award in the manner and to the extent that it deems appropriate to carry out the intent of the 2025 Plan and such award; and (vi) certify the level as to which each Performance Objective was attained.
In addition, the 2025 Plan authorizes the CEO to make awards to Eligible Employees who are not Executive Officers, subject to any limits that the Committee may impose.
Stock Options
In general, stock option grants are subject to the following rules:
•
The exercise price per share for options under the 2025 Plan will be at least 100% of the fair market value per share of the Company’s Common Stock on the grant date. The fair market value of Common Stock on any date will be the closing price (as reported for the Nasdaq Composite Index) on that date, or if no trading is reported on that date, the fair market value will be the closing price as of the next preceding day for which trading was reported, or such other price as determined by the Committee in accordance with applicable law.

•
The Administrator (or the CEO to the extent described above) will establish the vesting schedule for each option and the terms and conditions for exercising the option.

•
An option generally may not become vested at a rate faster than pro-rata annually over three years from the grant date, subject to the Administrator’s authorization to (i) grant a limited number of awards under the 2025 Plan with shorter vesting periods and Periods of Restriction and (ii) accelerate vesting in certain circumstances, each as described below.

•
Upon exercise, the exercise price is to be paid in full in cash or another form permitted by the Administrator. Other forms may include net exercise, broker-assisted cashless exercise or delivery of shares of the Company’s Common Stock in lieu of cash.

•
No option granted under the 2025 Plan will be exercisable after the day prior to the tenth anniversary of the grant date.

•
Stock option holders are not entitled to receive dividends or other distributions with respect to shares of the Company’s Common Stock underlying such options.

PROPOSAL 3: APPROVAL OF THE 2025 STOCK COMPENSATION AND INCENTIVE PLAN
2025 ANNUAL
PROXY STATEMENT
Stock Appreciation Rights
In general, SARs are subject to the following rules:
•
SARs may be granted in tandem with an option or alone (“freestanding”).

•
The exercise price per share for each tandem SAR will be no less than the exercise price for the related option, and the exercise price per share for each freestanding SAR will be at least 100% of the Fair Market Value per share of the Company’s Common Stock on the grant date.

•
The Administrator (or the CEO to the extent described above) will establish the vesting schedule for each SAR and the terms and conditions for exercising the SAR.

•
SARs will be subject to the same minimum vesting period provisions as apply for options (described above). Tandem SARS will exercisable only to the extent that the related option is exercisable.

•
Upon exercise, the holder will receive payment in shares of the Company’s Common Stock or cash (or a combination) in an amount equal to the excess of the Fair Market Value of the shares with respect to which the SAR is exercised over the exercise price. No fractional shares will be issued. Any amount that would have been payable in fractional shares will be paid in cash.

•
No SAR granted under the 2025 Plan will be exercisable after the day prior to the tenth anniversary of the grant date.

•
Holders of SARs are not entitled to receive dividends or other distributions with respect to shares of the Company’s Common Stock underlying such SARs.

Restricted Stock
In general, grants of restricted stock are subject to the following rules:
•
The Administrator (or the CEO to the extent described above) will establish the terms, conditions and restrictions of any grant of restricted stock.

•
Restricted stock will be subject to the same minimum vesting period provisions as apply for options (described above).

•
Holders of restricted stock have full voting rights and are entitled to receive any dividends paid on the Company’s Common Stock. All dividends will be reinvested automatically in additional shares of restricted stock that are subject to the same terms and conditions as the initial award, but no fractional shares will be issued. If a dividend would result in a fractional share of Common Stock, the holder will have a right to receive cash in lieu of such fractional share, subject to forfeiture, when the vesting period ends.

Restricted Stock Units
In general, restricted stock units are subject to the following rules:
•
The Administrator (or the CEO to the extent described above) will establish the vesting schedule and the terms and conditions for each restricted stock unit award.

•
Restricted stock units will be subject to the same minimum vesting period as applies for options (described above).

•
Restricted stock units will be settled upon vesting in shares of the Company’s Common Stock or cash (or a combination). No fractional shares will be issued.

•
Holders of restricted stock units have no voting or other shareholder rights with respect to the underlying shares, but the Administrator (and the CEO to the extent described above) is authorized

PROPOSAL 3: APPROVAL OF THE 2025 STOCK COMPENSATION AND INCENTIVE PLAN
2025 ANNUAL
PROXY STATEMENT
to grant dividend equivalents with respect to restricted stock unit awards (subject to the same vesting conditions and risk of forfeiture as such restricted stock unit awards).
Performance Share Units
In general, performance share units are subject to the following rules:
•
The Administrator (or the CEO to the extent described above) will establish the vesting and other terms and conditions for each performance share unit award.

•
Performance share units will be subject to the same minimum vesting period provisions as apply for options (described above).

•
Performance share units will provide for settlement of a specified number of shares of the Company’s Common Stock or cash (or a combination), if specified vesting conditions are achieved. The number of shares of Common Stock or amount of cash, if any, will be determined based on the extent to which Performance Objectives are achieved.

•
Holders of performance share units have no voting or other shareholder rights with respect to any underlying shares, but the Administrator (and the CEO to the extent described above) is authorized to grant dividend equivalents with respect to performance share unit awards (subject to the same vesting conditions and risk of forfeiture as such performance share unit awards).

Other Stock Unit Awards
In addition to the other types of awards described above, the Administrator (or the CEO to the extent described above) may grant other stock unit awards under the 2025 Plan. In general, other stock unit awards are “full value” awards and are subject to the following rules:
•
The Administrator (or the CEO to the extent described above) will establish the vesting schedule and the terms and conditions for each other stock unit award, including whether the award is payable in shares of Common Stock, other securities, cash or a combination.

•
Except for awards made to Non-Employee Directors, other stock unit awards will be subject to the same minimum vesting period provisions as apply for options (described above).

•
Holders of other stock unit awards have no voting or other shareholder rights with respect to the underlying shares, but the Administrator (and the CEO to the extent described above) is authorized to grant dividend equivalents with respect to other stock unit awards.

EIP Awards
The Administrator (or the CEO to the extent described above) may grant EIP Awards to employees who are Executive Officers or members of senior management. The EIP Awards are cash payments contingent upon the achievement of Performance Objectives.
No Repricing Allowed
Except in connection with certain corporate transactions, the Company may not reprice, replace or regrant an option or SAR through cancellation, or by lowering the exercise price of the option or SAR, and no option or SAR with an exercise price that exceeds the Fair Market Value of a share of Common Stock (i.e., an under-water option) can be cashed-out, without shareholder approval.
Acceleration upon Certain Events; Limited Awards with Shorter Vesting Periods
The Administrator, in its sole discretion, may accelerate the vesting of any award and/or release restrictions in the event of a Change in Control, the participant’s death, retirement, layoff, termination in connection with a Change in Control or other termination if the Administrator determines it is appropriate and in the best interests of Avnet. In addition, the Administrator is authorized to grant awards of options, SARs, restricted stock,

PROPOSAL 3: APPROVAL OF THE 2025 STOCK COMPENSATION AND INCENTIVE PLAN
2025 ANNUAL
PROXY STATEMENT
restricted stock units, performance share units and other stock unit awards that do not satisfy the minimum vesting periods and Periods of Restriction as required by the 2025 Plan if the total number of shares underlying such awards does not exceed 5% of the total number of shares available for grant under the 2025 Plan.
No Transfer of Awards
In general, no right or interest of a participant in any award made under the 2025 Plan may be sold, assigned or otherwise transferred other than by will, beneficiary designation or the laws of descent and distribution. However, the Committee may allow the transfer of an option to specified family members of the participant, as well as to certain trusts and other entities controlled by the participant or the participant’s family.
Deferral of Awards
The Administrator is authorized to allow participants to defer receipt of any payment of cash or delivery of shares of Common Stock that would otherwise be due upon the exercise, earn-out or settlement of any award made under the 2025 Plan, other than stock options or SARs. Before allowing any deferral, the Administrator will establish rules and procedures for deferrals of payments under awards. The terms and conditions of any deferral will be set forth in any award agreement that is intended to provide for a deferral.
Termination of 2025 Plan
The 2025 Plan was adopted by the Board of Directors on August 21, 2025, and will become effective only if approved by shareholders at the Annual Meeting. If approved at the Annual Meeting, the 2025 Plan will automatically terminate on November 20, 2035, unless terminated earlier by the Board of Directors. All awards granted before the 2025 Plan is terminated will continue in effect in accordance with the terms of the applicable award agreements and the 2025 Plan.
Amendment of Plan
The Board of Directors may amend the 2025 Plan and/or any Award at any time, except that shareholder approval is required for any amendment that (a) affects the composition and functioning of the Committee; (b) materially increases the aggregate number of shares of Common Stock available for awards under the 2025 Plan; (c) materially increases the aggregate number of shares of Common Stock with respect to which options or other awards may be granted to any participant during any calendar year; (d) materially decreases the minimum exercise price per share for options; (e) extends the ten-year maximum period during which an award is exercisable or the termination date of the 2025 Plan; or (f) otherwise triggers a shareholder approval requirement under an applicable law or listing standard. In addition, a participant’s written consent will be required for any amendment to an outstanding award that has a material adverse effect on the participant’s rights under such award.
New Plan Benefits
Because benefits under the 2025 Plan will depend on the Committee’s and/or independent directors’ actions and the Fair Market Value of the Company’s Common Stock at various future dates, it is not possible to determine the benefits that will be received by Directors, executive officers and other employees if the 2025 Plan is approved by shareholders.
Recoupment/Clawback
The 2025 Plan incorporates the Company’s amended and restated incentive-based compensation recoupment policy, as it may be further amended from time to time, by reference. All awards under the 2025 Plan will be subject to that policy — including changes that are made to the policy in the future.
FEDERAL INCOME TAX CONSEQUENCES OF THE 2025 PLAN
The following general summary describes the typical U.S. federal income tax consequences of awards granted under the 2025 Plan based upon the federal tax laws currently in effect, which are subject to change (possibly with retroactive effect). This is not intended to be a complete analysis and discussion of the federal

PROPOSAL 3: APPROVAL OF THE 2025 STOCK COMPENSATION AND INCENTIVE PLAN
2025 ANNUAL
PROXY STATEMENT
income tax treatment of awards and does not discuss estate and gift taxes or the tax laws of any municipality, state or foreign country. The Company (or a designated payer) will generally withhold required taxes in connection with the exercise or payment of an award and may require the participant to pay such taxes as a condition to exercise of an award.
Stock Options
The recipient of a stock option will not realize any taxable income on the grant of the option. Upon exercise of the option, the participant will realize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares subject to the exercised option on the date of exercise over the total option exercise price. The Company will generally be entitled to a deduction in the same amount as the ordinary income realized by the participant.
Upon the sale of shares acquired from exercising an option, the participant will realize a capital gain (or loss) equal to the difference between the proceeds received and the fair market value of the shares on the date of exercise (i.e., the excess, if any, of the total proceeds received over the participant’s tax basis in the shares sold). The capital gain (or loss) will be a long-term capital gain (or loss) if the participant held the shares for more than one year after the exercise of the option, or otherwise a short-term capital gain (or loss).
Special rules will apply if the exercise price or applicable withholding tax obligations are paid by delivering shares or by reducing the number of shares otherwise issuable pursuant to the award. The surrender or withholding of such shares will in certain circumstances result in income with respect to such shares or a carryover basis in the shares acquired.
Stock Appreciation Rights
The recipient of a SAR will not realize any taxable income on the grant of the SAR. Upon the exercise of the SAR, the participant will realize ordinary income in an amount equal to the fair market value of the shares and/or cash received on the date of exercise. The Company will generally be entitled to a corresponding tax deduction.
Upon the sale of shares acquired from exercising a SAR, the participant will realize a capital gain (or loss) equal to the difference between the proceeds received and the fair market value of the shares on the date of exercise. The capital gain (or loss) will be a long-term capital gain (or loss) if the participant held the shares for more than one year after the exercise of the SAR, or otherwise a short-term capital gain (or loss).
Restricted Stock
The federal income tax consequences of a grant of restricted stock depend on whether a participant elects to be taxed at the time of the grant (an “83(b) election,” named for Section 83(b) of the Internal Revenue Code). If the participant does not make an 83(b) election, the participant will not realize taxable income at the time of grant. When the restrictions on the shares lapse, the participant will realize ordinary income in an amount equal to the fair market value of the restricted stock at that time (less any amount that the participant pays for the shares). If the participant makes an 83(b) election, the participant will realize ordinary income at the time of grant in an amount equal to the fair market value of the shares at that time (less any amount that the participant pays for the shares), determined without regard to any of the restrictions. If shares are forfeited before the restrictions lapse, the participant will not be entitled to a corresponding deduction.
The participant’s tax basis in restricted stock will be the income realized with respect to the shares (plus any amount that the participant paid for the shares). Upon a subsequent disposition of any shares, the participant will realize a capital gain or loss, equal to the amount received upon disposition minus the participant’s tax basis. The capital gain (or loss) will be a long-term capital gain (or loss) if the participant held the shares for more than one year after realizing income attributable to the shares, or otherwise a short-term capital gain (or loss).
Avnet will be entitled to a tax deduction in the taxable year in which the participant realizes income. The amount of the deduction will be the same as the amount of income realized by the participant.

PROPOSAL 3: APPROVAL OF THE 2025 STOCK COMPENSATION AND INCENTIVE PLAN
2025 ANNUAL
PROXY STATEMENT
Restricted Stock Units/Performance Share Units/Other Stock Unit Awards
Recipients of restricted stock units, performance share units and other stock unit awards will not realize any taxable income at the time of grant. Income will be realized when the awards vest and are paid in cash or shares of stock. At that time, the participant will realize ordinary income equal to the then fair market value of the shares or cash paid to the participant. The value of shares included in income will be the participant’s tax basis in the shares.
The participant’s tax basis in any stock issued to settle a restricted stock unit, performance share unit or other stock unit award will be the amount realized as income attributable to the shares. Upon a subsequent disposition of any shares, the participant will realize capital gain or loss, equal to the amount received upon disposition minus the participant’s tax basis. The capital gain (or loss) will be a long-term capital gain (or loss).
if the participant held the shares for more than one year after realizing income attributable to the shares, or otherwise a short-term capital gain (or loss).
The Company will be entitled to a tax deduction in the taxable year in which the participant realizes income. The amount of the deduction will be the same as the amount of income realized by the participant.
EIP Awards
The recipient of an EIP Award will not realize any taxable income at the time of grant. Income will be realized after the Performance Objectives are achieved, when the awards are paid in cash. At that time, the full cash value of the EIP Award paid to the participant will be includible in the participant’s ordinary income. The Company will generally be entitled to a tax deduction in the taxable year in which the participant realizes income.
Other Tax Issues
Employment Taxes
In general, the amount includible in income upon the exercise of options and upon the vesting of other awards, will be treated as wages for purposes of employment taxes, including Social Security (up to the Social Security wage base) and Medicare taxes. Also, upon the sale of shares acquired from awards under the 2025 Plan, participants with income above a specified threshold will be subject to a new tax on passive income (in addition to capital gains taxes).
Section 162 Limitations
Section 162(m) of the Internal Revenue Code generally disallows a public company’s tax deduction for compensation to covered employees over $1 million in any tax year. Compensation, for this purpose, includes taxable income attributable to awards granted under this 2025 Plan and, therefore, some awards may not be fully deductible by the Company under Section 162(m) of the Internal Revenue Code.
Section 409A
The 2025 Plan is intended to comply with Section 409A of the Internal Revenue Code (“Section 409A”) to the extent that such section would apply to any award under the 2025 Plan. Section 409A governs the taxation of non-qualified deferred compensation. Any participant that is granted an award that is deemed to be deferred compensation, such as a grant of deferred stock that does not qualify for an exemption from Section 409A, and does not comply with Section 409A, could be subject to taxation on the award as soon as the award is no longer subject to a substantial risk of forfeiture (even if the award is not exercisable or immediately deliverable) and an additional 20% tax (and a further additional tax based upon an amount of interest determined under Section 409A) on the value of the award.
Section 280G
As noted above, the Administrator has discretion to accelerate the payment or vesting (including the release of restrictions) on any awards in the event of a Change in Control. If this occurs, payments and transfers of shares to “disqualified individuals” under Section 280G of the Internal Revenue Code (generally officers, the

PROPOSAL 3: APPROVAL OF THE 2025 STOCK COMPENSATION AND INCENTIVE PLAN
2025 ANNUAL
PROXY STATEMENT
250 highest paid employees of the Company and subsidiaries in which the Company’s ownership interest is 80% or more, and shareholders who own 1% or more of the Company) that are deemed to be contingent on the Change in Control may be subject to special tax consequences that apply to “parachute payments.” To determine whether these special tax consequences are triggered, the sum of the payments and transfers under the 2025 Plan and all other compensation that is deemed to be contingent on the Change in Control (the “potential parachute payments”) must be compared to the disqualified individual’s “base amount.” In general, the base amount is the individual’s average annual taxable compensation from the Company during the five years (or the number of years the individual worked for the Company, if fewer) immediately before the Change in Control. If the amount of the potential parachute payments equals or exceeds three times the base amount, the excess of the potential parachute payments over the base amount will be considered “excess parachute payments.” If any amounts are determined to be excess parachute payments, the disqualified individual will have to pay an excise tax equal to 20% of the excess of the potential parachute payments over the individual’s base amount. In addition, the Company would not be allowed to deduct the amount that is subject to the excise tax.
Importance of Consulting Tax Adviser
The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current federal income tax rules and therefore is subject to change when those rules change. Moreover, tax consequences will depend on individual recipient circumstances, so recipients should consult their tax adviser as to the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of Common Stock acquired as a result of an award.

2025 ANNUAL
PROXY STATEMENT
PROPOSAL 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
RECOMMENDATION OF THE BOARD
The Board recommends that shareholders vote FOR the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for Fiscal 2026.
Description of Proposal
The Audit Committee has approved the selection of PricewaterhouseCoopers LLP (“PwC”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 27, 2026.
In determining whether to reappoint the independent registered public accounting firm, the Audit Committee annually considers several factors including:
•
the firm’s independence and objectivity;

•
the firm’s capability and expertise in handling the breadth and complexity of the Company’s global operations, including the expertise and capability of the lead audit partner;

•
historical and recent performance, including the extent and quality of the firm’s communications with the Audit Committee, and management’s views of the firm’s overall performance;

•
data related to audit quality and performance, including recent Public Company Accounting Oversight Board inspection reports on the firm; and

•
the appropriateness of the firm’s fees, both on an absolute basis and as compared with its peers.

KPMG LLP was the Company’s independent registered public accounting firm in fiscal years 2024 and 2025. For a summary of the fees that were paid to KPMG in those years, please see “Principal Accounting Firm Fees.”
The Company expects that representatives of PwC will be present at the Annual Meeting. The representatives will have an opportunity to make a statement as they may desire and will be available to respond to appropriate questions from shareholders.
Vote Required For Approval
For approval, this proposal must receive affirmative votes from a simple majority of shareholder votes cast at the Annual Meeting. Abstentions are not counted in determining the votes cast. Brokers who hold shares of Common Stock as nominees will have discretionary authority to vote such shares if they have not received timely voting instructions from the beneficial owners.
Proxy
Unless otherwise directed by the shareholder, the persons named as proxies on the proxy card will vote each properly signed and returned proxy card FOR the ratification of PwC as the Company’s independent registered public accounting firm for Fiscal 2026.

2025 ANNUAL
PROXY STATEMENT
PRINCIPAL ACCOUNTING FIRM FEES
The table below provides information relating to fees charged for services performed by KPMG, which was the Company’s independent registered public accounting firm in fiscal years 2024 and 2025. All the services described in the table were approved in conformity with the Audit Committee’s pre-approval process for independent registered public accounting firm fees.
	Fiscal 2024	Fiscal 2025
Audit Fees	$6,400,000	$7,007,000
Audit-Related Fees	$2,572,000	$55,000
Tax Fees	$332,000	$186,000
TOTAL	$9,304,000	$7,248,000
Audit Fees.   In both fiscal years, Audit Fees consisted of fees incurred for work performed by KPMG associated with the audit of the Company’s consolidated financial statements, including reviews performed on the Company’s Form 10-Q filings, certain statutory audits required for the Company’s subsidiaries, and fees in connection with the audit of internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002. Audit fees also included fees in connection with registration statements filed by the Company, including consents.
Audit-Related Fees.   In both fiscal years, Audit-Related Fees included fees in connection with certain compliance-related services. In fiscal 2024, Audit-Related Fees also included due diligence services to assist with evaluating potential transactions.
Tax Fees.   In both fiscal years, Tax Fees consisted of fees primarily for assistance with global tax compliance (federal, international, state, and local), tax audits, and tax advice. All services to be provided by the Company’s independent registered public accounting firm are subject to pre-approval by the Audit Committee.
The Audit Committee has adopted an External Auditor Scope of Services Policy (“Scope Policy”), which requires the Audit Committee’s pre-approval of all services to be performed by the Company’s independent registered public accounting firm. In each case, pre-approval is required either by the Audit Committee or by the Chair of the Audit Committee, who is authorized to approve individual projects up to $250,000 with the total for such projects not to exceed $500,000, and must then report them to the full Audit Committee by the next Audit Committee meeting.
As permitted by the SEC, the Audit Committee has also adopted a pre-approval policy (“Pre-Approval Policy”), whereby certain types of services up to specified cost levels have been pre-approved by the Audit Committee. Management monitors service requests to ensure they are consistent with the types of services approved by the Audit Committee and that the fee limits are not exceeded. Types of services not covered by the Pre-Approval Policy or services exceeding the pre-approved cost levels continue to be subject to pre-approval by the Audit Committee under the Scope Policy. Management provides quarterly reports to the Audit Committee regarding pre-approval requests related to the fees for projects requiring services by KPMG covered by the Scope Policy and regarding the nature and fee amounts for all pre-approved services under the Pre-Approval Policy. All services performed and related fees billed by KPMG during fiscal years 2024 and 2025 were pre-approved by the Audit Committee pursuant to regulations of the SEC.

2025 ANNUAL
PROXY STATEMENT
AUDIT COMMITTEE REPORT
The Audit Committee represents and assists the Board in fulfilling its oversight responsibilities with respect to the integrity of the Company’s financial statements, the independence, qualification and performance of the Company’s corporate internal audit function and its independent registered public accounting firm, and compliance with legal and regulatory requirements and certain corporate transactions. The Audit Committee operates under a written charter, which sets forth its purpose, member qualifications, authority, and responsibilities. The Audit Committee evaluates and assesses the effectiveness of the Audit Committee and the adequacy of its charter on an annual basis. The charter is available on the Company’s website at https://ir.avnet.com/corporate-governance/ governance-documents.
The Audit Committee monitors the activities and performance of the Company’s internal audit function, including scope of reviews, department staffing levels, and reporting and follow-up procedures. The Audit Committee also meets regularly with the Company’s independent registered public accounting firm in executive sessions. Management has responsibility for the preparation, presentation, and integrity of the Company’s financial statements and the reporting process, including the system of internal controls. The Audit Committee previously oversaw the policies and results with respect to risk assessment, including risks related to data protection and cybersecurity. These areas were transitioned to the Technology and Risk Committee on January 1, 2025.
The Audit Committee meets with the independent registered public accounting firm and management to review the Company’s financial results before the Company publishes quarterly earnings press releases and before it files quarterly reports on Form 10-Q and an annual report on Form 10-K. The Audit Committee also monitors the activities and performance of the Company’s independent registered public accounting firm, including audit scope, audit fees, auditor independence, and non-audit services. The independent registered public accounting firm’s services are subject to pre-approval by the Audit Committee. As permitted by the SEC, the Audit Committee has approved a pre-approval policy, whereby certain types of services up to specified cost levels have been pre-approved by the Committee and approval has been delegated to management. Types of services not covered by the policy or services exceeding the pre-approved cost levels continue to be subject to pre-approval by the Audit Committee. Management provides quarterly reports to the Audit Committee on the nature and fee amounts for all such pre-approved services.
The Audit Committee has reviewed and discussed the audited financial statements for fiscal 2025 with management and KPMG LLP, which was the Company’s independent registered public accounting firm for fiscal 2025. This review included a discussion with KPMG and management of the Company’s accounting principles, the reasonableness of significant estimates and judgments, including disclosure of critical accounting policies, and the conduct of the audit. The Audit Committee has discussed with KPMG the matters required to be discussed under the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee received the written disclosures and the letter from KPMG required by the applicable requirements of the PCAOB regarding KPMG’s communications with the Audit Committee concerning independence and the Audit Committee discussed with KPMG its independence. The Audit Committee has concluded that KPMG is independent from the Company and its management. KPMG also discussed with the Audit Committee its internal quality control procedures. In reliance on this review and these discussions, and the report of KPMG, the Audit Committee has recommended to the Board, and the Board has approved, the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended June 28, 2025, for filing with the Securities and Exchange Commission.
Ernest E. Maddock, Chair
Helmut Gassel
Virginia L. Henkels
Oleg Khaykin

2025 ANNUAL
PROXY STATEMENT
SHAREHOLDER PROPOSALS AND NOMINATIONS
The Company did not receive any requests from shareholders for a matter or a Director nominee to be submitted to a vote at the 2025 Annual Meeting or to be included in the Company’s 2025 proxy statement or proxy card.
Under SEC rules or pursuant to the Company’s By-laws, shareholders may submit proposals or director nominations that they believe should be voted on at an annual shareholder meeting or may recommend persons for nomination to the Board of Directors. There are several alternatives a shareholder may use and a summary of those alternatives follows.
Under Rule 14a-8 of the Exchange Act, certain shareholder proposals may be eligible to be included in the Company’s 2026 proxy statement. Such shareholder proposals must be submitted, along with proof of ownership of the Company’s Common Stock and other required materials, in accordance with Rule 14a-8(b), to the Company’s Corporate Secretary at: Avnet, Inc., 2211 South 47th Street, Phoenix, Arizona 85034. All shareholder proposals submitted pursuant to Rule 14a-8 must be received by June 9, 2026.
For information regarding how to nominate a Director candidate for consideration by the Corporate Governance Committee, please see “Corporate Governance — Director Nominations” in this Proxy Statement.
Alternatively, under the Company’s By-laws, any shareholder wishing to appear at the 2026 Annual Meeting and submit a proposal or nominate a person as a Director candidate must submit the proposal or nomination to the Company’s Corporate Secretary not earlier than June 18, 2026, and not later than July 21, 2026 and comply with the requirements of the Company’s By-laws. Any such shareholder proposal or Director nomination will not appear in the Company’s proxy statement. However, Director nominations may be included on the Company’s proxy card if the additional requirements under Rule 14a-19 of the Exchange Act, known as the Universal Proxy Rule, and the By-laws are complied with. If notice is received by the Company after July 21, 2026, then such notice will be considered untimely. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
The persons named as proxies in the proxy materials relating to the 2026 Annual Meeting will use their discretion in voting the proxies when these matters are raised at the meeting.

2025 ANNUAL
PROXY STATEMENT
DELIVERY OF DOCUMENTS TO SHAREHOLDERS WITH SAME LAST NAME AND ADDRESS
Pursuant to SEC rules, the Company is sending only a single copy of its proxy materials or Notice of Availability of Proxy Materials, as applicable, to shareholders who share the same last name and address, unless they have notified the Company that they want to continue receiving multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources.
Householding for bank and brokerage accounts is limited to accounts within the same bank or brokerage firm. For example, if you and your spouse share the same last name and address, and you and your spouse each have two accounts containing the Company’s Common Stock at two different brokerage firms, your household will receive two copies of the Company’s proxy materials, one from each brokerage firm.
If you received a household mailing this year and you would like to have separate proxy materials mailed to you, or you would like to opt out of this practice for future mailings, please submit your request by mail to Corporate Secretary, Avnet, Inc., 2211 South 47th Street, Phoenix, Arizona 85034 or by email to corporatesecretary@avnet.com. Similarly, you may also contact the Company if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.
GENERAL
Upon written request of any shareholder entitled to receive this Proxy Statement, the Company will provide, without charge, a copy of its Annual Report on Form 10-K, including the consolidated financial statements, the notes thereto and financial statement schedules, as filed with the SEC. Any such request should be addressed to the Corporate Secretary, Avnet, Inc., 2211 South 47th Street, Phoenix, Arizona 85034. This request must include a representation by the shareholder that as of September 22, 2025, the shareholder is entitled to vote at the Annual Meeting.
PLEASE SIGN, DATE AND MAIL YOUR PROXY NOW
OR SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET.
THE COMPANY APPRECIATES YOUR PROMPT RESPONSE!

2025 ANNUAL
PROXY STATEMENT
APPENDIX A
RECONCILIATION OF NON-GAAP MEASURES
The table below presents a reconciliation of each non-GAAP financial measure included in this Proxy Statement to the most comparable GAAP financial measure for the fiscal years 2023 through 2025.
	Fiscal Year 2025
	Operating Income	Net Income	Diluted Earnings Per Share
	(thousands except per share data)
GAAP results	$514,254	$240,217	$2.75
Restructuring, integration and other expenses	108,316	87,645	1.01
Amortization of intangible assets and other	1,463	1,117	0.01
Foreign currency loss and other, net		20,831	0.24
Income tax adjustments		(49,527)	(0.57)
Total adjustments	109,779	60,066	0.69
Adjusted non-GAAP results	$624,033	$300,283	$3.44
	Fiscal Year 2024
	Operating Income	Net Income	Diluted Earnings Per Share
	(thousands except per share data)
GAAP results	$844,367	$498,699	$5.43
Restructuring, integration and other expenses	52,550	39,550	0.43
Amortization of intangible assets and other	3,130	2,430	0.03
Gain on legal settlements and other		(66,065)	(0.72)
Foreign currency loss and other, net		20,357	0.22
Income tax adjustments		(4,992)	(0.05)
Total adjustments	55,680	(8,720)	(0.09)
Adjusted non-GAAP results	$900,047	$489,979	$5.34
	Fiscal Year 2023
	Operating Income	Net Income	Diluted Earnings Per Share
	(thousands except per share data)
GAAP results	$1,186,800	$770,828	$8.26
Restructuring, integration and other expenses	28,038	22,031	0.24
Amortization of intangible assets and other	6,053	4,693	0.05
Gain on legal settlements and other	—	(28,325)	(0.31)
Income tax adjustments	—	(16,453)	(0.18)
Total adjustments	34,091	(18,054)	(0.20)
Adjusted non-GAAP results	$1,220,891	$752,774	$8.06

Appendix A
2025 ANNUAL
PROXY STATEMENT
The Company believes that operating income adjusted for the impact of the items identified above is a useful measure to help shareholders better assess and understand the Company’s operating performance, especially when comparing results with previous periods, primarily because management views the excluded items to be outside of the Company’s normal operating results or non-cash in nature. The Company analyzes operating income without the impact of these items as an indicator of ongoing margin performance and underlying trends in the business.
The Company believes net income and diluted earnings per share, as adjusted for the impact of the items identified above, are useful measures to shareholders because they provide a measure of the Company’s net profitability on a more comparable basis to historical periods. Additionally, because of management’s focus on generating shareholder value, of which net profitability is a primary driver, management believes net income and diluted earnings per share, excluding the impact of these items, provide an important measure of the Company’s net results of operations.
For a detailed description of the items adjusting the GAAP results in the table above, refer to the respective fiscal year’s Annual Report on Form 10-K filed with the Securities and Exchange Commission. Any analysis of results on a non-GAAP basis should be used as a complement to, and in conjunction with, data presented in accordance with GAAP.

2025 ANNUAL
PROXY STATEMENT
APPENDIX B
AVNET, INC.
2025 STOCK COMPENSATION AND INCENTIVE PLAN
ARTICLE 1
PURPOSE OF THE PLAN
The 2025 Stock Compensation and Incentive Plan is intended to advance Avnet’s interests by helping Avnet and its subsidiaries to attract, retain, and motivate high caliber talent to serve as Eligible Employees and Non-Employee Directors, and by providing incentives that are consistent with the shareholders’ interest in maximizing the value of Avnet’s stock.
ARTICLE 2
DEFINITIONS
The following terms, when used in capitalized form, shall have the meanings set forth below:
2.1.   Administrator means —
(a)   the Committee, with respect to each Award granted to an Eligible Employee; and
(b)   the Independent Directors, with respect to each Award granted to a Non-Employee Director.
2.2.   Agreement means the document (written or electronic) that evidences an Award granted hereunder and sets forth the material terms thereof, including any addendum thereto. Each Agreement shall be in such form as prescribed or approved by the Administrator.
2.3.   Avnet means Avnet, Inc.
2.4.   Award means a grant under the Plan of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Share Unit, Other Stock Unit Award, or Executive Incentive Performance Award, as evidenced by an Agreement.
2.5.   Board of Directors and Director mean, respectively, the Board of Directors of Avnet and any member thereof.
2.6.   Change in Control means the happening of any of the following:
(a)   the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 30% of either: (A) the then outstanding shares of Stock or (B) the combined voting power of the then outstanding voting securities of Avnet entitled to vote generally in the election of Directors; provided, however, that the following transactions shall not constitute a Change in Control under this subsection (a): (i) any acquisition directly from Avnet (excluding an acquisition by virtue of the exercise of a conversion privilege), (ii) any acquisition by Avnet or an entity controlled by Avnet, or (iii) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by Avnet or any entity controlled by Avnet; or
(b)   the individuals who, as of the date of the 2025 annual meeting of Avnet’s stockholders (the “Determination Date”) constitute the Board of Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that an individual who becomes a Director subsequent to the Determination Date shall be treated as a member of the Incumbent Board if (i) his election, or nomination for election by Avnet’s stockholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board, and (ii) his initial assumption of office does

APPENDIX B
2025 ANNUAL
PROXY STATEMENT
not occur as a result of an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than a majority of the then Incumbent Board; or
(c)   a complete liquidation or dissolution of Avnet, or the sale or other disposition of all or substantially all the assets of Avnet (in one or more transactions).
Solely with respect to any Award that constitutes “deferred compensation” subject to Section 409A of the Code and that is payable on account of a Change in Control (including any installments or stream of payments that are accelerated on account of a Change in Control), a Change in Control shall occur only if such event also constitutes a “change in the ownership”, “change in effective control”, and/or a “change in the ownership of a substantial portion of assets” of the Company as those terms are defined under Treasury Regulation Section 1.409A-3(i)(5), but only to the extent necessary to establish a time or form of payment that complies with Section 409A of the Code, without altering the definition of Change in Control for purposes of determining whether a Participant’s rights to such Award become vested or otherwise unconditional upon the Change in Control.
2.7.   CEO means the Chief Executive Officer of Avnet.
2.8.   Code means the Internal Revenue Code of 1986, as amended.
2.9.   Committee means the Compensation and Leadership Development Committee of the Board of Directors, which shall consist of three or more Non-Employee Directors appointed by the Board of Directors. Only Non-Employee Directors, within the meaning of Rule 16b-3, may serve on the Committee.
2.10.   Company means Avnet and all its Subsidiaries.
2.11.   Disability means a “permanent and total disability” as defined by Code section 22(e)(3).
2.12.   Eligible Employee means an employee of Avnet or of any of its Subsidiaries. Eligible Employee shall also include an individual retained by Avnet or any of its Subsidiaries to render services as a consultant or advisor other than services in connection with the offer or sale of securities in a capital-raising transaction or services that directly or indirectly promote or maintain a market for Avnet’s securities.
2.13.   Exchange Act means the Securities Exchange Act of 1934, as amended.
2.14.   Executive Incentive Performance Award or EIP Award means a performance-based cash award granted pursuant to Article 11.
2.15.   Executive Officer means an employee designated by Avnet as an executive officer under Rule 16b-3.
2.16.   Fair Market Value means, with respect to any date, the closing price (as reported for the Nasdaq Composite Index) at which shares of Stock have been sold on such date (or, if such date is a date for which no trading is so reported, on the next preceding date for which trading is so reported), or such other price as determined by the Committee in accordance with applicable law.
2.17.   Grant Date means, with respect to granting an Award or modification of an outstanding Award, the date on which the material terms of the Award (including, as applicable, the number of shares covered by the Awards and the exercise price) are established and all action constituting the making or modification of such Award is completed, without regard to (a) the date on which the applicable Agreement is executed or (b) whether such Award or modification is subject to future shareholder approval or other conditions. The Grant Date for any Award shall not occur before the recipient of the Award becomes an Eligible Employee or Non-Employee Director, as applicable.
2.18.   Independent Directors means members of the Board of Directors acting as a group, each of whom satisfies Avnet’s Director independence standards.
2.19.   Non-Employee Director means a Director who is not an Eligible Employee.
2.20.   Option means an Award granted pursuant to Article 5. In general, an Option gives the recipient the right to purchase a specified number of shares, which may be vested shares or Restricted Stock, at a specified price during a specified term, subject to the terms and conditions of the applicable Agreement.

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2.21.   Optionee means a person who, at the time in question, holds an Option that then remains unexercised in whole or in part, has not been surrendered, and has not expired or terminated. The term “Optionee” also includes any Successor Optionee.
2.22.   Other Stock Unit Award means a full value Award (i.e., not an Option, SAR, or other appreciation award) granted pursuant to Article 10.
2.23.   Participant means an Eligible Employee or Non-Employee Director who has been granted an Award hereunder.
2.24.   Performance Criteria means any of the following criteria as related to Avnet, any Subsidiary, or any division or other area of Avnet or a Subsidiary:
(a)   Economic profit; economic value added; price of Stock; total stockholder return; revenues; sales; sales productivity; sales growth; net income; operating income; gross profit; earnings per share; return on equity; return on investment; return on capital employed; cash flow; operating margin; gross margin; operating unit contribution; achievement of annual operating profit plans; debt level; market share; net worth; or other similar financial performance measures as may be determined by the Committee; or
(b)   Strategic business criteria consisting of one or more objectives based on meeting specified market penetration or market share; geographic business expansion; objective customer satisfaction goals; objective goals relating to divestitures, joint ventures, mergers, acquisitions, and similar transactions; implementation or completion of specified projects or processes strategic or critical to the Company’s business operations; individual business objectives; objective measures of brand recognition/acceptance; performance achievements on designated projects or objectives; objective measures of regulatory compliance; objective measures of environmental, social and corporate governance; successful completion of internal or external audits; successful integration of business units; successful hiring, , retention of talent, or other succession planning; or objective measures of employee engagement and satisfaction.
In addition, Performance Criteria may include any other criteria selected by the Committee.
2.25.   Performance Objectives mean, for any Award that is contingent in whole or in part on achievement of performance objectives, the objectives or other performance levels with respect to specified Performance Criteria that are measured over a Performance Period for the purpose of determining the amount of such Award and/or whether such Award is granted or vested.
2.26.   Performance Period means a period over which achievement of Performance Objectives is measured, as set forth in the applicable Agreement.
2.27.   Performance Share Unit means an Award granted pursuant to Article 9. In general, a Performance Share Unit gives the recipient a contractual right to receive a particular number of shares of Stock or cash upon the attainment of specified Performance Objectives.
2.28.   Period of Restriction means the period during which the transfer of shares of Restricted Stock is restricted, pursuant to Article 7.
2.29.   Plan means the Avnet, Inc. 2025 Stock Compensation and Incentive Plan, as may be amended from time to time.
2.30.   Restricted Stock means an Award of Stock granted pursuant to Article 7. In general, Restricted Stock is Stock that, during a Period of Restriction, is subject to a substantial risk of forfeiture and restrictions against sale or other transfer.
2.31.   Restricted Stock Unit means an Award granted pursuant to Article 8. In general, a Restricted Stock Unit gives the recipient a contractual right to receive cash or shares of Stock upon the occurrence of specified vesting conditions.
2.32.   Rule 16b-3 means Rule 16b-3 promulgated under the Exchange Act.

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2.33.   Securities Act means the Securities Act of 1933, as amended.
2.34.   Stock means Avnet’s $1.00 par value common stock, subject to the adjustment provisions set forth in Article 13.
2.35.   Stock Appreciation Right or SAR means an Award granted pursuant to Article 6. In general, a Stock Appreciation Right gives the recipient the right to receive, upon exercise of the Award, an amount equal to the excess of the Fair Market Value of the shares of Stock with respect to which the SAR is being exercised (determined as of the exercise date) over the exercise price set forth in the Agreement.
2.36.   Subsidiary means a corporation in which Avnet directly or indirectly owns more than 50% of the total combined voting power of all classes of capital stock.
2.37.   Successor Optionee means any person who, under the provisions of Article 5, has acquired from an Optionee the right to exercise an Option, for so long as such Option remains unexercised in whole or in part, and has not been surrendered, exercised, or terminated.
ARTICLE 3
SHARES RESERVED FOR THE PLAN
3.1.   General Limitations.   Subject to the adjustment provisions set forth in Article 13, the maximum number of shares of Stock that may be delivered pursuant to the exercise of Awards granted under the Plan shall be 3,000,000 shares. All such shares shall be available for any type of Award. At no time shall there be outstanding Awards under the Plan covering more than such maximum number of shares less the aggregate of the shares of Stock previously delivered pursuant to the exercise of Options (including the shares of Stock previously covered by Options surrendered in connection with the exercise of SARs), the shares of Stock with respect to which stock-settled SARs have been exercised (without regard to the number of shares of Stock issued upon settlement of such SARs), and the shares of Stock previously delivered pursuant to the vesting of Restricted Stock, Restricted Stock Units, Performance Share Units, and Other Stock Unit Awards. The shares of Stock authorized hereunder shall be in addition to the shares of Stock authorized for grant under Avnet’s 2016 and 2021 Stock Compensation and Incentive Plans. Shares of Stock subject to Awards may consist of authorized but unissued shares of Stock and/or shares of Stock held in Avnet’s treasury.
3.2.   Individual Limitations.   No Non-Employee Director may be granted Awards covering shares with a value at the time of grant of more than $1 million in any calendar year; provided, however, that Awards covering shares of Stock with a value of up to $2 million may be granted to a Non-Employee Director during the calendar year in which the Non-Employee Director first joins the Board of Directors or is first designated as Chair of the Board of Directors or Lead Director.
3.3.   Termination and Expiration of Awards.   If an Award is canceled, forfeited, expired or otherwise terminates or is settled without delivery of shares of Stock, whether in whole or in part, the number of shares of Stock covered by such Award immediately before such cancellation, forfeiture, expiration, termination, or settlement shall thereupon be added back to the number of shares of Stock otherwise available for further grants of Awards hereunder; provided, however, that the following transactions involving shares of Stock shall not result in shares of Stock becoming available for subsequent Awards: (a) Stock tendered or withheld in payment of the exercise price of an Option; (b) Stock tendered or withheld for taxes; (c) Stock that was subject to a stock-settled SAR or an Option that was related to a SAR and was not issued upon the settlement or exercise of such SAR; and (d) Stock repurchased by the Company with the proceeds of an Option exercise.
ARTICLE 4
ADMINISTRATION OF THE PLAN
4.1.   Plan Administration.   This Plan shall be administered by the Administrator. The Administrator shall have full and exclusive power to: (a) construe and interpret the Plan; (b) establish and amend rules and regulations for the administration of the Plan; (c) correct any defect, remedy any omission, and reconcile any ambiguity or inconsistency in the Plan or any Award in the manner and to the extent it deems necessary or desirable to carry out the intent of the Plan and such Award; and (d) certify the level as to which each

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Performance Objective was attained. Subject to Section 4.4, the Administrator may delegate some or all of its authority under the Plan (including powers not referenced in this Section 4.1) to one or more Company officers, to the extent permitted by and not inconsistent with any requirements of applicable law.
4.2.   Committee’s Authority to Grant Awards.   In addition to the powers enumerated in Section 4.1 (and without limiting the generality thereof), the Committee shall have plenary authority and discretion to determine the time or times at which Awards shall be granted to Eligible Employees, the Eligible Employees to whom Awards shall be granted, the number of shares of Stock (or for Awards denominated in cash, the dollar amount) to be covered by each such Award, and the terms and conditions upon which each such Award may be exercised (in each case, to the extent not inconsistent with the provisions of this Plan). Subject to the requirements of the Plan, the terms and conditions prescribed or approved for any Award granted by the Committee (as reflected in the applicable Agreement) shall be entirely within the discretion of the Committee.
4.3.   Independent Directors’ Authority to Grant Awards.   In addition to the powers enumerated in Section 4.1 (and without limiting the generality thereof), the Independent Directors shall have plenary authority and discretion to determine the time or times at which Awards shall be granted to Non-Employee Directors, the Non-Employee Directors to whom Awards shall be granted, the number of shares of Stock (or for Awards denominated in cash, the dollar amount) to be covered by each such Award, and the terms and conditions upon which each such Award may be exercised (in each case, to the extent not inconsistent with the provisions of this Plan); provided that (a) no Director shall participate in any action taken with respect to an Award granted or to be granted to such Director, unless the same action is contemplated for all similarly situated Directors, and (b) no Award shall be granted to a Non-Employee Director unless such grant is approved by a majority of the Independent Directors. Subject to the requirements of the Plan, the terms and conditions prescribed or approved for any Award granted by the Independent Directors (as reflected in the applicable Agreement) shall be entirely within the discretion of the Independent Directors.
4.4.   CEO Authority to Grant Awards.   The CEO shall have authority to make Awards to Eligible Employees who are not Executive Officers, subject to such limits, if any, as the Committee may impose. The CEO shall have plenary authority and discretion to determine the time or times at which Awards that the CEO is authorized to grant shall be granted, the Eligible Employees to whom such Awards shall be granted, the number of shares of Stock (or for Awards denominated in cash, the dollar amount) to be covered by each such Award, and the terms and conditions upon which each such Award may be exercised (in each case, to the extent not inconsistent with the provisions of this Plan).
4.5.   Determining Amount Payable.   With respect to any Award that is conditioned in whole or in part on the achievement of Performance Objectives, the Administrator shall determine the extent to which the applicable Performance Objectives were achieved and shall have discretion to reduce the amount that becomes vested or payable upon achievement of such Performance Objectives.
4.6.   Decisions of the Administrator.   All determinations and decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive, and binding upon all persons and the Company, except to the extent that the terms of any sale or award of shares of Stock, or any grant of rights or Options under the Plan, are required by law or by the Restated Certificate of Incorporation or By-laws, as amended, of Avnet to be approved by the Board of Directors or shareholders.
4.7.   Law Compliance.   Notwithstanding any other provision of the Plan, the Administrator may impose such conditions on any Award, and the Board of Directors may amend the Plan in any such respects, as the Administrator or the Board of Directors determines is necessary or desirable to avoid adverse consequences under Rule 16b-3, Section 409A of the Code, Section 280G of the Code, or any other applicable law; and the Plan shall be construed consistently with the intent to avoid adverse consequences under applicable law.
ARTICLE 5
OPTIONS
5.1.   Grant.   The Committee (and the CEO to the extent permitted by Section 4.4) may grant Options to Eligible Employees, and the Independent Directors may grant Options to Non-Employee Directors.

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5.2.   Exercise Price.   The price per share at which Stock subject to an Option may be purchased shall be set forth in the Agreement. Such exercise price shall be at least 100% of the Fair Market Value of the Stock on the Grant Date.
5.3.   Term.   The term of each Option granted under the Plan shall be set forth in the Agreement; provided, however, that in no event shall an Option be exercisable after the day before the tenth (10th) anniversary of the Grant Date. Unless sooner forfeited or otherwise terminated pursuant to the terms hereof or of the Agreement, each Option granted under the Plan shall expire at the end of its term, and the term may not be extended. No Option may be exercised after the expiration of its term.
5.4.   Exercisability (Vesting).   Each Option granted under the Plan shall be subject to the vesting conditions set forth in the Agreement; provided, however, that the exercisability of any Option may be accelerated to the extent permitted by Section 12.2 (Acceleration of Vesting). Subject to Section 12.2, an Option shall become vested no faster than pro rata over the three (3) year period that starts on the Grant Date. Subject to the provisions of the Agreement, each Option granted under the Plan that has become exercisable pursuant to this Section 5.4 shall remain exercisable thereafter until the expiration of its term as described in Section 5.3.
5.5.   Exercise.   To the extent that an Option has become exercisable in accordance with Section 5.4, such Option may be exercised by notice to Avnet, in a form approved by Avnet, stating the number of shares of Stock with respect to which such Award is being exercised, accompanied by payment in full therefor as described below. After receipt of such notice and payment, subject to Section 12.6 (Registration of Shares), Avnet shall record the stock transfer on its books and records without the need to issue a physical certificate. The payment due upon exercise of an Option may be made in any form permitted by the Administrator. The permitted forms of payment may (but are not required to) include (a) cash or check (certified, if so required by Avnet); (b) shares of Stock with a fair market value, at the date of receipt by Avnet, equal to the aggregate exercise price (plus withholding, if applicable); (c) a combination of subsections (a) and (b) of this Section 5.5; (d) having Avnet retain from the Stock otherwise issuable upon exercise of the Option a number of shares of Stock having a fair market value equal to the exercise price of the Option (plus withholding, if applicable); (e) to the extent permitted by applicable law, by delivering a properly executed exercise notice, together with irrevocable instructions to a broker to promptly deliver to Avnet the exercise price and to deliver to the Participant the net amount of shares received upon exercise (after subtracting the exercise price, withholding, and any broker fee); or (f) any other manner acceptable to the Administrator.
5.6.   General Modification Rules; Limits on Repricing.   The Administrator may, for such consideration (if any) as it may deem adequate and with the prior consent of the Optionee, modify the terms of any outstanding Option; provided, however, that except to the extent permitted by Section 5.8, no Option may be repriced, replaced, or regranted through cancellation, or by lowering the exercise price of such Option, and no Option with an exercise price that exceeds the Fair Market Value of a share of Stock shall be exchanged for a cash payment, without shareholder approval.
5.7.   Dividend Rights.   Participants in whose name Options are granted shall not be entitled to receive dividends or other distributions with respect to shares of Stock underlying such Options prior to the exercise of such Options.
5.8.   Special Modification in the Event of a Corporate Transaction.   In the event of a corporate transaction (within the meaning of Treas. Reg. § 1.424-1(a)(3)), the Administrator may provide for the assumption or substitution of outstanding Options, provided that the requirements of Treas. Reg. § 1.409A-1(b)(v)(D) are satisfied.
ARTICLE 6
STOCK APPRECIATION RIGHTS (“SARs”)
6.1.   Grant.   The Committee (and the CEO to the extent permitted by Section 4.4) may grant SARs to Eligible Employees, and the Independent Directors may grant SARs to Non-Employee Directors. Each SAR may be free-standing or related to all or part of an Option. In the discretion of the Administrator, a SAR related to an Option may be granted at any time before the related Option is exercised, expires, is terminated, or is surrendered, and may be modified when the related Option is modified.

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6.2.   Exercise Price.   The exercise price per share for each free-standing SAR granted under the Plan shall be set forth in the Agreement. Such exercise price shall be at least 100% of the Fair Market Value of the Stock on the Grant Date. The exercise price per share for each SAR related to an Option shall be no less than the exercise price for the related Option.
6.3.   Term.   The term of each SAR granted under the Plan shall be set forth in the Agreement; provided, however that in no event shall a SAR be exercisable after the day before the tenth (10th) anniversary of the Grant Date. Unless sooner forfeited or otherwise terminated pursuant to the terms hereof or of the Agreement, each SAR granted under the Plan shall expire at the end of its term, and the term may not be extended. No SAR may be exercised after the expiration of its term.
6.4.   Exercisability (Vesting).   Each SAR granted under the Plan shall be subject to the vesting conditions set forth in the Agreement; provided, however, that (a) the exercisability of any SAR may be accelerated to the extent permitted by Section 12.2 (Acceleration of Vesting), and (b) if a SAR relates to all or part of an Option, such SAR shall be exercisable only to the extent that the related Option is exercisable. Subject to Section 12.2, a SAR shall become vested no faster than pro rata over the three (3) year period that starts on the Grant Date. Subject to the provisions of the Agreement, each SAR that is exercisable pursuant to this Section 6.4 shall remain exercisable thereafter until the expiration of its term as described in Section 6.3.
6.5.   Exercise.   To the extent that a SAR has become exercisable in accordance with Section 6.4, such SAR may be exercised in accordance with the procedures set forth in Section 5.5 (Exercise), but without the requirement to make a payment therefor. If the SAR is related to all or part of an Option, the Optionee must provide with the exercise notice an instrument effecting the surrender of the related portion of the Option. Each SAR may be settled in shares of Stock, cash, or a combination of cash and shares (provided that shares of Stock underlying any SAR that is settled in cash shall not be available to be issued in a future Award). No fractional shares shall be issued; any amount that would have been payable in fractional shares shall be paid in cash.
6.6.   Other Conditions.   The Administrator (or its designee) may impose any other conditions upon the exercise of SARs. Such conditions may govern the right to exercise SARs granted before the adoption or amendment of such conditions as well as SARs granted thereafter.
6.7.   Dividend Rights.   Participants in whose name SARs are granted shall not be entitled to receive dividends or other distributions with respect to shares of Stock underlying such SARs.
6.8.   Modification and Cancellation Rules.   The modification and cancellation rules and restrictions set forth in Sections 5.6 (General Modification Rules) and 5.8 (Special Modification in the Event of a Corporate Transaction) shall also apply with respect to SARs.
ARTICLE 7
RESTRICTED STOCK
7.1.   Grant.   The Committee (and the CEO to the extent permitted by Section 4.4) may grant Restricted Stock to Eligible Employees, and the Independent Directors may grant Restricted Stock to Non-Employee Directors. The number of shares granted pursuant to any Restricted Stock Award, and the purchase price (if any), shall be set forth in the Agreement.
7.2.   Restrictions.   During the Period of Restriction set forth in the applicable Agreement, shares of Restricted Stock shall not be sold, transferred, pledged, assigned, exchanged, encumbered, alienated, hypothecated, or otherwise disposed of. Except as otherwise provided in the Agreement, if a Participant’s employment or other service with the Company terminates before the end of the Period of Restriction for any shares of Restricted Stock, all such restricted shares shall be forfeited, and all rights of the Participant with respect to such shares of Stock shall immediately terminate without any payment or other consideration therefor; provided that if the Participant paid for any of the forfeited shares, the Company shall refund the purchase price (without interest or any other earnings). Any forfeited shares of Restricted Stock that had been delivered to, or held in custody for, a Participant shall be returned to Avnet, accompanied by any instrument of transfer requested by Avnet.

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7.3.   Lapse of Period of Restriction (Vesting).   The Period of Restriction for each Award of Restricted Stock shall lapse only upon satisfaction of conditions set forth in the Agreement. Such conditions may be based on (a) continued service to Avnet or a Subsidiary for a specified period, (b) achievement of Performance Objectives, or (c) a combination of (a) and (b). Subject to Section 12.2, the Period of Restriction for any Award of Restricted Stock shall lapse no faster than pro rata over the three (3) year period that starts on the Grant Date.
7.4.   Settlement of Restricted Stock.   Shares of Restricted Stock shall become freely transferable immediately following the last day of the Period of Restriction. As soon as practicable after the Period of Restriction lapses, Avnet shall record the stock transfer on its books and records without the need to issue a physical certificate.
7.5.   Voting Rights.   During the Period of Restriction, Participants in whose name Restricted Stock is granted under the Plan may exercise full voting rights with respect to those shares.
7.6.   Dividend Rights.   During the Period of Restriction, Participants in whose name Restricted Stock is granted shall be entitled to receive all dividends and other distributions paid with respect to such Restricted Stock Awards, as set forth in this Section 7.6. Dividends paid in cash shall be automatically reinvested in additional shares of Restricted Stock at a purchase price per share equal to the Fair Market Value of a share of Stock on the date such dividend is paid; provided, however, that fractional shares shall not be issued. Any amount that would have been invested in a fractional share shall be payable to the Participant in cash when the Period of Restriction for the underlying shares lapses. All additional shares of Stock received by a Participant in respect of a dividend or other distribution on Restricted Stock, whether through reinvestment or through a dividend or other distribution paid in shares of Stock, shall be subject to the same restrictions (for the same Period of Restriction) as the Restricted Stock with respect to which they were received; and the right to receive cash with respect to any fractional share shall be subject to forfeiture until the Period of Restriction for the underlying shares lapses.
7.7.   Foreign Laws.   Notwithstanding any other provision of the Plan, if Restricted Stock is to be awarded to a Participant who is subject to the laws, including the tax laws, of any country other than the United States, the Committee may, in its discretion, direct Avnet to sell, assign, or otherwise transfer the Restricted Stock to a trust or other entity or arrangement, rather than grant the Restricted Stock directly to the Participant.
ARTICLE 8
RESTRICTED STOCK UNITS
8.1.   Grant.   The Committee (and the CEO to the extent permitted by Section 4.4) may grant Restricted Stock Units to Eligible Employees, and the Independent Directors may grant Restricted Stock Units to Non-Employee Directors. The number of shares of Stock underlying any Restricted Stock Unit Award shall be set forth in the Agreement.
8.2.   Vesting.   An Award of Restricted Stock Units shall be subject to vesting conditions set forth in the applicable Agreement. Such vesting conditions may be based on (a) continued service to Avnet or a Subsidiary for a specified period, (b) achievement of Performance Objectives, or (c) a combination of (a) and (b). Subject to Section 12.2, a Restricted Stock Unit Award shall become vested no faster than pro rata over the three (3) year period that starts on the Grant Date.
8.3.   Settlement of Restricted Stock Units.   Subject to Section 12.6 (Registration of Shares), unless the applicable Agreement provides otherwise, as soon as practicable after any Restricted Stock Unit becomes vested (and in no event later than the end of the “applicable 2-1∕2 month period” described in Treas. Reg. § 1.409A-1(b)(4)(i)(A)), Avnet shall transfer to the Participant one share of Stock for each such vested Restricted Stock Unit, cash in lieu of shares of Stock, or a combination of cash and shares of Stock. No fractional shares shall be issued with respect to vesting of Restricted Stock Units.
8.4.   Dividend Rights.   Participants in whose name Restricted Stock Units are granted shall not be entitled to receive dividends or other distributions with respect to shares of Stock underlying such Restricted Stock Unit, unless the Agreement provides otherwise. Any right to receive dividends or other distributions shall be

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subject to the same vesting conditions and risk of forfeiture as the Restricted Stock Units with respect to which such right is granted, and accrued dividends and distributions, if any, shall be paid when the applicable Restricted Stock Units are settled.
ARTICLE 9
PERFORMANCE SHARE UNITS
9.1.   Grant.   The Committee (and the CEO to the extent permitted by Section 4.4) may grant Performance Share Units to Eligible Employees, and the Independent Directors may grant Performance Share Units to Non-Employee Directors. The target and maximum number of Shares deliverable upon achievement of the applicable Performance Objectives shall be set forth in the Agreement.
9.2.   Vesting.   Vesting of Performance Share Units shall be conditioned upon the achievement of specified Performance Objectives over a specified Performance Period, and such other conditions as are set forth in the Agreement. Subject to Section 12.2, Awards of Performance Share Units shall become vested no faster than pro rata over the three (3) year period that starts on the Grant Date.
9.3.   Settlement of Performance Shares.   Subject to Section 12.6 (Registration of Shares), unless the Agreement provides otherwise, as soon as practicable after Performance Share Units become vested (and in no event later than the end of the “applicable 2-1∕2 month period” described in Treas. Reg. § 1.409A-1(b)(4)(i)(A)), Avnet shall transfer to the Participant shares of Stock or cash, or a combination of cash and shares of Stock, corresponding to the vested amount (determined after considering the Administrator’s discretion to reduce the amount payable upon achievement of Performance Objectives). No fractional shares shall be issued with respect to vesting of Performance Share Units.
9.4.   Dividend Rights.   Participants in whose name Performance Share Units are granted shall not be entitled to receive dividends or other distributions with respect to shares of Stock underlying such Performance Share Units, unless the Agreement provides otherwise. Any right to receive dividends or other distributions shall be subject to the same vesting conditions and risk of forfeiture as the Performance Share Units with respect to which such right is granted, and accrued dividends and distributions, if any, shall be paid when the applicable Performance Share Units are settled.
ARTICLE 10
OTHER STOCK UNIT AWARDS
10.1.   Grant.   The Committee (and the CEO to the extent permitted by Section 4.4) may grant Other Stock Unit Awards to Eligible Employees, and the Independent Directors may grant Other Stock Unit Awards to Non-Employee Directors. Each Other Stock Unit Award may be granted as a stand-alone Award or in connection with another Award made under the Plan, and may be in the form of Stock or other securities. The number of shares of Stock or other securities underlying any Other Stock Unit Award shall be set forth in the Agreement.
10.2.   Amount of Award.   The value of each Other Stock Unit Award shall be based, in whole or in part, on the value of the underlying Stock or other securities. The Agreement may provide that an Other Stock Unit Award may provide to the Participant (a) dividends or dividend equivalents and (b) cash payments in lieu of or in addition to an Award.
10.3.   General Rules for Other Stock Unit Awards.   Subject to the requirements of the Plan, including this Section 10.3, the terms, restrictions, conditions, vesting requirements, and payment rules of an Other Stock Unit Award (collectively, the “Rules”) shall be set forth in the Agreement. The Rules for each Other Stock Unit Award need not be consistent from one Other Stock Unit Award to another.
(a)   An Other Stock Unit Award shall be subject to vesting conditions set forth in the applicable Agreement, which may be based on any criterion permitted by Section 8.2 (Vesting). Subject to Section 12.2, the minimum vesting period required by Section 8.2 shall also apply for Other Stock Unit Awards; provided that the minimum vesting period shall not apply for full value awards granted to Non-Employee Directors.
(b)   An Other Stock Unit Award may be contingent on the payment of cash consideration by the Participant or may provide for delivery of the Award, and any Stock or other securities issued in conjunction with the Award, without any payment of cash consideration.

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(c)   The time and form of payment of an Other Stock Unit Award shall be set forth in the Agreement. An Other Stock Unit Award may be subject to a deferred payment schedule, if so set forth in the Agreement.
(d)   The Administrator, in its sole discretion, may waive or otherwise remove, in whole or in part, any restriction or condition imposed on an Other Stock Unit Award at the time of grant. For example, the Administrator may take such action in relation to the assumption of, or substitution of stock unit awards of a company with which Avnet or a Subsidiary participates in an acquisition, separation, or similar corporate transaction.
ARTICLE 11
EXECUTIVE INCENTIVE PERFORMANCE AWARDS
11.1.   EIP Awards.   The Committee (and the CEO to the extent permitted by Section 4.4) may issue EIP Awards to Eligible Employees who are Executive Officers or members of senior management of Avnet or of any of its Subsidiaries. Neither this Article 11 nor any other provision of the Plan shall limit in any way the authority of the CEO and other Company officers to issue incentive pay and cash bonuses to Eligible Employees who are not Executive Officers.
11.2.   Determination of EIP Amount.   The amount of an EIP Award shall be determined by the Committee (or the CEO to the extent permitted by Section 4.4) and shall be contingent upon the achievement of Performance Objectives specified by the Committee, as set forth in the Agreement.
11.3.   Payment of Awards.   EIP Awards shall be paid in cash after the Performance Period has ended and the Committee has certified that the specified Performance Objectives were achieved. Except as otherwise expressly provided in an Agreement, payment shall be made no later than the end of the “applicable 2-1∕2 month period” described in Treas. Reg. § 1.409A-1(b)(4)(i)(A).
11.4.   Individual Limitation.   The maximum individual EIP Award permitted for a 12-month Performance Period is $5,000,000. If the Performance Period is not twelve (12) months, the $5,000,000 limitation shall be adjusted on a pro-rata basis (downward if the Performance Period is less than 12 months and upward if the Performance Period is more than 12 months) to reflect the length of the Performance Period.
ARTICLE 12
ADDITIONAL TERMS AND PROVISIONS
12.1.   Agreements.   Promptly after the grant or modification of any Award, the Administrator shall cause such Participant to be notified of such action and shall cause Avnet to deliver to such Participant an Agreement (which Agreement shall be signed on behalf of Avnet by an officer of Avnet with appropriate authorization) evidencing the Award so granted or modified and the terms and conditions thereof and including, if applicable, an addendum evidencing the original Award prior to such modification and the terms and conditions thereof.
12.2.   Acceleration of Vesting and Cancellation of Options and SARs.   The Administrator, in its sole discretion, may accelerate the vesting of any Award (including the lapsing of the Period of Restriction for Restricted Stock), or remove conditions for vesting (or lapsing of the Period of Restriction) upon a Change in Control or the Participant’s death, retirement, layoff, separation from service in connection with a Change in Control, or other separation from service where the Administrator determines that such treatment is appropriate and in the Company’s best interests, as well as upon assumption of, or in substitution for equity awards of a company with which Avnet or a Subsidiary participates in an acquisition, separation, merger, or similar corporate transaction. In addition, the Administrator may grant awards of Options, SARs, Restricted Stock, Restricted Stock Units, Performance Share Units and Other Stock Unit Awards that do not satisfy the minimum vesting periods and Periods of Restriction prescribed by Sections 5.4, 6.4, 7.3, 8.2, 9.2, and 10.3(a), provided that the total number of shares of Stock underlying Awards that do not satisfy such minimum vesting periods and Periods of Restriction shall not exceed five percent (5%) of the total number of shares available for grant under the Plan. In connection with a Change in Control, any Options or SARs may be canceled in exchange for the right (to the extent vested) to receive, at a time determined by the Administrator, a cash payment equal to the excess, if any, of the fair market value of the Stock subject to the Option or SAR over the exercise price. For

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the avoidance of doubt, no payment shall be required with respect to any Option or SAR for which the exercise price exceeds the fair market value of the Stock at the time of the cancellation (i.e., an “under water” option or SAR).
12.3.   Tax Withholding.   The Company shall have the right to deduct from all amounts paid to a Participant or beneficiary any taxes that it determines are required by law to be withheld in respect of Awards under the Plan. In the case of an Award settled in shares of Stock, no shares of Stock shall be issued, and no election under Section 83(b) of the Code shall be accepted, unless and until arrangements satisfactory to the Company have been made to satisfy any applicable withholding tax obligations. Without limiting the generality of the foregoing and subject to such terms and conditions as the Committee may impose, the Company shall have the right to (a) retain shares of Stock or (b) subject to such terms and conditions as the Committee may establish from time to time, allow Participants or beneficiaries to (i) tender shares of Stock (including shares of Stock issuable in respect of an Award) to satisfy, in whole or in part, the amount required to be withheld, or (ii) pay the required tax withholding amount to Avnet in cash; and the fair market value of shares of Stock withheld may exceed the minimum statutory withholding requirements. For purposes of determining the number of shares of Stock required to satisfy a tax withholding obligation, the Fair Market Value shall be calculated as of the date that the amount to be withheld is determined. Unless a Participant or beneficiary, as applicable, requests to pay Avnet cash for any fractional share that would otherwise be required to be withheld to satisfy a tax withholding obligation, the number of shares of Stock withheld by Avnet shall be rounded up to the nearest whole number. Regardless of the amount withheld, each Participant and beneficiary shall be responsible at all times for paying all federal, state, and local income and employment taxes allocable to such Participant or beneficiary with respect to any Award (including taxes due with respect to imputed income), and the Company shall not be responsible for any interest or penalty that a Participant incurs by failing to make timely payments of tax.
12.4.   No Right to Employment; No Right to Award.   The Plan shall not confer upon any Participant or other individual any right with respect to continued employment with the Company, or continued membership on the Board of Directors, nor shall it interfere in any way with the individual’s right, or the Company’s right, to terminate employment or Board membership at any time. No provision of the Plan shall be construed to give any Eligible Employee or Non-Employee Director a right to receive an Award.
12.5.   Shareholder Rights.   Except as provided in Article 7 with respect to Restricted Stock, no Participant shall acquire or have any rights as a shareholder of Avnet by virtue of any Award until the shares of Stock issued pursuant to the Award or the exercise thereof are recorded in the books and records of Avnet in accordance with the terms of the Plan. After such recordation in the books and records of Avnet, the recipient of shares of Stock shall have the full rights of a holder of such Stock.
12.6.   Registration of Shares.   It is Avnet’s present intention to register the shares of Stock issued pursuant to the Plan under the Securities Act as necessary. Avnet shall not be obligated to sell or deliver any shares of Stock pursuant to the granting, vesting, or exercise of any Award unless and until —
(a)   either (i) Avnet has received from its counsel an opinion concluding that such shares need not be registered under the Securities Act, or (ii) (A) such shares have been registered under the Securities Act, (B) no stop order suspending the effectiveness of such registration statement has been issued and no proceedings therefor have been instituted or threatened under the Securities Act, and (C) with respect to such shares, there is available at the time of such grant, vesting event, or exercise (as applicable) a prospectus meeting the requirements of the Securities Act and the rules promulgated thereunder;
(b)   such shares are (or upon official notice of issuance will be) listed on each national securities exchange on which the class of Stock is then listed;
(c)   if necessary, the prior approval of such delivery has been obtained from any State regulatory body having jurisdiction (but nothing herein contained shall be deemed to require Avnet to register or qualify as a foreign corporation in any State nor, except as to any matter or transaction relating to the sale or delivery of such shares, to consent to service of process in any State); and

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(d)   if the Committee so requires, Avnet has received an opinion from its counsel with respect to compliance with the matters set forth in subsections (a), (b), and/or (c) of this Section 12.6.
In addition, the making of any Award or determination, the delivery or recording of a stock transfer, and payment of any amount due to a Participant may be postponed for such period as Avnet may require, in the exercise of reasonable diligence, to comply with the requirements of any applicable law.
12.7.   Document Requirements.   The Committee may require, as a condition of any payment or share issuance, that certain agreements, undertakings, representations, certificates, or information, as the Committee may deem necessary or advisable, be executed or provided to the Company.
12.8.   Deferrals.   The Administrator may allow a Participant to elect to defer receipt of any payment of cash or any delivery of shares of Stock that would otherwise be due to such Participant by virtue of the exercise, earn-out, or settlement of any Award made under the Plan, other than Options or Stock Appreciation Rights. If such election is permitted, the Committee shall establish rules and procedures for such deferrals, including provisions that the Committee or the Participant determines are necessary or advisable to comply with, or avoid being subject to, the requirements of Section 409A of the Code, and provisions for the payment or crediting of dividend equivalents in respect of deferrals credited in units of Stock.
12.9.   Recoupment/Clawback.   Each Award shall be subject to the terms and conditions of Avnet’s compensation recoupment or clawback policy, as in effect and amended from time to time, including disgorgement or repayment to the extent required by such policy.
12.10.   Nontransferability.   Except as otherwise provided in Section 7.7 (Foreign Laws), this Section 12.10, or the applicable Agreement, no Award granted under the Plan, and no interests therein, may be sold, transferred, pledged, assigned, exchanged, encumbered or otherwise alienated or hypothecated; and each Award shall be exercisable during the Participant’s lifetime only by the Participant or his legal guardian or representative.
(a)   An Award may be transferred by testamentary disposition or the laws of descent and distribution.
(b)   The Committee shall have sole discretion to approve, and to establish terms and conditions for, a transfer of an Option to (i) the child, step-child, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, including adoptive relationships, and any person sharing the Participant’s household (other than a tenant or employee) of the Participant (an “Immediate Family Member”); (ii) a trust in which Immediate Family Members have more than 50% of the beneficial interest; (iii) a foundation in which Immediate Family Members or the Participant control the management of the assets; or (iv) any other entity in which Immediate Family Members or the Participant own more than 50% of the voting interests (each (i)  – (iv), a “Permitted Transferee”); provided, however, that, without the prior approval of the Committee, no Permitted Transferee shall further transfer an Award, either directly or indirectly, other than by testamentary disposition or the laws of descent and distribution. For example, without prior approval of the Committee, a Permitted Transferee may not transfer an Award by reason of the dissolution of, or a change in the beneficiaries of, a Permitted Transferee that is a trust; the sale, merger, consolidation, dissolution, or liquidation of a Permitted Transferee that is a partnership (or the sale of all or any portion of the partnership interests therein); or the sale, merger, consolidation, dissolution or liquidation of a Permitted Transferee that is a corporation (or the sale of all or any portion of the stock thereof).
(c)   The Committee shall have discretion to authorize a transfer pursuant to a domestic relations order; provided, however, that the Committee shall not be required under any circumstance to accept or approve a transfer pursuant to a domestic relations order.
(d)   An Award may be forfeited or transferred to the extent required to satisfy a tax levy or judgment under the Mandatory Victims Restitution Act or similar federal or state law.
12.11.   Applicable Law and Severability.   The Plan, and its rules, rights, agreements and regulations, shall be governed and construed in accordance with the laws of the State of New York, without regard to any conflicts or choice of law rule or principle that might result in the application of the substantive law of another

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jurisdiction. If any provision of the Plan is held invalid, illegal, or unenforceable, in whole or in part, for any reason, such determination shall not affect the validity, legality or enforceability of any remaining provision, portion of provision or the Plan overall, which shall remain in full force and effect as if such invalid, illegal or unenforceable provision (or portion thereof) had never been included in the Plan.
12.12.   Special Incentive Compensation.   No shares of Stock or other remuneration provided pursuant to an Award, other than an EIP Award, shall be included in compensation for purposes of determining the amount payable to any individual under any pension, savings, retirement, life insurance, or other employee benefits arrangement of the Company, unless otherwise determined by the Company. Remuneration provided pursuant to an EIP Award shall be included in compensation to the extent (and only to the extent) required by the applicable employee benefits arrangement.
12.13.   Section 16(b) of the Exchange Act.   All Agreements for Participants subject to Section 16(b) of the Exchange Act shall be deemed to include any such additional terms, conditions, limitations and provisions as Rule 16b-3 requires, unless the Committee in its discretion determines that any such Award should not be governed by Rule 16b-3. In addition, with respect to persons subject to Section 16(b) of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent that any provision of the Plan or any action by the Administrator fails to comply with Rule 16b-3, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.
12.14.   Section 409A of the Code.   The Plan, any Award granted under the Plan, and all Agreements evidencing such Awards, shall be interpreted and administered with the intent that (a) all Options, SARs, and comparable awards shall be exempt from Section 409A of the Code by reason of the exemption for certain stock rights set forth in Treas. Reg. § 1.409A-1(b)(5); (b) all Awards of Restricted Stock shall be exempt from Section 409A of the Code by reason of the exemption for restricted property governed by Section 83 of the Code set forth in Treas. Reg. § 1.409A-1(b)(6); and (c) except to the extent that the applicable Agreement reflects an intent to provide for nonqualified deferred compensation that is subject to and complies with the requirements of Section 409A of the Code, all Restricted Stock Unit Awards, Performance Share Unit Awards, Other Stock Unit Awards, and EIP Awards shall be exempt from Section 409A of the Code by reason of the “short-term deferral rule” set forth in Treas. Reg. § 1.409A-1(b)(4). To the extent that an Award is subject to Section 409A of the Code, the following rules will apply:
(a)   It is intended that the provisions of the Plan, any Award granted under the Plan, and all Agreements avoid the adverse consequences under Section 409A of the Code, and all provisions of the Plan, any Award granted under the Plan, and all Agreements shall be construed and interpreted in a manner consistent with that intent.
(b)   If payment is due upon a termination of employment or service, payment shall only be made if such termination constitutes a “separation from service” within the meaning of Section 409A of the Code.
(c)   If, at the time of a Participant’s separation from service (within the meaning of Section 409A of the Code), (A) such Participant shall be a specified employee (within the meaning of Section 409A of the Code) and (B) an amount payable pursuant to an Award constitutes nonqualified deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Company shall not pay such amount on the otherwise scheduled payment date but shall instead pay it, without interest, on the first day of the seventh month following such separation from service.
(d)   Notwithstanding any provision of the Plan to the contrary, the Company reserves the right to make amendments to any Award as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. In any case, a Participant shall be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a Participant or for a Participant’s account in connection with an Award (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its Affiliates shall have any obligation to indemnify or otherwise hold such Participant harmless from any or all of such taxes or penalties.

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(e)   Each payment payable under the Plan is intended to constitute a separate payment under Treas. Reg. § 1.409A-2(b)(2).
12.15.   Application of Proceeds.   The proceeds received by the Company from the sale of Stock under the Plan shall be used for general corporate purposes.
12.16.   Rules of Construction.   Whenever used in the Plan, (a) words in the masculine gender shall be deemed to refer to females as well as to males; (b) words in the singular shall be deemed to refer also to the plural; (c) the word “include” shall mean “including but not limited to”; (d) references to a statute or regulation or statutory or regulatory provision shall refer to that provision (or to a successor provision of similar import) as currently in effect, as amended, or as reenacted, and to any regulations and other formal guidance of general applicability issued thereunder; and (e) references to a law shall include any statute, regulation, rule, court case, or other requirement established by an exchange or a governmental authority or agency, and applicable law shall include any tax law that imposes requirements in order to avoid adverse tax consequences.
12.17.   Headings and Captions.   The headings and captions in this Plan document are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.
12.18.   Effective Date.   The Plan shall become effective on the date the Plan is approved by Avnet’s shareholders.
ARTICLE 13
ADJUSTMENTS UPON CHANGES IN CAPITALIZATION
13.1.   Share Adjustments.   If the Stock is split, divided, or otherwise reclassified into or exchanged for a greater or lesser number of shares of Stock or into shares of Stock and/or any other securities of Avnet by reason of recapitalization, reclassification, stock split or reverse split, combination of shares or other reorganization, the term “Stock” as used herein shall thereafter mean the number and kind of shares or other securities into which the Stock shall have been so split, divided or otherwise reclassified or for which the Stock shall have been so exchanged; and the remaining number of shares of Stock which may, in the aggregate, thereafter be delivered pursuant to the grant or exercise of an Award and the remaining number of shares of Stock which may thereafter be delivered pursuant to the exercise of any Options and/or SARs then outstanding, shall be correspondingly adjusted. If a dividend payable in shares of Stock is paid to the holders of outstanding shares of Stock, the remaining number of shares of Stock which may, in the aggregate, thereafter be delivered pursuant to the exercise or grant of Awards, and the remaining number of shares of Stock that may thereafter be delivered pursuant to the exercise of any Awards then outstanding shall be increased by the percentage that the number of shares of Stock so paid as a dividend bears to the total number of shares of Stock outstanding immediately before the payment of such dividend. If an extraordinary cash dividend is paid to the holders of outstanding shares of Stock, the remaining number of shares of Stock that may, in the aggregate, thereafter be delivered pursuant to the exercise or grant of Awards and the remaining number of shares of Stock that may thereafter be delivered pursuant to the exercise of any Awards then outstanding, shall be equitably adjusted by the Committee.
13.2.   Exercise Price Adjustments.   If the Stock is split, divided or otherwise reclassified or exchanged, or if any dividend payable in shares of Stock or extraordinary cash dividend is paid to the holders of outstanding shares of Stock, in each case, as provided in the preceding paragraph, the purchase price per share of Stock upon exercise of outstanding Options, and the aggregate number of shares of Stock with respect to which Awards may be granted to any Participant in any calendar year, shall be correspondingly adjusted.
13.3.   Fractional Shares.   Notwithstanding any other provision of this Article 13, if upon any adjustment made in accordance with Section 13.1 above, the remaining number of shares of Stock which may thereafter be delivered pursuant to the exercise of any Award then outstanding shall include a fractional share of Stock, such fractional share of Stock shall be disregarded for all purposes of the Plan and the Optionee holding such Award shall become entitled neither to purchase the same nor to receive cash or other property in payment therefor or in lieu thereof.

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ARTICLE 14
AMENDMENT OR TERMINATION OF THE PLAN
14.1.   The Plan shall automatically terminate on November 21, 2035, unless it is sooner terminated pursuant to Section 14.2, below. No Award shall be granted after the Plan terminates. All Awards granted before the Plan terminates shall continue in effect thereafter in accordance with the terms of the applicable Agreements and the Plan.
14.2.   Reservation of Rights.   The Board of Directors may amend or terminate the Plan and/or any Award thereunder at any time as the Board of Directors may deem advisable and in the best interests of Avnet; provided, however, that —
(a)   a Participant’s written consent shall be required for any amendment to an outstanding Award that would adversely affect in a material manner the rights of such Participant under such Award, unless the Committee determines in its discretion that there have occurred or are about to occur significant changes in the Participant’s position, duties or responsibilities, or significant changes in economic, legislative, regulatory, tax, accounting or cost/benefit conditions that the Committee determines in its sole discretion make Participant consent inappropriate under the circumstances; and
(b)   the affirmative vote of a majority of the votes cast at a meeting of the shareholders of Avnet duly called and held for that purpose, shall be required for any change that (i) affects the composition or functioning of the Committee; (ii) materially increases the aggregate number of shares of Stock that may be delivered pursuant to the exercise of Awards; (iii) materially increases the aggregate number of shares of Stock with respect to which Options or other Awards may be granted to any Participant during any calendar year; (iv) materially decreases the minimum purchase price per share of Stock (in relation to the Fair Market Value thereof at the respective dates of grant) upon the exercise of Options; (v) extends the ten-year maximum period within which an Award is exercisable or the termination date of the Plan; or (vi) otherwise triggers a shareholder approval requirement under an applicable law or listing standard.

AVNET, INC.2211 SOUTH 47TH STREETPHOENIX, AZ 85034VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information.Vote by 11:59 p.m. Eastern Time on November 20, 2025 for shares held directly and by11:59 p.m. Eastern Time on November 18, 2025 for shares held in a Plan. Have your proxy cardin hand when you access the web site and follow the instructions to obtain your records and tocreate an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you canconsent to receiving all future proxy statements, proxy cards and annual reports electronically viae-mail or the Internet. To sign up for electronic delivery, please follow the instructions above tovote using the Internet and, when prompted, indicate that you agree to receive or access proxymaterials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m.Eastern Time on November 20, 2025 for shares held directly and by 11:59 p.m. Eastern Timeon November 18, 2025 for shares held in a Plan. Have your proxy card in hand when you calland then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V78701-P35563-Z90603KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY AVNET, INC.The Board of Directors recommends you vote FOR thefollowing:1. Election of DirectorsNominees:For Against Abstain 1a. Rodney C. Adkins1b. Brenda L. Freeman1c. Philip R. Gallagher1d. Helmut Gassel1e. Virginia L. Henkels1f. Jo Ann Jenkins1g. Oleg Khaykin1h. Ernest E. Maddock1i. Avid Modjtabai1j. Adalio T. SanchezFor Against AbstainThe Board of Directors recommends you vote FOR thefollowing proposals:For Against Abstain2. Advisory vote on named executive compensation.NOTE: Such other business as may properly come before themeeting or any adjournment thereof.3. Approval of the 2025 Stock Compensation and IncentivePlan. 4. Ratification of appointment of PricewaterhouseCoopers LLPas the independent registered public accounting firm forthe fiscal year ending June 27, 2026.NOTE: Such other business as may properly come before themeeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Jointowners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

ANNUAL MEETING OF SHAREHOLDERSFriday, November 21, 20258:00 a.m. (local time)Avnet, Inc.2211 South 47th StreetPhoenix, AZ 85034You may vote through the Internet, by telephone or by mail.Please read the card carefully for instructions.However you decide to vote, your participation in the Annual Meeting ofShareholders is important.Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.AVNET, INC.This Proxy is Solicited on Behalf of the Board of Directorsfor the Annual Meeting of Shareholders held onNovember 21, 2025The undersigned shareholder of AVNET, INC. (the "Company") hereby constitutes and appoints Michael R. McCoy and Darrel S. Jackson,or either of them, as proxy of the undersigned, with full power of substitution and revocation, to vote all shares of Common Stock of the Company standing in his or her name on the books of the Company at the Annual Meeting of Shareholders to be held at 8:00 a.m., local time, at Avnet, Inc., 2211 South 47th Street, Phoenix, AZ 85034 on November 21, 2025, or at any adjournment thereof, with all the powers which the undersigned would possess if personally present, as designated on the reverse side.The undersigned hereby instructs the said proxies (i) to vote in accordance with the instructions indicated on the reverse side for each proposal, but, if no instruction is given on the reverse side, to vote FOR the election of the ten persons named on the reverse side as directors, FOR the approval of the advisory vote on named executive compensation, For the approval of the 2025 Stock Compensation and Incentive Plan, and FOR the ratification of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the fiscal year endingJune 27, 2026 and (ii) to vote, in their discretion, with respect to other such matters (including matters incidental to the conduct of the meeting) as may properly come before the meeting or any postponements or adjournments thereof.Continued and to be signed on reverse side